UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	December 31, 2006

Date of reporting period:	December 31, 2006

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2006

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example	27

Portfolio of Investments:

Money Market	33

Limited Duration	36

Income Plus	47

High Yield	55

Utilities	65

Income Builder	67

Dividend Growth	74

Global Dividend Growth	78

European Equity	83

Equity	88

S&P 500 Index	91

Global Advantage	103

Aggressive Equity	108

Strategist	111

Financial Statements:

Statements of Assets and Liabilities	124

Statements of Operations	127

Statements of Changes in Net Assets	130

Notes to Financial Statements	142

Financial Highlights	160

Report of Independent Registered Public Accounting Firm	172

Results of Special Shareholder Meeting (unaudited)	173

Trustee and Officer Information (unaudited)	181

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006

Dear Shareholder:

In 2006, the global capital markets provided strong returns in an environment of low volatility relative to historical measures. Although concerns about a U.S.-led global economic slowdown prompted a worldwide market correction in the second quarter, investors grew more comfortable with the pace of economic moderation in the U.S. in the second half of the year. For the year overall, stocks outperformed bonds, with international stock markets leading the way.

Domestic Equity Overview

In the 12 months ended December 31, 2006, the U.S. stock market completed its fourth consecutive year of positive performance. As measured by the S&P 500® Index, the broad market was up 15.79 percent for the year, with stocks advancing in each month except May.

During roughly the first half of the year, slowing economic growth, rising inflation, and the policy actions of the Federal Open Market Committee (the "Fed") received the lion's share of investors' attention and concern. Speculation that the Fed would pause its series of increases to the target federal funds rate helped support the stock market early in the year, as did encouraging labor market data and improved consumer confidence. However, in May, a backdrop of sharply rising commodity prices and an uptick in long-term interest rates reignited inflation concerns, and the Fed raised the target rate for the 16th consecutive time —a move that was not well received by stock markets both in the U.S. and abroad. Although the Fed raised rates again at its June 29th meeting, its language suggested that additional rate increases might soon become unnecessary. July proved challenging as well, as investors dealt with record high oil prices, escalating geopolitical tensions in the Middle East, a disappointing second quarter gross domestic product (GDP) report, and declining retail sales and housing data.

Early in the third quarter, however, many of the uncertainties that had been overhanging the market began to ease, and investor sentiment became more positive. The Fed discontinued its rate increases for the remainder of 2006. Oil prices declined from their recent record levels as the Israeli-Hezbollah conflict reached a peaceful accord and the U.S. hurricane season appeared to be relatively quiet. Gasoline prices also fell, providing some relief to consumers and buoying retail sales. Corporate earnings reports, on the whole, had continued to be solid throughout the year, and merger-and-acquisition and corporate restructuring activity continued at a very robust pace. Yet, evidence of a slowing economy persisted: housing trends continued to show weakness, and third quarter GDP growth came in below expectations. Nonetheless, in the final months of the period, stabilizing economic data bolstered the belief that a "soft landing" had taken place — in other words, the Fed was able to moderate the pace of economic growth without causing a recession.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

For the year, within the S&P 500 Index, the telecommunication services sector was the best performing group. Rising from their multi-year slump, telecom stocks benefited from a wave of industry consolidation, healthier balance sheets, and improved investor confidence. The energy sector, which had dominated in 2005, slipped into second place as declining oil prices in the second half of the year brought a turn in sentiment. Nonetheless, the record profits reported by some energy companies still captured investors' favor throughout 2006. Rounding out the top three performers was the utilities sector. The surprising strength of the group could be attributed to a number of factors. As bond yields became less compelling, investors turned to stocks that they believed offered more attractive dividend yields, and utilities stocks were beneficiaries of this trend. Regulatory changes were also perceived as favorable for the overall business environment. Finally, investors demonstrated a preference for utilities stocks' "defensive" characteristics (that is, they are perceived as less sensitive to economic cycles) given the slowing economic environment.

While no sector had a negative return for the year, the health care sector gained the least. Although expectations that the mid-term Congressional elections would result in a turnover to a Democratic majority hurt the outlook for many pharmaceuticals companies, the pharmaceuticals stocks generally held up relatively well. Rather, weakness in the sector appeared to come more from individual companies across a diverse group of health care industries, including biotechnology, medical devices, and health care equipment and services. Performance of the technology and industrials sectors also lagged that of the broad market, though to a lesser extent.

Despite some observers' expectations that large-capitalization stocks would lead in 2006, small-cap stocks again outperformed large- and mid-cap stocks, although performance returns were double-digit for all three segments. Moreover, value stocks performed better than growth stocks by a wide margin, also defying some predictions.

Fixed Income Overview

The first half of 2006 provided few surprises in the bond market. The Fed continued to pursue its monetary tightening policy, raising the target federal funds rate at each of its meetings to 5.25 percent by the end of June. In the second half of the year, as economic growth moderated, the housing sector weakened, and inflation concerns eased, the Fed finally took a widely anticipated respite from its record cycle of 17 consecutive rate increases, electing to keep the target fed funds rate unchanged for the remainder of the year. Despite the pause in its tightening campaign, the Fed continued to acknowledge the potential for inflation risks and reiterated previous statements that further actions regarding interest rates would be data dependent.

Inflation, as measured by the core PCE (Personal Consumption Expenditures) deflator — the Fed's preferred inflation gauge — remained elevated, rising 2.4 percent for the year ended in October, notably above the Fed's comfort zone of 1-2 percent. During the last week of December, the financial markets were

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

surprised by stronger than expected data from the Chicago Purchasing Managers Index, new home sales and existing home sales, and consumer confidence reports. This data quelled much of the ongoing speculation that the soft housing and auto markets would translate into moderating economic growth and inflation, and perhaps an ease in Fed policy.

Yields rose across the U.S. Treasury curve during the first six months, though more so on the short end of the curve which tends to more closely track changes in interest rates. Around mid-year, as expectations of a pause in Fed tightening grew, yields peaked and then drifted lower throughout most of the last half of the year, and the bond market rallied. On a net basis, however, Treasury yields moved across the curve and ended 2006 at higher levels than when the year began.

Within the government sector, agency issues posted the highest returns for the year while the Treasury sector underperformed due to its high sensitivity to interest rate changes. Mortgage-backed securities also outperformed Treasuries. Early in the period when yields were rising, higher coupon mortgages performed well as mortgage prepayments slowed. However, in response to a decline in yields in the last months of the year, lower coupon mortgages outperformed.

While the overall environment appeared to be good for corporate credit issues and defaults were near historic lows, much of the good news had already been priced into the market. Because interest rates remained at relatively low levels throughout the year, investors turned to the riskier segments of the market in an attempt to capture higher yields. The increased appetite for risk helped provide support to the high-yield market, causing yield spreads to compress to near record low levels. In this environment, the lowest credit tiers of the high-yield market — namely CCC rated securities — turned in the best performance. High demand for high-yield bonds was met by an equally high supply, which was fueled in part by an unprecedented amount of leveraged buyout and private equity activity during the year. In fact, more than $150 billion in new high-yield issues came to market in 2006, breaking the previous issuance record set in 2004.

International Equity Overview

International equity markets turned in another year of strong performance, handily outpacing the U.S. market in the 12 months ended December 31, 2006. The slowdown in the U.S. economy and its potential global impact proved to be a difficult but surmountable hurdle for international investors. In May, markets worldwide declined sharply in response to the U.S. Federal Open Market Committee's ongoing monetary tightening stance. However, following one more increase to the target federal funds rate in June, the central bank ceased its tightening for the second half of 2006. Global economic growth remained intact, and the threat of a U.S. recession subsided. International stocks, with the exception of Japan, rallied strongly going into year end.

Europe's economic picture continued to be stable in 2006, providing a positive backdrop for European stock markets. Growth in European services industries, the largest part of the economy, unexpectedly accelerated in November. Eurozone retail-sales growth and German exports gained momentum toward year end.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Meanwhile, inflation in the Eurozone began to rise as companies passed on costs from oil prices doubling in the past three years. The European Central Bank raised interest rates during the period to keep inflation under control, but many investors viewed the central bank's actions positively, as evidence that the economy was on strong ground.

On the whole, improving corporate profits and robust European domestic demand contributed to a generally positive environment for European stocks. Corporate earnings have risen but valuations have not yet expanded, providing a relatively attractive opportunity for investors in European stocks. The best performing sectors in the MSCI Europe Index were real estate, utilities, and automobiles. The weakest performers were the pharmaceuticals, software, and energy sectors.

In Japan, investors lost much of the optimism that drove the market's gains in 2005, and Japanese stocks were volatile during the period, especially in the small- and mid-cap segments. In January, an investigation of regulatory fraud at an internet company drove markets lower as speculation spread that other start-up companies might have a similar fate. Although markets turned around in March, supported by the Bank of Japan's decision to lift its zero interest rate monetary policy and a well-received Tankan survey of corporate sentiment, gains were short lived. Stocks fluctuated in the second and third quarters, given the uncertainties of U.S. economic deceleration, escalating geopolitical tensions, rapid yen appreciation and rising oil prices, despite evidence of economic strength. However, conditions improved in the fourth quarter, with better-than-expected Tankan surveys, a worldwide stock market rally and depreciation in the yen relative to the U.S. dollar. Nonetheless, the central bank kept interest rates steady in the second half of the year, due to concerns about the strength of the economy's rebound.

Elsewhere in Asia, the markets faced the same challenges as all global investors: concerns about energy prices, global liquidity, inflation, political uncertainty and the prospect of an economic slowdown in the U.S. As with the other global markets, Asian markets experienced a correction in the second quarter but rebounded in the second half of the year, especially in the fourth quarter. Despite political noise in Taiwan and ill-received central bank policy announcements in Thailand, most markets in the region closed the year in positive territory, buoyed in no small part by strong fourth quarter returns. China outpaced its peers, followed by Indonesia and the Philippines. Pakistan had a strong start but lagged its regional peers to post only a modest gain for the year overall.

Emerging markets equities posted their fourth consecutive calendar year of double-digit returns in 2006. Moreover, the emerging markets continued their outperformance over the developed markets for the sixth consecutive year. During the year, the asset class benefited from strong macroeconomic growth, a healthy consumer and supportive commodity prices. On a regional basis, Latin America was the star performer, followed by Asia and the Europe, Middle East and Africa (EMEA) region.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures,

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

Aggressive Equity Portfolio

For the 12-month period ended December 31, 2006, Aggressive Equity Portfolio Class X shares produced a total return of 7.84 percent versus 9.46 percent for the Russell 3000® Growth Index. For the same period, the Portfolio's Class Y shares returned 7.64 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's overall underperformance against the Russell 3000 Growth Index was due to stock selection, even though sector allocations contributed positively to overall performance. Areas of weakness for the Portfolio included the consumer discretionary sector, where a large overweight position versus the Russell 3000 Growth Index was the main detractor. Additionally, stock selection in consumer products and a single holding in a leisure time company proved detrimental. Within the other energy category, stock selection in crude oil producers also hampered returns.

Despite these drags on performance, there were several sources of positive returns for the Portfolio.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years	Since Inception*
Class X	7.84	%(1)	7.87	%(1)	—	5.43	%(1)
Class Y	7.64	%(1)	7.59	%(1)	—	0.06	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Stock selection in the multi-industry sector, which includes conglomerates, added to relative returns. Within the technology sector, stock selection in semiconductors more than offset the negative impact of the sector's underweight allocation. An overweight position in the utilities sector also benefited performance, as did stock selection in wireless companies.

At the close of the period, consumer discretionary represented the largest sector weight, followed by the financial services and other energy sectors. The Portfolio's exposures in the consumer discretionary and other energy sectors were overweighted versus the Russell 3000 Growth Index, while the financial services sector was underweight relative to the Russell 3000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Dividend Growth Portfolio

For the 12-month period ended December 31, 2006, Dividend Growth Portfolio Class X shares produced a total return of 11.09 percent versus 15.79 percent for the S&P 500® Index. For the same period, the Portfolio's Class Y shares returned 10.83 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years		Since Inception*
Class X	11.09	%(1)	5.94	%(1)	6.44	%(1)	9.27	%(1)
Class Y	10.83	%(1)	5.67	%(1)	—		4.57	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

On a sector basis, the Portfolio's underperformance relative to the S&P 500 Index was primarily attributable to stock selection in the health care, technology and energy sectors. Within the health care sector, the negative influence was widespread across a variety of holdings, including pharmaceuticals, biotechnology, medical devices, and health care equipment and services, and was primarily driven by individual company-specific factors. Weakness in the Portfolio's technology holdings was focused mainly in two industry groups: computer hardware and peripherals, and communications equipment. Stock selection within the energy sector also proved detrimental, due largely to negative company-specific events within certain oil services and exploration and production holdings.

In addition, in the first half of the year, we had positioned the Portfolio with a slight tilt toward growth-style stocks, given that economic growth began to slow and that growth stocks have historically performed better than their value counterparts in this environment. However, in 2006, value stocks strongly outpaced growth stocks for the year overall. Although we shifted the Portfolio's positioning in the second half of the year and performance subsequently improved, the value-oriented market climate proved challenging early in the period.

However, the Portfolio achieved good gains elsewhere. Relative to the S&P 500 Index, the Portfolio's stock selection in the financials sector added to results, with very strong performance in its capital markets holdings and a smaller contribution from insurance holdings. The Portfolio's weak stock selection in the energy sector was partially offset by an overweight allocation there. Two holdings in the materials sector also buoyed returns, driven by company-specific factors.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Equity Portfolio

For the 12-month period ended December 31, 2006, Equity Portfolio Class X shares produced a total return of 4.18 percent versus 9.46 percent for the Russell 3000® Growth Index. For the same period, the Portfolio's Class Y shares returned 3.92 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance against the Russell 3000 Growth Index was due to both stock selection and sector allocations. The bottom contributing sectors relative to the Russell 3000 Growth Index were consumer discretionary, health care, and autos and transportation. Within the consumer discretionary sector, a large overweight allocation detracted from relative returns. Furthermore, stock selection in the commercial services, consumer electronics and one holding in a leisure time company also served to weaken performance. In the health care sector, stock selection in medical and dental instruments and pharmaceutical firms offset the positive influence achieved through the sector's underweight position. In the autos and transportation category, an overweight allocation was detrimental to performance, as was the Portfolio's holdings in transportation and logistics companies.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years		Since Inception*
Class X	4.18	%(1)	5.77	%(1)	9.21	%(1)	12.00	%(1)
Class Y	3.92	%(1)	5.51	%(1)	—		(1.33	)%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Among the areas of strength for the Portfolio was the financial services sector. Here, stock selection in diversified financial services and financial information services companies was a significant positive contributor to returns. Stock selection within the multi-industry sector, which includes conglomerates, also proved advantageous. In the utilities sector, an overweight position and stock selection in wireless companies further bolstered performance.

At the close of the period, consumer discretionary represented the largest sector weight, followed by the financial services and other energy sectors. All three sectors were overweight versus the Russell 3000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the 12-month period ended December 31, 2006, European Equity Portfolio Class X shares produced a total return of 30.21 percent versus 33.72 percent for the MSCI Europe Index. For the same period, the Portfolio's Class Y shares returned 29.88 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years		Since Inception*
Class X	30.21	%(1)	10.12	%(1)	8.93	%(1)	12.20	%(1)
Class Y	29.88	%(1)	9.84	%(1)	—		3.01	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Morgan Stanley Capital International (MSCI) Europe Index measures the performance for a diverse range of global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

The Portfolio's underperformance relative to the MSCI Europe Index was primarily driven by our stock selection in banks. Within this group, some of the Portfolio's holdings had performed well early in the period but were unable to sustain their advance for the duration of the period. In addition, the Portfolio was less exposed to some of the MSCI Europe Index's better performing bank stocks, especially in the U.K. An underweight in the telecommunication services sector, which rebounded toward the end of the period, and a lack of real estate stocks, one of the market's top performing groups, further detracted from results. Finally, despite garnering strong absolute gains, the Portfolio's food, beverage and tobacco holdings lagged the performance of their peers within the MSCI Europe Index due to a variety of company specific reasons.

Nonetheless, the Portfolio's absolute return for the period should not be overlooked, and the Portfolio did show strength in other areas relative to the MSCI Europe Index. For example, the Portfolio was well served by our stock selection within the media group. In particular, a publishing and professional information services company showed strength following a restructuring. Stock selection in the technology hardware and equipment industry also bolstered returns, as a telecommunications networking company performed well on the back of improving sales dynamics. Elsewhere, the Portfolio's underweight position in the energy sector helped mitigate the negative influence of the broad sector's weakening returns amid retreating oil prices and rising production costs.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Global Advantage Portfolio

For the 12-month period ended December 31, 2006, Global Advantage Portfolio Class X shares produced a total return of 18.55 percent versus 20.07 percent for the Morgan Stanley Capital International (MSCI) World Index. For the same period, the Portfolio's Class Y shares returned 18.35 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Although the Portfolio's country and sector allocations may provide a useful basis for performance discussions, these allocations are not based on top-down positioning decisions. Given our bottom-up approach to stock selection, the Portfolio's weightings in countries or sectors are indicative of where we found the most attractive investment opportunities (or, conversely, a lack of opportunities) on an individual stock basis.

In the 12-month period, the Portfolio achieved positive performance relative to the MSCI World Index in a number of areas. The largest country-level contributors were an overweight in Spain, an underweight in Japan and an overweight in Singapore. These exposures proved advantageous during the period because Spain was the MSCI World Index's top performing market, Singapore was within the top five best performers, and Japan

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years	Since Inception*
Class X	18.55	%(1)	8.15	%(1)	—	1.80	%(1)
Class Y	18.35	%(1)	7.89	%(1)	—	(0.81	)%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 18, 1998 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

was among the worst performing markets. Moreover, of the 19 major world markets represented in the MSCI World Index, only two countries underperformed the U.S.: Japan and New Zealand. Because international markets had stronger performance, the Portfolio's underweight exposure to U.S. stocks served the Portfolio well. In addition, the Portfolio benefited from stock selection in Singapore, the U.S. and the U.K.

On a sector basis, an underweight in the energy sector boosted returns relative to the MSCI World Index. Because the earnings growth of energy companies is dependent on commodity prices, we have tended to avoid investment in energy stocks. The Portfolio's limited exposure to energy stocks was additive to performance as the price of crude oil began to retreat in the second half of the year. An underweight in the consumer staples sector and an overweight in the financials sector also had a positive influence on returns. Additionally, stock selection was strong in the financials, consumer discretionary and industrials sectors.

However, the Portfolio's underperformance relative to the MSCI World Index derived from an overweight position in South Africa and an underweight in France. Stock selection in Spain, Germany and Japan also had a detrimental effect. In terms of sectors, the Portfolio was hampered by an overweight in information technology and an underweight in utilities. Within the health care sector, both an overweight exposure and stock selection detracted from the Portfolio's results relative to the MSCI World Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Global Dividend Growth Portfolio

For the 12-month period ended December 31, 2006, Global Dividend Growth Portfolio Class X shares produced a total return of 21.94 percent versus 20.07 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned 21.60 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Relative to the MSCI World Index, the strongest performance in the Portfolio over this period came from stock selection and an underweight position in the information technology sector. In particular, the Portfolio's holdings in the equipment and hardware group and in the software and services group performed very well. The Portfolio also benefited from a zero weight in the semiconductors group, which sold off sharply during the year.

The Portfolio's positioning within the energy sector was also a strongly positive influence on performance for the year. Within this sector, the Portfolio emphasized the higher quality names, which finally began to pay off as performance of the broader sector began to stall. The Portfolio was underweight in the sector throughout the year and this also had a small positive effect.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years		Since Inception*
Class X	21.94	%(1)	11.48	%(1)	8.57	%(1)	9.67	%(1)
Class Y	21.60	%(1)	11.21	%(1)	—		7.34	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of February 23, 1994 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

The financials sector was another area where the Portfolio gained relative outperformance. In particular, stock selection in banks was strong, primarily in the Portfolio's holdings in Europe. Stock selection in diversified financials was also positive but the Portfolio's holdings within the insurance group lagged the MSCI World Index.

The weakest contributor to 2006 performance was stock selection and an underweight position in the utilities sector. Stock selection in the industrials sector was also a detractor, particularly within the capital goods group.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

High Yield Portfolio

For the 12-month period ended December 31, 2006, High Yield Portfolio Class X shares produced a total return of 9.29 percent versus 10.76 percent for the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Cap Index and 11.95 percent for the CSFB High Yield Index. For the same period, the Portfolio's Class Y shares returned 9.01 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years		Since Inception*
Class X	9.29	%(1)	7.79	%(1)	(3.83	)%(1)	3.78	%(1)
Class Y	9.01	%(1)	7.52	%(1)	—		(6.03	)%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Lehman Brothers U.S. Corporate High Yield — 2% Issuer Cap Index is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund's benchmark was changed from the CSFB High Yield Index to the Lehman Brothers U.S. Corporate High-Yield — 2% Issuer Cap Index to more accurately reflect the Fund's investible universe.

(4)  The CSFB High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Throughout the year, we continued to seek to maintain a balanced and well-diversified portfolio while allowing for strategic overweights in securities and sectors that we believed possessed the most attractive risk profiles. Over the course of the period, we increased the Portfolio's average credit quality to BB, which is higher than that of the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Cap Index. The Portfolio adopted this conservative posture because in our view, yield spreads, which were at historically tight levels, reflected the persistence of a near-perfect credit environment for an unrealistically extended period of time. This defensive positioning dampened performance as the lowest-rated segments of the market outperformed.

In terms of issuer size, we focused on larger companies because of their financial flexibility, their ability to withstand less favorable financial conditions, and their superior access to capital markets. Over the course of the year, we increased exposure to the transportation, health care, retail and energy sectors and decreased exposure to building products, manufacturing, chemicals, and metals. Strong security selection in several sectors, especially autos and retail, helped boost performance, as did a lower-than-benchmark duration**, which served the Portfolio well when interest rates rose.

At year end, the Portfolio's major sector overweights included autos and vehicle parts, energy, food and tobacco, and aerospace and defense. Key sector underweights included technology, utilities, media, cable, and paper and forest products.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

** A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolios with shorter durations perform better in rising interest-rate environments, while portfolios with longer durations perform better when rates decline.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Income Builder Portfolio

For the 12-month period ended December 31, 2003, Income Builder Portfolio Class X shares produced a total return of 14.21 percent versus 22.25 percent for the Russell 1000® Value Index and 3.78 percent for the Lehman Brothers U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned 13.96 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

In the stock portion of the Portfolio, the primary area of underperformance for the portfolio relative to the Russell 1000 Value Index was in the health care sector. A surprise negative announcement by a health care equipment and services company early in the reporting period was responsible for most of the Portfolio's weak performance in this sector. In addition, the Portfolio's health care sector overweight is largely composed of pharmaceutical stocks, which proved to be a negative influence during this time period. With the Democrats gaining a majority in Congress, investors and drug companies were concerned about potential Medicare reform that would ultimately enable government to negotiate drug prices. The telecommunications sector was another drag on performance relative to the Russell 1000 Value Index, primarily due to stock selection.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Year		10 Years	Since Inception*
Class X	14.21	%(1)	8.63	%(1)	—	7.73	%(1)
Class Y	13.96	%(1)	8.35	%(1)	—	6.80	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price -to-book ratios and lower forecasted growth values. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of January 21, 1997 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

The Portfolio had no exposure to some of the market's best performing telecom stocks, and one of the Portfolio's larger telecom holdings provided lackluster returns during the period. Further detracting from performance was an underweight in the energy sector. We had been reducing exposure to the sector all year, as the lofty valuations of many energy stocks appear to exceed what we would consider an appropriate balance of risk and return.

Nonetheless, the Portfolio did outperform the Russell 1000 Value Index in other areas. In the consumer discretionary sector, our stock selection among retailers and autos served the Portfolio well. The financial services sector also contributed positively to performance, particularly in the Portfolio's diversified financial holdings. These companies had strong exposure to the capital markets through their investment banking and trading operations, and benefited from the robust merger and acquisition activity and rising markets during the period. The Portfolio owned some of the utility sector's best performing stocks, which offset the negative impact of an underweight in the sector. Moreover, on an absolute basis, the Portfolio achieved positive results from all of its represented sectors.

As of the end of the reporting period, the Portfolio held 64 percent in stocks, 11 in bonds and 23 percent in convertible securities. With regard to bonds, we kept the Portfolio's overall duration** well below that of the Lehman Brothers U.S. Government/Credit Index during the period. This posture was beneficial as interest rates rose across the market, but detracted from relative performance during periods of sharp yield increases. An underweight to the agency sector detracted slightly from relative performance as this sector posted solid returns. Given aggressive bond valuations at the start of the year and concerns regarding increasing leverage trends, we chose to maintain a defensive posture in credit over the course of 2006. This positioning had a small negative effect on the performance of the Portfolio relative to the Lehman Brothers U.S. Government/Credit Index over the period, as spreads (or the extra return required by investors for assuming credit risk) generally narrowed. However, good security selection helped offset a portion of this weakness.

The Portfolio's investments in convertible securities made gains in the consumer discretionary, financials, and technology sectors. In the consumer discretionary sector, media holdings were standouts as both stock selection and a resulting overweight in media contributed positively. However, security selection in the industrial sector had a negative impact.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

** A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolios with shorter durations perform better in rising interest-rate environments, while portfolios with longer durations perform better when rates decline.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Income Plus Portfolio

For the 12-month period ended December 31, 2006, Income Plus Portfolio Class X shares produced a total return of 5.69 percent versus 4.30 percent for the Lehman Brothers U.S. Corporate Index and 4.33 percent for the Lehman Brothers U.S. Aggregate Index. For the same period, the Portfolio's Class Y shares returned 5.34 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting year, we kept the Portfolio's overall duration** relatively low. This posture proved beneficial to performance as interest rates rose across much of the curve. However, when rates declined later in the year, this defensive positioning detracted from relative performance.

In terms of credit risk, the Portfolio was also positioned defensively with a focus on higher-quality securities. This conservative posture, coupled with a slight narrowing of yield spreads, dampened performance as the lowest-rated segments of the credit market outperformed. On a more positive note, however, strong security selection in several sectors was additive to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

** A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years		Since Inception*
Class X	5.69	%(1)	5.63	%(1)	6.34	%(1)	7.50	%(1)
Class Y	5.34	%(1)	5.36	%(1)	—		6.76	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Lehman Brothers U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's benchmark was changed from the Lehman Brothers U.S. Aggregate Index to the Lehman Brothers U.S. Corporate Index to more accurately reflect the Portfolio's investible universe.

(4)  The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolios with shorter durations perform better in rising interest-rate environments, while portfolios with longer durations perform better when rates decline.

Limited Duration Portfolio

For the 12-month period ended December 31, 2006, Limited Duration Portfolio Class X shares produced a total return of 4.28 percent versus 4.69 percent for the Lehman Brothers U.S. Credit Index (1-5 Year). For the same period, the Portfolio's Class Y shares returned 4.03 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting year, we kept the Portfolio's overall duration** (a measure of interest-rate sensitivity) relatively low. This posture proved beneficial to performance as interest rates rose across much of the curve. However, when rates declined later in the year, this defensive positioning detracted from relative performance.

In terms of credit risk, the Portfolio was also positioned defensively with a focus on higher-quality securities. This conservative posture, coupled with a slight narrowing of yield spreads, dampened performance as the lowest-rated segments of the credit market outperformed. On a more positive note, however, strong security selection in several sectors was additive to performance.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years	Since Inception*
Class X	4.28	%(1)	2.76	%(1)	—	3.64	%(1)
Class Y	4.03	%(1)	2.49	%(1)	—	3.46	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Lehman Brothers U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

The Portfolio's emphasis on higher coupon mortgages benefited performance during the first half of the year when rates were rising as these issues outperformed their lower coupon counterparts. Higher coupon mortgages typically have slower pre-payment rates and as such, tend to be less sensitive to rising interest rates. In the last months of the year, as rates began to fall, this emphasis kept the Portfolio from more fully participating in the comparatively better performance of lower-coupon mortgages.

** A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolios with shorter durations perform better in rising interest-rate environments, while portfolios with longer durations perform better when rates decline.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2006, Money Market Portfolio had net assets of more than $234 million with an average portfolio maturity of 41 days. For the seven-day period ended December 31, 2006, the Portfolio's Class X shares provided an effective annualized yield of 4.90 percent and a current yield of 4.78 percent, while its 30-day moving average yield for December was 4.80 percent. For the 12-month period ended December 31, 2006, the Portfolio's Class X shares returned 4.61 percent. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2006, the Portfolio's Class Y shares provided an effective annualized yield of 4.64 percent and a current yield of 4.54 percent, while its 30-day moving average yield for December was 4.55 percent. For the 12-month period ended December 31, 2006, the Portfolio's Class Y shares returned 4.35 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our strategy in managing the Portfolio remained consistent with its long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach that emphasized purchasing high-quality money market obligations and avoiding the use of derivatives or structured notes that might fluctuate excessively with changing interest rates.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

S&P 500 Index Portfolio

For the 12-month period ended December 31, 2006, the S&P 500 Index Portfolio Class X shares produced a total return of 15.56 percent versus 15.79 percent for the S&P 500® Index. For the same period, the Portfolio's Class Y shares returned 15.21 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Based on absolute returns, all sectors in the S&P 500 Index and therefore in the Portfolio had positive performance during the period. The top three performers were the telecommunication services, energy and utilities sectors. In the telecom sector, a wave of industry consolidation helped revive the sector after its multi-year period of sluggishness. Investor confidence was buoyed by improved earnings and the proliferation of acquisition announcements. Despite weaker performance in the second half of the year, the energy sector had advanced considerably on the back of rising oil prices in the first half of the year and record profits at some energy companies. Notable performance also came from the utilities sector, which benefited from merger and acquisition announcements and stronger balance sheets.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years	Since Inception*
Class X	15.56	%(1)	5.79	%(1)	—	4.17	%(1)
Class Y	15.21	%(1)	5.53	%(1)	—	0.50	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 18, 1998 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

The bottom three performing sectors were health care, technology and industrials. Within the health care sector, pharmaceuticals companies with poor performance and declining outlooks and a health care equipment and services holding with a disappointing earnings report muted the broad sector's advance. Weakness in the technology sector stemmed from difficulties in the semiconductor and semiconductor capital equipment group. Intensifying competition created a price war between two of the industry's largest players and, although unit sales were up, profit margins were down. The lackluster return of one of the industrial sector's major constituents dampened the performance of the entire sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Strategist Portfolio

For the 12-month period ended December 31, 2006, Strategist Portfolio Class X shares produced a total return of 15.01 percent versus 15.79 percent for the S&P 500® Index and 3.78 percent for the Lehman Brothers U.S. Government/Credit Index. For further comparison, the average Lipper Variable Flexible Portfolio total return was 10.31 percent and U.S. Treasury bills returned 4.80 percent. For the same period, the Portfolio's Class Y shares returned 14.75 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years		Since Inception*
Class X	15.01	%(1)	9.36	%(1)	9.20	%(1)	9.59	%(1)
Class Y	14.75	%(1)	9.09	%(1)	—		5.07	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with a primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which individual sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

As the result of our investment process, Strategist Portfolio migrated to a more defensive posture throughout 2006, as higher federal funds target rates sparked concerns that the Federal Open Market Committee (the "Fed") would attempt to restrict monetary policy further during the year. While interest rate increases were limited to the first half of the year, our macroeconomic analysis of such factors as industrial production, capacity utilization, leading economic indicators and job creation pointed to a more robust third and fourth quarter, raising the probability that interest rates would need to be increased further.

In response, we initially reduced the Portfolio's fixed income exposure in the first quarter from 25 percent of total net assets to 20 percent, and subsequently lowered the equity exposure in the second quarter from 65 percent to 60 percent. The Portfolio's cash allocation was raised from 10 percent to 20 percent during the reporting period. At year end, the Portfolio's asset allocation target stood at 60 percent equity, 20 percent fixed income and 20 percent in cash-equivalent instruments.

In conjunction with these asset-class level shifts, we also reallocated the Portfolio's exposures from more economically sensitive sectors to more stable, less cyclical sectors within the fixed income and equity portfolios. During the reporting period, we reduced the Portfolio's largest sector weight, information technology, from a significant overweight versus the benchmark S&P 500 Index to a modest overweight. We also eliminated an overweight position in industrials, moving to an underweight position versus the benchmark. Proceeds were reallocated to consumer staples, where the Portfolio's modest overweight position doubled to a more substantial position. Exposure to telecommunications services — specifically the traditionally defensive telephone utility companies — was also increased from a modest underweight position to an overweight relative to the S&P 500 Index.

We also kept the fixed income component of the Portfolio generally defensive throughout the period under

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

review. As fixed income sectors sold off, short-term debt was reallocated to mortgage securities and corporate and government bonds. At the end of December, the fixed income portion of the portfolio averaged an effective duration** of 4.44 years, slightly below the benchmark duration as measured by the Lehman Brothers Government/Credit Index. At the close of the period, the Portfolio held just over a third of its fixed income assets in government-issued bonds, about a quarter of its assets in corporates, and the balance in mortgages and short-term paper.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

** A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolios with shorter durations perform better in rising-interest-rate environments, while portfolios with longer durations perform better when rates decline.

Utilities Portfolio

For the 12-month period ended December 31, 2006, Utilities Portfolio Class X shares produced a total return of 20.32 percent versus 20.99 percent for the S&P 500® Utilities Index and 15.79 percent for the S&P 500® Index. For the same period, the Portfolio's Class Y shares returned 20.03 percent.

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the performance of Class X shares shown above due to differences in expenses.

  Average Annual Total Returns as of December 31, 2006

	1 Year		5 Years		10 Years		Since Inception*
Class X	20.32	%(1)	8.53	%(1)	7.41	%(1)	9.00	%(1)
Class Y	20.03	%(1)	8.27	%(1)	—		1.80	%(1)

(1)  Figure assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2)  Ending value on December 31, 2006 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(3)  The Standard & Poor's 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500® Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's primary benchmark is being changed from the S&P 500® Index to the S&P 500® Utilities Index to more accurately reflect the Portfolio's investible universe. The S&P 500® Index will continue to be listed in addition to the S&P 500® Utilities Index.

(4)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

For the 12-month period ended December 31, 2006, all sub-sectors within the utilities sector provided strong returns relative to the broad market; however, the Portfolio's slight underperformance against the S&P 500 Utilities Index was caused by an underweight allocation within the electric utilities segment. Many of the European and Latin American telecom operators held in the Portfolio contributed favorably to total returns.

Given the attractive opportunities within the broad utility markets, at the close of the period the Portfolio was fully invested and held an average cash balance in the range of 1 to 2 percent. The Portfolio provided shareholders with diversified exposure to the utilities sector through a 64 percent allocation to electric utilities, a 20 percent allocation to telecommunications services and a 16 percent allocation in natural gas/energy. Within the telecommunications services segment, 6 percent was allocated to European and Latin American telecommunication operators. We note that the Portfolio's holdings and allocations may be modified at any time, in response to our analysis of broader trends or company specific fundamentals.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Ronald E. Robison
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  December 31, 2006 continued

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Variable Investment Series

Expense Example  ■  December 31, 2006

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/06 – 12/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Example  ■  December 31, 2006 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (2.43% return)	$1,000.00	$1,024.30	$2.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.19	$2.77
Class Y
Actual (2.31% return)	$1,000.00	$1,023.10	$4.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.94	$4.03

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (2.88% return)	$1,000.00	$1,028.80	$2.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.74	$2.50
Class Y
Actual (2.65% return)	$1,000.00	$1,026.50	$3.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.48	$3.77

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.49% and 0.74% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (6.52% return)	$1,000.00	$1,065.20	$2.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.38	$2.85
Class Y
Actual (6.40% return)	$1,000.00	$1,064.00	$4.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.12	$4.13

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example  ■  December 31, 2006 continued

High Yield

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (6.42% return)	$1,000.00	$1,064.20	$5.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$5.04
Class Y
Actual (6.27% return)	$1,000.00	$1,062.70	$6.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.31

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.99% and 1.24% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Utilities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (15.01% return)	$1,000.00	$1,150.10	$3.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.63	$3.62
Class Y
Actual (14.88% return)	$1,000.00	$1,148.80	$5.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.37	$4.89

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.71% and 0.96% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Builder

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (11.19% return)	$1,000.00	$1,111.90	$4.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.07	$4.18
Class Y
Actual (10.99% return)	$1,000.00	$1,109.90	$5.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.81	$5.45

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.82% and 1.07% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example  ■  December 31, 2006 continued

Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (11.47% return)	$1,000.00	$1,114.70	$3.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.23	$3.01
Class Y
Actual (11.35% return)	$1,000.00	$1,113.50	$4.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.97	$4.28

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.59% and 0.84% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Global Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (16.03% return)	$1,000.00	$1,160.30	$4.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.07	$4.18
Class Y
Actual (15.88% return)	$1,000.00	$1,158.80	$5.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.81	$5.45

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.82% and 1.07% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (16.71% return)	$1,000.00	$1,167.10	$5.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (16.57% return)	$1,000.00	$1,165.70	$6.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

*  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.06% and 1.31% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Expense Example  ■  December 31, 2006 continued

Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (5.60% return)	$1,000.00	$1,056.00	$2.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.48	$2.75
Class Y
Actual (5.48% return)	$1,000.00	$1,054.80	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.54% and 0.79% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

S&P 500 Index

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (12.63% return)	$1,000.00	$1,126.30	$1.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.79	$1.43
Class Y
Actual (12.45% return)	$1,000.00	$1,124.50	$2.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.53	$2.70

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.28% and 0.53% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Global Advantage

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 12/31/06
Class X
Actual (14.93% return)	$1,000.00	$1,149.30	$4.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.62	$4.63
Class Y
Actual (14.88% return)	$1,000.00	$1,148.80	$6.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.90

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.91% and 1.16% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example  ■  December 31, 2006 continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (5.32% return)	$1,000.00	$1,053.20	$4.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.97	$4.28
Class Y
Actual (5.17% return)	$1,000.00	$1,051.70	$5.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.71	$5.55

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.84% and 1.09% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	07/01/06	12/31/06	07/01/06 – 12/31/06
Class X
Actual (9.03% return)	$1,000.00	$1,090.30	$2.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.38	$2.85
Class Y
Actual (8.91% return)	$1,000.00	$1,089.10	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.12	$4.13

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments  ■  December 31, 2006

	Commercial Paper (79.5%)
	Asset-Backed - Auto (3.0%)
$7,062	DaimlerChrysler Revolving Auto Conduit LLC-A1 (Series I)	5.32 - 5.36%	01/23/07 - 02/22/07	$7,008,816
	Asset-Backed - Consumer (16.0%)
2,826	Barton Capital LLC - 144A*	5.32 - 5.41	01/03/07 - 01/16/07	2,821,976
500	Bryant Park Funding LLC - 144A*	5.32	01/03/07	499,706
1,675	Gemini Securitization Corp. LLC - 144A*	5.31	01/26/07	1,668,380
9,227	Old Line Funding, Corp. - 144A*	5.32 - 5.36	01/02/07 - 01/11/07	9,216,679
709	Ranger Funding Co., LLC - 144A*	5.34	01/17/07	707,121
4,391	Regency Markets No 1 LLC - 144A*	5.31 - 5.37	01/05/07 - 01/22/07	4,379,066
6,265	Thames Asset Global Securitization - 144A*	5.33 - 5.35	01/04/07 - 01/22/07	6,251,724
10,840	Three Rivers Funding Corp. - 144A*	5.30 - 5.35	01/02/07 - 01/05/07	10,834,075
1,200	Thunder Bay Funding LLC - 144A*	5.31	01/04/07	1,199,120
				37,577,847
	Asset-Backed - Corporate (9.4%)
700	Amsterdam Funding Corp. - 144A*	5.34	01/05/07	699,385
2,720	Atlantis One Funding - 144A*	5.33	03/19/07	2,688,902
4,000	Eureka Securitization, Inc. - 144A*	5.31	01/17/07	3,989,480
7,135	Kaiserplatz Funding (Delaware) LLC - 144A*	5.32 - 5.35	01/08/07 - 03/16/07	7,103,172
2,000	Nieuw Amsterdam Receivables Corp. - 144A*	5.37	01/24/07	1,992,569
5,585	Simba Funding Corp. - 144A*	5.33	01/22/07 - 01/26/07	5,564,701
				22,038,209
	Asset-Backed - Diversified (0.4%)
1,000	Yorktown Capital, LLC - 144A*	5.33	01/10/07	998,380
	Asset-Backed - Mortgage (4.5%)
10,575	Sydney Capital Corp. - 144A*	5.33	01/03/07 - 02/05/07	10,529,242
	Asset-Backed - Securities (11.2%)
5,163	Clipper Receivable Co., LLC - 144A*	5.34 - 5.36	01/26/07 - 02/06/07	5,136,492
4,000	Curzon Funding LLC - 144A*	5.34	03/23/07	3,951,399
1,500	Galleon Capital LLC - 144A*	5.36	01/30/07	1,493,115
11,606	Golden Fish LLC - 144A*	5.33 - 5.38	01/11/07 - 01/31/07	11,570,228
2,098	Scaldis Capital LLC - 144A*	5.33 - 5.34	02/12/07 - 02/15/07	2,083,774
2,240	Solitaire Funding LLC - 144A*	5.34	01/12/07 - 01/18/07	2,234,380
				26,469,388
	Banking (2.7%)
1,657	Bank of America Corp.	5.34 - 5.36	01/12/07 - 03/01/07	1,649,641
3,500	Citigroup Funding Inc.	5.34	04/12/07	3,447,427
1,175	HSBC USA Inc.	5.38	03/01/07	1,164,547
				6,261,615

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS	DESCRIPTION	ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Finance - Auto (0.2%)
$535	American Honda Finance Corp.	5.36%		02/13/07	$531,442
	Finance - Consumer (3.6%)
8,500	American Express Credit Corp.	5.31		03/01/07 - 03/02/07	8,424,600
	Insurance (3.6%)
8,575	Irish Life & Permanent PLC - 144A*	5.32 - 5.33		01/12/07 - 02/06/07	8,544,228
	International Banks (24.9%)
500	ANZ (Del) Inc.	5.32		01/03/07	499,707
8,050	Bank of Ireland - 144A*	5.26 - 5.32		02/23/07 - 05/08/07	7,929,529
11,500	BNP Paribas Finance, Inc.	5.34 - 5.38		01/16/07 - 04/25/07	11,449,739
350	Calyon North America, Inc.	5.34		05/14/07	343,136
600	Danske Corp. - 144A*	5.36		02/01/07	597,074
2,950	DEPFA Bank PLC - 144A*	5.31 - 5.35		05/01/07	2,898,023
7,075	Fortis Banque Luxembourg	5.40 - 5.41		02/16/07	7,025,320
601	ING (U.S.) Funding LLC	5.31		04/17/07	591,624
4,000	KBC Financial Products International Ltd - 144A*	5.29		04/05/07	3,944,533
1,100	Nordea North America, Inc.	5.31		01/03/07	1,099,355
500	Sanpaolo IMI U.S. Financial Co.	5.34		04/27/07	491,396
6,690	Santander Central Hispano Finance (Del) Inc.	5.32 - 5.37		01/05/07 - 02/08/07	6,674,727
900	Skandinaviska Enskilda Banken AB - 144A*	5.36		01/04/07	899,331
8,417	Societe Generale N.A., Inc.	5.32 - 5.36		01/08/07 - 02/16/07	8,380,747
3,200	Swedbank	5.33		01/05/07 - 02/21/07	3,190,431
1,400	UBS Finance (Delaware) LLC	5.34 - 5.36		01/11/07 - 03/08/07	1,389,362
1,100	Westpac Banking Corp.	5.29 - 5.34		03/29/07 - 05/01/07	1,083,406
					58,487,440
	Total Commercial Paper (Cost $186,871,207)				186,871,207
	Floating Rate Notes (6.4%)
	Domestic Banks
3,000	American Express Centurion Bank	5.44	†	01/19/07‡	3,001,654
3,600	Bank of America Corp.	5.66	†	03/06/07‡	3,608,121
3,385	JP Morgan Chase & Co.	5.44	†	03/14/07‡	3,386,663
5,000	Merrill Lynch & Co., Inc.	5.50	†	01/19/07‡	5,006,128
	Total Floating Rate Notes (Cost $15,002,566)				15,002,566

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS	DESCRIPTION	ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Bankers' Acceptances (0.9%)
	Domestic Banks
$2,135	JP Morgan Chase & Co. (Cost $2,094,867)	5.31 - 5.33%	05/02/07 - 05/21/07	$2,094,867
	Certificates of Deposit (12.6%)
	Domestic Banks (2.3%)
5,500	Wells Fargo Bank, N.A.	5.38	02/28/07	5,495,792
	International Banks (10.3%)
3,440	Abbey National Treasury Services PLC	5.33 - 5.35	02/01/07	3,440,109
910	Australia and N. Zealand Bkg Group, Ltd	5.38	01/29/07	909,458
7,800	Natexis Banques Populaires - NY	5.33 - 5.35	01/23/07 - 03/06/07	7,795,856
7,000	Rabobank Nederland - 144A*	5.33 - 5.40	01/02/07 - 03/02/07	6,998,429
3,000	Toronto Dominion Bank	5.33	05/07/07	3,000,087
2,000	Svenska Handelsbanken Inc.	5.35	03/06/07	1,998,416
				24,142,355
	Total Certificates of Deposit (Cost $29,638,147)			29,638,147
	Total Investments (Cost $233,606,787) (a)		99.4%	233,606,787
	Other Assets in Excess of Liabilities		0.6	1,379,224
	Net Assets		100.0%	$234,986,011

*  Resale is restricted to qualified institutional investors.

†  Rate shown is the rate in effect at December 31, 2006.

‡  Date of next interest rate reset.

(a)  Cost is the same for federal income tax purposes.

SUMMARY OF INVESTMENTS  PERCENT OF
MATURITY SCHEDULE  MARKET VALUE

1 - 30 Days	51%
31 - 60 Days	22
61 - 90 Days	17
91 - 120 Days	4
121 - 180 Days	6
100%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Corporate Bonds (29.7%)
	Aerospace & Defense (0.1%)
$30	Raytheon Co.	6.15%		11/01/08	$30,397
111	Raytheon Co.	6.75		08/15/07	111,834
					142,231
	Air Freight/Couriers (0.3%)
130	FedEx Corp.	2.65		04/01/07	129,125
260	FedEx Corp.	5.50		08/15/09	261,145
					390,270
	Beverages: Alcoholic (0.2%)
415	Miller Brewing Co. - 144A*	4.25		08/15/08	407,811
	Building Products (0.1%)
145	Masco Corp.	4.625		08/15/07	143,966
	Cable/Satellite TV (0.5%)
490	Comcast Cable Communications, Inc.	6.875		06/15/09	507,162
242	Cox Communications Inc.	5.91	†	12/14/07	243,076
					750,238
	Casino/Gaming (0.3%)
415	Harrahs Operating Co., Inc.	7.125		06/01/07	416,988
	Chemicals: Major Diversified (0.1%)
135	ICI Wilmington Inc.	4.375		12/01/08	132,520
	Computer Processing Hardware (0.2%)
310	Hewlett-Packard Co.	5.496	†	05/22/09	310,697
	Containers/Packaging (0.1%)
90	Sealed Air Corp. - 144A*	6.95		05/15/09	92,813
	Department Stores (0.7%)
230	Federated Department Stores, Inc.	6.625		09/01/08	233,831
370	JC Penney Corp., Inc.	7.375		08/15/08	379,041
525	May Department Stores Co., Inc.	3.95		07/15/07	519,962
					1,132,834
	Drugstore Chains (0.4%)
175	CVS Corp.	3.875		11/01/07	172,802
390	CVS Corp.	4.00		09/15/09	377,284
					550,086
	Electric Utilities (4.5%)
330	Ameren Corp.	4.263		05/15/07	328,312
520	Appalachian Power Co. (Series G)	3.60		05/15/08	507,856
470	Baltimore Gas & Electric Co.	6.625		03/15/08	476,259
710	Carolina Power & Light Company Inc.	6.80		08/15/07	715,209
410	CC Funding Trust I	6.90		02/16/07	410,509
248	Columbus Southern Power Co.	4.40		12/01/10	238,947
235	Commonwealth Edison Co.	3.70		02/01/08	230,410

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$245	Consumers Energy Co.	4.80%		02/17/09	$241,910
330	Dominion Resources Inc.	5.687	†	05/15/08	330,585
240	Duke Energy Corp.	3.75		03/05/08	235,596
170	Entergy Gulf States, Inc.	3.60		06/01/08	165,566
220	Entergy Gulf States, Inc.	5.769	†	12/01/09	219,700
45	Entergy Gulf States, Inc. - 144A*	6.10	†	12/08/08	45,120
495	FPL Group Capital Inc.	5.551		02/16/08	495,771
570	Pacific Gas & Electric Co.	3.60		03/01/09	550,858
230	Panhandle Eastern Pipe Line Co. (Series B)	2.75		03/15/07	228,652
390	Peco Energy Co.	3.50		05/01/08	380,891
330	Southwestern Public Service Co. (Series A)	6.20		03/01/09	334,834
400	Texas-New Mexico Power Co.	6.25		01/15/09	405,143
200	Wisconsin Electric Power Co.	3.50		12/01/07	196,766
					6,738,894
	Electrical Products (0.3%)
420	Cooper Industries, Inc.	5.25		07/01/07	418,761
	Environmental Services (0.0%)
60	USA Waste Services, Inc.	7.125		10/01/07	60,568
	Finance/Rental/Leasing (2.7%)
560	American Honda Finance Corp. - 144A*	3.85		11/06/08	546,703
370	CIT Group Inc.	4.75		08/15/08	366,999
90	CIT Group Inc.	5.00		11/24/08	89,594
540	Countrywide Home Loans, Inc. (Series L)	3.25		05/21/08	525,140
250	MBNA Corp. (Series F)	5.798	†	05/05/08	251,630
815	Nationwide Buildings Society - 144A* (United Kingdom)	2.625		01/30/07	813,430
455	Residential Capital Corp.	6.00		02/22/11	454,550
430	Residential Capital Corp.	6.375		06/30/10	435,341
525	SLM Corp.	4.00		01/15/10	506,740
					3,990,127
	Financial Conglomerates (1.4%)
95	Bank One Corp. (Series A)	6.00		02/17/09	96,234
150	Chase Manhattan Corp.	6.00		02/15/09	151,762
55	Chase Manhattan Corp.	7.00		11/15/09	57,613
315	Citicorp	6.375		11/15/08	321,188
170	Citigroup Inc.	3.625		02/09/09	165,055
120	General Electric Capital Corp. (Series A)	4.25		12/01/10	116,208
410	ING Security Life Institutional - 144A*	2.70		02/15/07	408,519
515	Pricoa Global Funding I - 144A*	3.90		12/15/08	500,709
340	Prudential Funding LLC - 144A*	6.60		05/15/08	344,835
					2,162,123

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food Retail (0.4%)
$305	Fred Meyer, Inc.	7.45%		03/01/08	$311,689
230	Safeway Inc.	7.50		09/15/09	241,510
					553,199
	Food: Major Diversified (0.9%)
440	General Mills Inc.	3.875		11/30/07	433,504
200	Kraft Foods Inc.	4.00		10/01/08	195,687
675	Kraft Foods Inc.	5.25		06/01/07	674,539
					1,303,730
	Forest Products (0.0%)
30	Weyerhaeuser Co.	6.125		03/15/07	30,023
	Gas Distributors (0.6%)
175	Keyspan Corp.	4.90		05/16/08	173,787
180	NiSource Finance Corp.	5.94	†	11/23/09	180,196
650	Sempra Energy	4.75		05/15/09	642,321
					996,304
	Home Furnishings (0.2%)
305	Mohawk Industries, Inc. (Class C)	6.50		04/15/07	305,738
	Home Improvement Chains (0.1%)
105	Home Depot, Inc.	5.49	†	12/16/09	105,078
	Hotels/Resorts/Cruiselines (0.3%)
285	Hyatt Equities LLC - 144A*	6.875		06/15/07	286,216
130	Starwood Hotels & Resorts Worldwide, Inc.	7.375		05/01/07	130,541
					416,757
	Household/Personal Care (0.3%)
425	Clorox Co. (The)	5.485	†	12/14/07	425,575
	Industrial Conglomerates (0.3%)
415	Textron Financial Corp.	4.125		03/03/08	409,289
	Insurance Brokers/Services (0.5%)
800	Marsh & McLennan Companies Inc.	5.375		03/15/07	799,776
	Investment Banks/Brokers (1.1%)
775	Goldman Sachs Group Inc. (The)	4.125		01/15/08	766,335
35	Lehman Brothers Holdings, Inc. (Series G)	5.494	†	04/20/07	35,026
775	Lehman Brothers Holdings, Inc.	8.25		06/15/07	785,099
					1,586,460
	Life/Health Insurance (1.3%)
545	John Hancock Financial Services, Inc.	5.625		12/01/08	547,938
695	Met Life Global Funding I - 144A* (Note 4)	3.375		10/05/07	680,734

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$300	Monumental Global Funding II - 144A*	3.85%		03/03/08	$294,521
350	Monumental Global Funding II - 144A*	4.375		07/30/09	342,625
					1,865,818
	Major Banks (2.7%)
445	Bank of America Corp.	3.375		02/17/09	429,514
215	Bank of New York Co., Inc. (The)	5.20		07/01/07	214,992
800	HBOS Treasury Services PLC - 144A* (United Kingdom)	5.625		07/20/09	808,602
310	Popular North America Inc. (Series F)	5.65		04/15/09	310,895
615	Suntrust Bank Atlanta	4.55		05/25/09	605,161
615	Unicredit Luxembourg Finance S.A. - 144A*	5.426	†	10/24/08	615,300
235	Wachovia Corp.	3.625		02/17/09	227,652
390	Well Fargo & Co.	3.12		08/15/08	376,822
450	World Savings Bank FSB (Series T)	4.125		12/15/09	436,822
					4,025,760
	Major Telecommunications (1.0%)
300	Deutsche Telekom International Finance BV (Netherlands)	8.00		06/15/10	325,095
405	Telecom Italia Capital SA (Luxembourg)	4.00		11/15/08	394,585
660	Verizon Global Funding Corp.	6.125		06/15/07	661,739
150	Verizon Global Funding Corp.	7.25		12/01/10	160,029
					1,541,448
	Managed Health Care (0.2%)
175	UnitedHealth Group Inc.	4.125		08/15/09	169,973
105	UnitedHealth Group Inc.	5.20		01/17/07	104,990
					274,963
	Media Conglomerates (0.9%)
430	Time Warner, Inc.	5.606	†	11/13/09	430,619
400	Time Warner, Inc.	6.15		05/01/07	400,820
160	Viacom Inc.	5.711	†	06/16/09	160,379
300	Viacom Inc.	5.75		04/30/11	300,437
					1,292,255
	Medical Specialties (0.3%)
495	Baxter International, Inc.	5.196		02/16/08	493,887
	Motor Vehicles (0.3%)
335	DaimlerChrysler North American Holdings Co	5.79	†	03/13/09	335,526
155	DaimlerChrysler North American Holdings Co.	4.05		06/04/08	151,740
					487,266

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Multi-Line Insurance (1.2%)
$690	American General Finance Corp. (Series H)	4.625%	09/01/10	$673,917
120	Equitable Income Co., Inc,	6.50	04/01/08	121,479
500	Hartford Financial Services Group, Inc. (The)	5.55	08/16/08	502,167
190	International Lease Finance Corp.	3.75	08/01/07	188,184
415	International Lease Finance Corp. (Series Q)	4.625	06/02/08	410,285
				1,896,032
	Oil & Gas Pipelines (0.3%)
500	Enbridge Energy Parners, LP	4.00	01/15/09	484,801
	Other Metals/Minerals (0.3%)
365	Brascan Corp. (Canada)	8.125	12/15/08	382,978
	Property - Casualty Insurers (1.0%)
595	Mantis Reef Ltd. - 144A* (Australia)	4.692	11/14/08	587,618
195	Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)	6.371	11/16/07	193,828
285	St. Paul Travelers Companies, Inc. (The)	5.01	08/16/07	283,952
375	XLLIAC Global Funding - 144A*	4.80	08/10/10	367,817
				1,433,215
	Railroads (0.8%)
315	Burlington North Santa Fe Railway Co.	6.125	03/15/09	320,137
165	Norfolk Southern Corp.	7.35	05/15/07	166,158
670	Union Pacific Corp. (Series E)	6.79	11/09/07	676,588
				1,162,883
	Real Estate Development (0.5%)
597	World Financial Properties - 144A*	6.91	09/01/13	625,414
176	World Financial Properties - 144A*	6.95	09/01/13	184,692
				810,106
	Regional Banks (0.4%)
530	Banco Santander Central Hispano Issuances Ltd. (Cayman Islands)	7.625	11/03/09	562,153
	Restaurants (0.3%)
440	Tricon Global Restaurants, Inc.	7.65	05/15/08	452,467
	Savings Banks (1.0%)
155	Household Finance Corp.	4.125	12/15/08	151,992
670	Household Finance Corp.	6.40	06/17/08	680,500
100	Sovereign Bank (Series CD)	4.00	02/01/08	98,582
135	Washington Mutual Inc.	4.00	01/15/09	131,686
350	Washington Mutual Inc.	8.25	04/01/10	377,266
				1,440,026

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Trucks/Construction/Farm Machinery (0.3%)
$405	Caterpillar Financial Services Corp. (Series F)	3.625%		11/15/07	$399,175
	Wireless Telecommunications (0.3%)
510	Vodafone Group PLC (United Kingdom)	5.454	†	12/28/07	510,392
	Total Corporate Bonds (Cost $44,736,519)				44,288,481
	Collateralized Mortgage Obligations (28.6%)
	U.S Government Agencies (2.1%)
1,252	Federal Home Loan Mortgage Corp. 2644 AU (PAC)	3.50		5/15/22	1,233,544
723	Federal Home Loan Mortgage Corp. 2182 ZC	7.50		9/15/29	757,099
653	Federal National Mortgage Assoc. 2005-27 NA (PAC)	5.50		1/25/24	652,238
479	Federal National Mortgage Assoc. 2005-52 PA (PAC)	6.50		6/25/35	495,636
	Total U.S. Government Agencies				3,138,517
	Private Issues (26.5%)
1,056	Bank of America Funding Corp. 2006-H 3A1	6.236		09/20/46	1,062,110
551	Bear Stearns Alt-A Trust 2003-3 3A	5.70	†	10/25/33	552,929
	Bear Stearns Mortgage Funding Trust
700	2006-AR5 1A2	5.56	†	12/25/36	700,000
844	2006-AR3 1A1	5.53	†	10/25/36	843,602
862	2006-AR1 1A2	5.60	†	07/25/36	860,675
	Countrywide Alternative Loan Trust
805	2006-0A1 1A2	5.65	†	03/20/46	804,909
3,248	2005-81 X1 (IO)	1.85	†	02/25/37	178,616
775	2006-0A14 2A1	5.54	†	11/25/46	776,297
771	2006-0A16 A3	5.60	†	10/25/46	770,448
795	2006-0A22 A2	5.56	†	02/25/47	794,719
4,533	2006-0A1 2X (IO)	1.39	†	03/20/46	215,252
113	Countrywide Alternative Loan Trust NIM 2006-OA6N N1 - 144A*	5.25		07/25/46	112,297
81	Countrywide Asset-Backed NIM Certificates 2005-2 N - 144A*	4.50		08/25/36	79,799
	Countrywide Home Loans
805	2006-0A4 A2	5.62	†	04/25/46	807,564
4,996	2004-25 1X (IO)	1.73	†	02/25/35	113,412
1,043	DSLA Mortgage Loan Trust 2006-AR2 2A1A	5.55	†	11/19/37	1,045,668
63	DSLA NIM Corp. 2006-1 N1 - 144A*	5.926		04/20/46	62,988
	Greenpoint Mortgage Funding Trust
720	2006-AR2 4A1	6.827	†	03/25/36	737,399
2,379	2005-AR3 X1 (IO)	2.238	†	08/25/45	72,793
3,612	2005-AR4 X4 (IO)	2.144	†	10/25/45	111,621

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$112	GS Mortgage Securities Corp. 2006-NIM3 N1 - 144A*	6.414%		06/25/46	$112,224
	Harborview Mortgage Loan Trust
4,176	2005-2 X (IO)	1.382	†	05/19/35	103,097
1,193	2006-10 2A1B	5.59	†	11/19/36	1,193,315
850	2006-7 2A1B	5.60	†	10/19/37	852,208
1,036	2006-8 2A1B	5.60	†	08/21/46	1,037,230
831	2006-1 2A1A	5.59	†	03/19/37	833,051
800	2006-14 2A1B	5.55	†	03/19/38	800,000
1,123	2006-9 2AB2	5.63	†	11/19/36	1,128,435
‡	2006-5 PO2	0.00		07/19/47	19
6,661	2006-5 X2 (IO)	1.85	†	07/19/47	250,825
2,567	2005-16 X1 (IO)	1.98	†	01/19/36	72,984
7,145	2005-16 X3 (IO)	1.72	†	01/19/36	187,548
4,043	2005-3 X2 (IO)	1.083	†	06/19/35	96,011
250	2005-9 B1	5.95	†	06/20/35	253,215
2	2006-1 PO1	0.00		03/19/37	1,434
1,399	2006-12 2A2B	5.60	†	01/19/38	1,400,063
654	2005-12 2A11	6.827	†	10/19/35	673,683
1,515	2005-16 4A1A	6.827	†	01/19/36	1,545,807
4,520	2006-1 X1 (IO)	1.73	†	03/19/37	208,359
	Harborview NIM Corp.
97	2006-7A N1 - 144A*	6.409		09/19/36	96,628
262	2006-9A N1 - 144A*	6.409		11/19/36	261,603
51	2006-BU1 N1 - 144A*	5.926		02/20/46	50,730
	Indymac Index Mortgage Loan Trust
327	2004-AR3 B1	5.85	†	07/25/34	327,070
3,278	2005-AR12 AX2 (IO)	1.20	†	07/25/35	106,545
118	Indymac Index NIM Corp. 2006-AR6 N1 - 144A*	6.654		06/25/46	117,501
119	Lehman XS Net Interest Margin Notes 2006-GP1 A1 - 144A*	6.25		05/28/46	119,384
	Luminent Mortgage Trust
1,038	2006-6 A1	5.55	†	10/25/46	1,039,962
760	2006-1 A1	5.59	†	04/25/36	762,320
779	2006-2 A1B	5.63	†	02/25/46	780,031
909	Mortgageit Trust 2006-1 2A1B	5.63	†	04/25/36	912,819
99	Rali NIM Corp. 2006-Q04 N1 - 144A*	6.048		04/25/46	98,828
	Residential Accredit Loans Inc.
346	2006-Q01 1A1	5.61	†	02/25/46	345,996
387	2006-Q01 2A1	5.62	†	02/25/46	386,724
975	2006-Q010 A2	5.55	†	01/25/37	975,000
798	2006-QH1 A1	5.54	†	12/25/36	797,507

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,139	2006-QO6 A2	5.58	† %	06/25/46	$1,137,458
1,150	2006-QO2 A2	5.62	†	02/25/46	1,152,081
107	Sharps SP I LLC Net Interest Margin Trust 2006-AHM3 N1 - 144A*	7.00		10/25/46	106,822
	Structured Asset Mortgage Investments Inc.
631	2006-AR1 2A2	5.66	†	02/25/36	633,220
886	2006-AR2 A2	5.66	†	02/25/36	889,483
1,089	2006-AR8 A1A	5.55	†	10/25/36	1,091,536
1,214	2006-AR3 11A2	5.62	†	04/25/36	1,219,014
	Washington Mutual Mortgage Pass-Through Certificates
721	2005-AR13 A1B3	5.71	†	10/25/45	724,622
727	2005-AR15 A1B3	5.69	†	11/25/45	728,384
694	2005-AR8 2AB3	5.71	†	07/25/45	697,498
1,374	2006-AR9 1A	5.827	†	08/25/46	1,378,510
3,732	2004-AR10 X (IO)	1.104	†	07/25/44	68,230
5,342	2004-AR12 X (IO)	0.963	†	10/25/44	97,659
2,183	2004-AR8 X (IO)	1.132	†	06/25/44	40,926
791	Washington Mutual Alternative Loan Trust Mortgage Pass-Through Certificates 2006-AR6 2A	5.787	†	08/25/46	794,123
	Total Private Issues				39,390,820
	Total Collateralized Mortgage Obligations (Cost $43,167,464)				42,529,338
	Asset-Backed Securities (17.2%)
	Finance/Rental/Leasing
250	Aegis Asset Backed Securities Trust 2004-2 B1	7.35	†	06/25/34	252,473
375	Ameriquest Morgage Securities Inc. 2004-R7 M5	6.50	†	08/25/34	377,860
1,100	Capital Auto Receivables Asset Trust-2006-2 A3A	4.98		05/15/11	1,094,929
1,375	Capital Auto Receivables Asset Trust 2006-SN1A A3 - 144A*	5.31		10/20/09	1,375,991
1,500	Capital Auto Receivables Asset Trust 2006-1 A3	5.03		10/15/09	1,496,152
575	Captial One Auto Finance Trust-2006-C A3A	5.07		07/15/11	574,272
1,050	Caterpillar Financial Asset Trust 2006-A A3	5.57		05/25/10	1,057,018
1,281	Chase Manhattan Auto Owner Trust 2004-A A4	2.83		09/15/10	1,258,704
725	CIT Equipment Collateral-2006-VT2 A3	5.07		02/20/10	724,068
173	CIT Equipment Collateral 2004-EF1 A3	3.50		09/20/08	170,897
610	CNH Equipment Trust 2005-A A3	4.02		04/15/09	606,207
525	CNH Equipment Trust 2006-B A3	5.20		06/15/10	525,459
2	Fifth Third Auto Trust 2004-A A3	3.19		02/20/08	2,077
1,100	Ford Credit Auto Owner Trust 2006-B A3	5.26		10/15/10	1,101,444

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,050	GE Equipment Small Ticket LLC-2005-2A A3	4.88%		10/22/09	$1,046,239
1,025	GS Auto Loan Trust 2006-1 A3	5.37		12/15/10	1,028,049
850	Harley-Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	841,407
150	Harley-Davidson Motorcycle Trust 2002-2 A2	3.09		06/15/10	148,717
721	Harley-Davidson Motorcycle Trust 2003-3 A2	2.76		05/15/11	712,174
900	Harley-Davidson Motorcycle Trust 2004-2 A2	3.56		02/15/12	878,365
750	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	737,366
625	Hertz Vehicle Financing LLC 2005-2A A2 - 144A*	4.93		02/25/10	621,717
150	Home Equity Asset Trust 2004-3 B1	7.45	†	08/25/34	152,066
1,150	Honda Auto Receivables Owner Trust 2005-5 A3	4.61		08/17/09	1,144,555
850	Honda Auto Receivables Owner Trust 2005-6 A3	4.85		10/19/09	847,125
1,025	Merrill Auto Trust Securitization 2005-1 A3	4.10		08/25/09	1,017,708
825	National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	809,968
1,021	Nissan Auto Receivables Owner Trust 2004-A A4	2.76		07/15/09	1,003,626
650	Nissan Auto Receivables Owner Trust 2006-C A3	5.44		04/15/10	653,679
450	Park Place Securities Inc. 2004-MCW1 M7	7.20	†	10/25/34	454,098
250	Structured Asset Investment Loan Trust 2003-BC4 M2	8.35	†	06/25/33	250,614
1,200	USAA Auto Owner Trust 2005-3 A3	4.55		02/16/10	1,192,634
534	Wachovia Auto Owner Trust 2005-A A3	4.06		09/21/09	530,162
863	Whole Auto Loan Trust 2003-1 A4	2.58		03/15/10	862,938
	Total Asset-Backed Securities (Cost $25,679,470)				25,550,758
	U.S. Government Agency & Obligation (11.6%)
7,410	Federal Home Loan Bank	3.625		02/15/07	7,396,447
10,000	U.S. Treasury Note	3.125		05/15/07	9,932,820
	Total U.S. Government Agency & Obligation (Cost $17,364,588)				17,329,267
	U.S. Government Agencies - Mortgage-Backed Securities (11.0%)
68	Federal Home Loan Mortgage Corp.	7.50		08/01/32	70,864
428	Federal Home Loan Mortgage Corp. PC Gold	7.50		02/01/27 - 04/01/32	445,309
330	Federal Home Loan Mortgage Corp. (ARM)	3.536		07/01/34	329,628
442	Federal Home Loan Mortgage Corp. (ARM)	4.152		08/01/34	444,517
920	Federal Home Loan Mortgage Corp. (ARM)	4.349		10/01/33	912,151
885	Federal Home Loan Mortgage Corp. (ARM)	4.373		07/01/35	876,674
343	Federal National Mortgage Assoc.(ARM)	3.612		07/01/34	343,931
196	Federal National Mortgage Assoc.(ARM)	3.747		06/01/34	197,362
384	Federal National Mortgage Assoc.(ARM)	4.164		09/01/34	383,116

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$632	Federal National Mortgage Assoc.(ARM)	4.19%	05/01/35	$634,424
549	Federal National Mortgage Assoc.(ARM)	4.296	04/01/35	545,115
551	Federal National Mortgage Assoc.(ARM)	4.331	05/01/35	552,898
923	Federal National Mortgage Assoc.(ARM)	4.468	05/01/35	913,733
393	Federal National Mortgage Assoc.(ARM)	4.486	04/01/35	390,044
654	Federal National Mortgage Assoc.(ARM)	4.75	07/01/35	647,367
437	Federal National Mortgage Assoc.(ARM)	5.96	07/01/33	443,895
850	Federal National Mortgage Assoc.(ARM)	4.751	09/01/35	840,963
880	Federal National Mortgage Assoc.	6.50	01/01/32 - 11/01/33	899,801
2,775	Federal National Mortgage Assoc.	7.00	***	2,848,711
2,125	Federal National Mortgage Assoc.	7.00	11/01/24 - 04/01/36	2,185,157
1,418	Federal National Mortgage Assoc.	7.50	03/01/24 - 08/01/32	1,476,730
	Total U.S. Government Agencies - Mortgage-Backed Securities		(Cost $16,553,470)	16,382,390
	Short-Term Investments (3.1%)
	U.S. Government Obligation (a) (0.1%)
125	U.S. Treasury Bill** (Cost $124,822)	5.09	01/11/07	124,788
	Repurchase Agreement (3.0%)
4,462	Joint repurchase agreement account (dated 12/29/06; proceeds $4,464,610) (b) (Cost $4,462,000)	5.265	01/02/07	4,462,000
	Total Short-Term Investments (Cost $4,586,822)			4,586,788
	Total Investments (Cost $152,088,333) (c) (d)		101.2%	150,667,022
	Liabilities in Excess of Other Assets		(1.2)	(1,802,517)
	Net Assets		100.0%	$148,864,505

ARM  Adjustable Rate Mortgage. Interest rate in effect as of December 31, 2006.

IO  Interest Only Security.

PAC  Planned Amortization Class.

PC  Participation Certificate.

PO  Principal Only Security.

‡  Amount is less than one thousand.

*  Resale is restricted to qualified institutional investors.

**  A portion of this security has been physically segregated in connection with open futures contracts in the amount of $60,680.

***  Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  December 31, 2006 continued

†  Floating rate security; rate shown is the rate in effect at December 31, 2006.

(a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)  Collateralized by federal agency and U.S. Treasury obligations.

(c)  Securities have been designated as collateral in an amount equal to $61,994,165 in connection with securities purchased on a forward commitment basis, when-issued securities,open futures contracts,and open credit default swap contract.

(d)  The aggregate cost for federal income tax purposes is $152,897,221. The aggregate gross unrealized appreciation is $134,665 and the aggregate gross unrealized depreciation is $2,364,864, resulting in net unrealized depreciation of $2,230,199.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2006:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
239	Long	U.S. Treasury Note 2 Year,
		March 2007	$48,763,471	$(147,631)
97	Short	U.S. Treasury Note 5 Year,
		March 2007	(10,191,063)	94,007
Net Unrealized Appreciation				$(53,624)

CREDIT DEFAULT SWAP CONTRACT OPEN AT DECEMBER 31, 2006:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION
Goldman Sachs International Southwest Airlines Co.	Buy	$400	0.22%	December 20, 2011	$2,071

LONG-TERM CREDIT ANALYSIS
AAA	67.4%
AA	8.4
A	12.8
BBB	10.9
NR	0.5
	100.0	%*

*  Does not include open long futures contracts with an underlying face amount of $48,763,471 with unrealized depreciation of $147,631, open short futures contracts with an underlying face amount of $10,191,063 with unrealized appreciation of $94,077 and an open swap contract with unrealized appreciation of $2,071.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments  ■  December 31, 2006

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (54.8%)
	Advertising/Marketing Services (0.4%)
$935	Interpublic Group of Companies, Inc. (The)	5.40%	11/15/09	$920,975
730	Interpublic Group of Companies, Inc. (The)	6.25	11/15/14	682,550
				1,603,525
	Aerospace & Defense (0.7%)
2,739	Raytheon Co.	6.15	11/01/08	2,775,242
	Air Freight/Couriers (1.1%)
4,173	FedEx Corp. (Series 97-A)	7.50	01/15/18	4,625,677
	Airlines (0.8%)
1,890	America West Airlines, Inc. (Series A)	6.85	07/02/09	1,891,563
1,435	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	1,518,722
				3,410,285
	Auto Parts: O.E.M. (0.3%)
1,080	ArvinMeritor, Inc.	8.75	03/01/12	1,115,100
	Beverages: Alcoholic (0.6%)
2,635	FBG Finance Ltd. - 144A* (Australia)	5.125	06/15/15	2,495,076
	Cable/Satellite TV (1.2%)
1,650	Comcast Cable Communications, Inc.	6.75	01/30/11	1,730,385
400	Comcast Cable Communications, Inc.	7.125	06/15/13	431,639
1,125	EchoStar DBS Corp.	6.375	10/01/11	1,120,781
970	Echostar DBS Corp.	6.625	10/01/14	948,175
445	TCI Communications, Inc.	7.875	02/15/26	509,503
				4,740,483
	Computer Processing Hardware (0.6%)
2,380	Hewlett-Packard Co.	5.496	05/22/09	2,385,353
	Department Stores (1.7%)
2,275	Federated Department Stores, Inc.	6.625	09/01/08	2,312,897
1,875	May Department Stores Co.	5.95	11/01/08	1,888,536
2,320	May Department Stores Co.	6.70	07/15/34	2,295,492
				6,496,925
	Discount Stores (0.1%)
386	Wal-Mart Stores, Inc. (Series 92A1)	7.49	06/21/07	388,712
	Drugstore Chains (1.5%)
970	CVS Corp.	3.875	11/01/07	957,818
1,180	CVS Corp.	5.75	08/15/11	1,195,390
3,880	CVS Corp. - 144A*	6.036	12/10/28	3,875,674
				6,028,882

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Electric Utilities (7.1%)
$2,700	Ameren Corp.	4.263%		05/15/07	$2,686,190
2,640	Arizona Public Service Co.	5.80		06/30/14	2,637,912
1,880	CC Funding Trust I	6.90		02/16/07	1,882,333
1,070	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	1,106,275
2,195	Consumers Energy Co.	4.80		02/17/09	2,167,312
120	Detroit Edison Co. (The)	5.20		10/15/12	118,327
1,535	Detroit Edison Co. (The)	6.125		10/01/10	1,570,560
2,170	Duquesne Light Co. (Series O)	6.70		04/15/12	2,291,815
940	Entergy Gulf States, Inc.	3.60		06/01/08	915,484
1,875	Entergy Gulf States, Inc.	5.769	†	12/01/09	1,872,446
2,425	Entergy Gulf States, Inc. - 144A*	6.10	†	12/08/08	2,431,458
2,385	Ohio Power Company - IBC (Series K)	6.00		06/01/16	2,453,345
2,250	Panhandle Eastern Pipe Line Co. (Series B)	2.75		03/15/07	2,236,815
1,015	Public Service Electric & Gas Co.(Series G)	5.125		09/01/12	1,002,497
1,475	Texas Eastern Transmission, LP	7.00		07/15/32	1,661,208
780	TXU Energy Co.	7.00		03/15/13	817,183
					27,851,160
	Electrical Products (0.9%)
1,945	Cooper Industries, Inc.	5.25		07/01/07	1,939,264
1,580	Cooper Industries, Inc.	5.25		11/15/12	1,565,974
					3,505,238
	Environmental Services (1.4%)
5,155	Waste Management, Inc.	7.375		08/01/10	5,487,714
	Finance/Rental/Leasing (3.9%)
325	CIT Group, Inc.	7.375		04/02/07	326,568
4,055	Countrywide Home Loans, Inc. (Series L)	3.25		05/21/08	3,943,415
3,120	MBNA Corp. (Series F)	5.798	†	05/05/08	3,140,339
4,660	Residential Capital LLC	6.375		06/30/10	4,717,882
3,000	SLM Corp.	5.537	†	07/26/10	3,003,561
					15,131,765
	Financial Conglomerates (2.7%)
330	Bank One Corp. (Series A)	6.00		02/17/09	334,286
4,600	General Motors Acceptance Corp.	6.875		09/15/11	4,722,907
5,290	JPMorgan Chase & Co.	6.75		02/01/11	5,566,371
					10,623,564
	Food Retail (0.8%)
920	Delhaize America, Inc.	9.00		04/15/31	1,096,921
1,930	Fred Meyer, Inc.	7.45		03/01/08	1,972,325
					3,069,246

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food: Major Diversified (0.9%)
$1,045	ConAgra Foods, Inc.	7.00%		10/01/28	$1,135,395
1,040	ConAgra Foods, Inc.	8.25		09/15/30	1,281,023
1,395	Sara Lee Corp.	6.125		11/01/32	1,266,103
					3,682,521
	Food: Meat/Fish/Dairy (0.1%)
350	Pilgrim's Pride Corp.	9.625		09/15/11	367,500
	Gas Distributors (1.1%)
815	Keyspan Corp.	4.90		05/16/08	809,352
1,870	NiSource Finance Corp.	5.94	†	11/23/09	1,872,036
1,785	Sempra Energy	4.621		05/17/07	1,778,351
					4,459,739
	Home Furnishings (0.5%)
1,970	Mohawk Industries, Inc. (Series D)	7.20		04/15/12	2,048,416
	Home Improvement Chains (0.3%)
1,105	Home Depot, Inc.	5.49	†	12/16/09	1,105,818
	Insurance Brokers/Services (1.6%)
2,505	Farmers Exchange Capital - 144A*	7.05		07/15/28	2,621,402
3,105	Farmers Insurance Exchange - 144A*	8.625		05/01/24	3,733,331
					6,354,733
	Major Banks (3.9%)
1,660	HSBC Finance Corp.	6.75		05/15/11	1,758,503
1,800	Huntington National Bank (Series T)	4.375		01/15/10	1,747,075
1,580	Popular North America Inc. (Series F)	5.65		04/15/09	1,584,561
4,910	Unicredit Luxembourg Finance S.A. - 144A* (Luxembourg)	5.426	†	10/24/08	4,912,396
5,000	Wells Fargo Bank NA	7.55		06/21/10	5,363,030
					15,365,565
	Major Telecommunications (5.1%)
3,245	AT&T Corp.	8.00	†	11/15/31	4,038,179
2,660	France Telecom S.A. (France)	8.50	†	03/01/31	3,502,215
1,000	GTE Corp.	7.90		02/01/27	1,040,726
2,165	SBC Communications, Inc.	6.15		09/15/34	2,136,416
2,005	Sprint Capital Corp.	8.75		03/15/32	2,420,069
3,645	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	3,483,016
2,715	Telefonica Europe BV (Netherlands)	8.25		09/15/30	3,243,898
					19,864,519

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Managed Health Care (0.2%)
$950	UnitedHealth Group Inc.	5.20%		01/17/07	$949,910
	Media Conglomerates (2.4%)
562	News America, Inc.	7.30		04/30/28	608,927
1,690	News America, Inc.	7.28		06/30/28	1,823,868
4,725	Time Warner, Inc.	5.606	†	11/13/09	4,731,799
2,320	Viacom, Inc.	6.875		04/30/36	2,300,897
					9,465,491
	Motor Vehicles (1.4%)
1,490	DaimlerChrysler North American Holdings Co.	8.00		06/15/10	1,597,536
1,015	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	1,211,690
3,050	General Motors Corp.	8.375		07/15/33	2,836,500
					5,645,726
	Multi-Line Insurance (2.3%)
4,060	American General Finance Corp. (Series H)	4.625		09/01/10	3,965,365
5,000	Nationwide Financial Services, Inc.	8.00		03/01/27	5,202,180
					9,167,545
	Oil & Gas Pipelines (1.1%)
2,665	Kinder Morgan Finance Co. (Canada)	5.70		01/05/16	2,449,367
1,695	Plains All American Pipeline. L.P.	6.70		05/15/36	1,749,196
					4,198,563
	Other Metals/Minerals (0.7%)
2,435	Brascan Corp. (Canada)	7.125		06/15/12	2,597,341
	Property - Casualty Insurers (1.6%)
2,500	Mantis Reef Ltd. - 144A* (Australia)	4.692		11/14/08	2,468,985
2,945	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	3,111,363
825	Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)	6.371		11/16/07	820,043
					6,400,391
	Pulp & Paper (0.8%)
195	Abitibi-Consolidated Inc. (Canada)	8.85		08/01/30	160,875
3,105	Bowater Canada Finance (Canada)	7.95		11/15/11	3,058,425
					3,219,300
	Railroads (2.2%)
3,117	Burlington Northern Santa Fe Corp. (Series 95-A)	7.97		01/01/15	3,379,218
1,470	Norfolk Southern Corp.	7.35		05/15/07	1,480,319
2,925	Union Pacific Corp.	6.625		02/01/08	2,959,723
790	Union Pacific Corp. (Series E)	6.79		11/09/07	797,768
					8,617,028

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Real Estate Development (0.4%)
$1,381	World Financial Properties - 144A*	6.91%	09/01/13	$1,445,887
176	World Financial Properties - 144A*	6.95	09/01/13	184,692
				1,630,579
	Restaurants (0.4%)
1,225	Tricon Global Restaurants, Inc.	8.875	04/15/11	1,375,406
	Savings Banks (2.0%)
500	Household Finance Corp.	4.125	11/16/09	486,431
1,140	Household Finance Corp.	6.375	10/15/11	1,193,303
1,915	Household Finance Corp.	8.00	07/15/10	2,081,863
3,630	Washington Mutual Inc.	8.25	04/01/10	3,912,788
				7,674,385
	Total Corporate Bonds (Cost $212,156,270)			215,924,423
	U.S. Government Agencies & Obligations (14.7%)
3	Federal Home Loan Mortgage Corp.	11.50	05/01/19	3,480
	Federal Home Loan Mortgage Corp. Gold
6		6.50	12/01/28	6,450
29		8.50	01/01/22 - 12/01/24	31,058
	Federal National Mortgage Assoc.
131		7.50	06/01/28 - 04/01/32	136,370
1,701		8.00	08/01/29 - 05/01/32	1,796,527
2		9.00	06/01/21 - 01/01/25	2,314
	Government National Mortgage Assoc.
1		7.50	04/15/24	925
540		8.00	10/15/24 - 11/15/29	572,254
91		8.50	06/15/17 - 03/01/28	97,731
101		9.00	07/15/24 - 11/15/24	109,603
6		10.00	05/15/16 - 04/15/19	6,870
	U.S. Treasury Bonds
28,950		6.125 - 6.375	08/15/27 - 08/15/29	33,993,636
	U.S. Treasury Notes
3,535	††	4.25	08/15/13	3,447,502
18,080		4.25	08/15/13 - 11/15/13	17,611,385
	Total U.S. Government Agencies & Obligations (Cost $58,644,354)			57,816,105

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Asset-Backed Securities (3.8%)
		Finance/Rental/Leasing
	$614	CIT Equipment Collateral 2004-EF1 A3	3.50%	09/20/08	$607,634
	1,495	DaimlerChrysler Auto Trust 2003-B A4	2.86	03/09/09	1,482,526
	1,222	Ford Credit Auto Owner Trust 2005-B A3	4.17	01/15/09	1,215,954
	2,200	Harley-Davidson Motorcycle Trust 2004-2 A2	3.56	02/15/12	2,147,113
	1,111	Honda Auto Receivables Owner Trust 2005-2 A3	3.93	01/15/09	1,103,985
	3,500	MBNA Credit Card Master Note Trust 2004-A4 A4	2.70	09/15/09	3,476,988
	2,425	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81	11/17/14	2,405,640
	211	USAA Auto Owner Trust 2004-2 A3	3.03	06/16/08	210,340
	1,429	USAA Auto Owner Trust 2005-1 A3	3.90	07/15/09	1,419,182
	1,051	Volkswagen Auto Lease Trust 2005-A A3	3.82	05/20/08	1,046,863
		Total Asset-Back Securities (Cost $15,273,259)			15,116,225
		Foreign Government Obligations (0.7%)
MXN	16,745	Mexican Fixed Rate Bonds (Series M20) (Mexico)	10.00	12/05/24	1,923,830
	$1,568	Republic of Argentina (Argentina)	5.83	12/31/33	764,636
		Total Foreign Government Obligations (Cost $2,317,285)			2,688,466
		Short-Term Investments (26.0%)
		U.S. Government Obligation (a) (0.2%)
	700	U.S. Treasury Bill** (Cost $699,010)	5.09	01/11/07	698,812
		Repurchase Agreements (25.8%)
	3,757	The Bank of New York (dated 12/29/06; proceeds $3,758,616) (b)	5.063	01/02/07	3,756,503
	98,100	Joint repurchase agreement account (dated 12/29/06; proceeds $98,157,388) (c)	5.265	01/02/07	98,100,000
		Total Repurchase Agreements (Cost $101,856,503)			101,856,503
		Total Short-Term Investments (Cost $102,555,513)			102,555,315
		Total Investments (Cost $390,946,681) (d) (e)		100.0%	394,100,534
		Other Assets in Excess of Liabilities		0.0	174,013
		Net Assets		100.0%	$394,274,547

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments  ■  December 31, 2006 continued

MXN  Mexican New Peso.

*  Resale is restricted to qualified institutional investors.

**  A portion of this security has been physically segregated in connection with open futures contracts in the amount of $514,300.

†  Floating rate security, rate shown is the rate in effect at December 31, 2006.

††  Security purchased on a forward commitment basis.

(a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)  Collaterized by Federal National Mortgage Assoc. 6.086% due 04/01/36 valued at $3,831,633.

(c)  Collaterized by federal agency and U.S. Treasury Obligations.

(d)  Securities have been designated as collateral in a amount equal to $156,848,948 in connection with open futures contracts and credit default swap contracts.

(e)  The aggregate cost for federal income tax purposes is $392,911,392. The aggregate gross unrealized appreciation is $4,785,326 and the aggregate gross unrealized depreciation is $3,596,184 resulting in net unrealized appreciation of $1,189,142.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2006:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
526	Long	U.S. Treasury Note 10 Year, March 2007	$56,528,563	$(442,395)
176	Long	U.S. Treasury Bond 20 Year, March 2007	19,613,000	(333,218)
184	Long	U.S. Treasury Note 5 Year, March 2007	19,331,500	(77,959)
270	Short	U.S. Treasury Note 2 Year, March 2007	(55,088,440)	171,128
Net Unrealized Depreciation				$(682,444)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments  ■  December 31, 2006 continued

CREDIT DEFAULT SWAP CONTRACTS OPEN AT DECEMBER 31, 2006:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Capital Markets, L.P. Dow Jones CDX.NA.IG.HVOL.6 Index	Buy	$15,900	0.75%	June 20, 2011	$(33,356)
Goldman Sachs International The Hartford Financial Services Group Inc.	Buy	3,900	0.12	December 20, 2011	(893)
Goldman Sachs International Lehman Brothers Holdings Inc.	Buy	3,900	0.20	December 20, 2011	3,432
Goldman Sachs International Southwest Airlines Co.	Buy	4,000	0.22	December 20, 2011	20,708
Goldman Sachs International Motorola, Inc.	Buy	1,270	0.15	December 20, 2011	(145)
Goldman Sachs International Motorola, Inc.	Buy	2,640	0.157	December 20, 2011	(1,117)
Goldman Sachs International Union Paific Corporation	Buy	3,900	0.20	December 20, 2011	1,002
Net Unrealized Depreciation					$(10,369)

LONG-TERM CREDIT ANALYSIS
AAA	43.9%
AA	5.3
A	17.0
BBB	29.2
BB	2.8
B	1.8
	100.0	%*

*  Does not include open long futures contracts with an underlying face amount of $95,473,063 with unrealized depreciation of $853,572, open short futures contracts with underlying face amount of $55,088,440 with unrealized appreciation of $171,128 and open swap contracts with net unrealized depreciation of $10,369.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Corporate Bonds (92.8%)
	Advertising/Marketing Services (1.4%)
$75	Advanstar Communications, Inc.	10.75%		08/15/10	$81,094
85	Interpublic Group of Companies, Inc. (The)	5.40		11/15/09	83,725
220	Interpublic Group of Companies, Inc. (The) (g)	6.25		11/15/14	205,700
445	Idears Inc. - 144A*	8.00		11/15/16	453,900
					824,419
	Aerospace & Defense (1.1%)
650	K&F Acquisition Inc.	7.75		11/15/14	672,750
	Aluminum (1.1%)
665	Novelis, Inc. - 144A* (Canada)	8.25	**	02/15/15	646,712
	Apparel/Footwear (1.7%)
600	Levi Strauss & Co.	10.122	**	04/01/12	618,750
180	Oxford Industries, Inc.	8.875		06/01/11	186,750
205	Phillips-Van Heusen Corp. (g)	7.25		02/15/11	210,125
					1,015,625
	Apparel/Footwear Retail (0.6%)
330	Brown Shoe Co., Inc.	8.75		05/01/12	349,800
	Auto Parts: O.E.M. (1.8%)
535	ArvinMeritor, Inc. (g)	8.75		03/01/12	552,388
470	TRW Automotive, Inc.	9.375		02/15/13	506,425
					1,058,813
	Broadcasting (0.6%)
375	LIN Television Corp. (g)	6.50		05/15/13	359,063
	Building Products (1.9%)
115	Interface Inc.	7.30		04/01/08	117,588
320	Interface Inc.	9.50		02/01/14	337,600
145	Interface Inc. (g)	10.375		02/01/10	160,950
505	Nortek Inc. (g)	8.50		09/01/14	497,425
					1,113,563
	Cable/Satellite TV (3.5%)
565	Cablevision Systems Corp. (Series B)	9.87	**	04/01/09	598,900
182	CCH I LLC /CCH /CAPCO (g)	11.00		10/01/15	187,688
350	Echostar DBS Corp.	6.625		10/01/14	342,125
45	Intelsat Sub holdings Co. Ltd. (Bermuda)	8.25		01/15/13	45,900
440	Intelsat Sub holdings Co. Ltd. (Bermuda) (g)	8.625		01/15/15	459,800
330	Intelsat Sub holdings Co. Ltd. (Bermuda)	10.484	**	01/15/12	334,538
65	NTL Cable PLC (United Kingdom) (g)	8.75		04/15/14	68,331
					2,037,282

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Casino/Gaming (5.7%)
$4,485	Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (a)(b)(f)	13.50%		03/01/10	$0
680	Isle of Capri Casinos	7.00		03/01/14	680,000
555	Las Vegas Sands Corp.	6.375		02/15/15	540,431
1,225	MGM Mirage Inc.	6.00		10/01/09	1,228,063
7,210	Resort At Summerlin LP/Ras Co. (Series B) (a)(b)(f)	13.00		12/15/07	0
700	Station Casinos, Inc.	6.00		04/01/12	667,625
85	Station Casinos, Inc. (g)	7.75		08/15/16	86,063
185	Tropicana Entertainment - 144A*	9.625		12/15/14	184,075
					3,386,257
	Chemicals: Major Diversified (0.5%)
290	Westlake Chemical Corp. (g)	6.625		01/15/16	282,025
	Chemicals: Specialty (4.5%)
490	Equistar Chemical Funding	10.125		09/01/08	523,075
270	Innophos, Inc.	8.875		08/15/14	275,400
137	Innophos, Inc.	13.38	**†	02/15/15	143,715
175	Koppers Industry Inc.	9.875		10/15/13	191,188
250	Koppers Industry Inc.	9.875	††	11/15/14	201,250
318	Millennium America, Inc.	9.25		06/15/08	329,925
275	Nalco Co.	7.75		11/15/11	282,563
385	Nalco Co. (g)	8.875		11/15/13	409,544
275	Rockwood Specialties Group, Inc.	10.625		05/15/11	294,250
					2,650,910
	Coal (1.3%)
140	Foundation PA Coal Co.	7.25		08/01/14	143,150
635	Massey Energy Co.	6.875		12/15/13	600,075
					743,225
	Commercial Printing/Forms (0.7%)
430	Quebecor World Capital Corp. - 144A* (Canada) (g)	8.75		03/15/16	413,875
	Containers/Packaging (4.1%)
355	Berry Plastics Holding Corp. - 144A* (g)	8.875		09/15/14	362,100
360	Graham Packaging Company Inc. (g)	8.50		10/15/12	365,400
415	Graham Packaging Company Inc. (g)	9.875		10/15/14	421,225
430	Graphic Packaging International Corp. (g)	9.50		08/15/13	455,800
400	Owens-Brockway Glass Containers Corp.	8.75		11/15/12	426,000
60	Owens-Illinois, Inc.	7.35		05/15/08	60,675
285	Owens-Illinois, Inc. (g)	7.50		05/15/10	287,494
					2,378,694

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Data Processing Services (0.7%)
$345	Sungard Data Systems, Inc.	9.125%		08/15/13	$363,975
35	Sungard Data Systems, Inc.	9.972	**	08/15/13	36,531
					400,506
	Electric Utilities (5.2%)
370	AES Corp. (The)	7.75		03/01/14	392,200
42	AES Corp. (The)	8.875		02/15/11	45,255
54	AES Corp. (The) (g)	9.375		09/15/10	58,927
150	AES Corp. (The) - 144A* (g)	9.00		05/15/15	162,000
595	CMS Energy Corp. (g)	7.50		01/15/09	616,569
275	IPALCO Enterprises, Inc.	8.375		11/14/08	286,688
115	IPALCO Enterprises, Inc.	8.625		11/14/11	125,638
370	MSW Energy Holdings/Finance (Series B)	7.375		09/01/10	379,250
80	MSW Energy Holdings/Finance (Series B)	8.50		09/01/10	83,600
290	Nevada Power Co.	8.25		06/01/11	318,242
271	Nevada Power Co.	9.00		08/15/13	294,017
303	PSEG Energy Holdings Inc.	8.625		02/15/08	312,090
					3,074,476
	Electrical Products (1.0%)
555	Ormat Funding Corp.	8.25		12/30/20	568,757
	Environmental Services (1.4%)
280	Allied Waste North America, Inc. (g)	5.75		02/15/11	272,300
120	Allied Waste North America, Inc.	6.375		04/15/11	119,100
355	Allied Waste North America, Inc. (g)	7.875		04/15/13	367,869
55	Allied Waste North America, Inc.	8.50		12/01/08	58,093
9	Allied Waste North America, Inc.	9.25		09/01/12	9,607
					826,969
	Finance/Rental/Leasing (1.9%)
415	Ford Motor Credit Corp.	7.25		10/25/11	406,802
380	Ford Motor Credit Corp.	5.80		01/12/09	373,275
350	Residential Capital Corp.	6.375		06/30/10	354,347
					1,134,424
	Financial Conglomerates (1.8%)
600	General Motors Acceptance Corp.	6.875		09/15/11	616,030
460	General Motors Acceptance Corp.	4.375		12/10/07	453,700
					1,069,730
	Food Retail (1.0%)
190	CA FM Lease Trust - 144A*	8.50		07/15/17	203,662
350	Delhaize America, Inc.	8.125		04/15/11	379,315
					582,977

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Food: Meat/Fish/Dairy (4.0%)
	$290	Michael Foods Inc. (Series B)	8.00%		11/15/13	$302,325
	470	Pilgrim's Pride Corp.	9.25		11/15/13	492,325
	710	Pilgrim's Pride Corp.	9.625		09/15/11	745,500
	170	Smithfield Foods Inc.	7.00		08/01/11	172,550
	75	Smithfield Foods Inc.	7.75		05/15/13	78,000
	535	Smithfield Foods Inc. (Series B)	8.00		10/15/09	561,750
						2,352,450
		Forest Products (1.5%)
	375	Covalence Specialty Material - 144A*	10.25		03/01/16	345,000
	220	Crown Americas, Inc.	7.625		11/15/13	227,700
EUR	200	Crown Euro Holdings SA (France)	6.25		09/01/11	276,456
						849,156
		Hospital/Nursing Management (3.2%)
	$515	Community Health System Inc.	6.50		12/15/12	509,850
	255	HCA, Inc.	5.75		03/15/14	212,287
	140	HCA, Inc.	6.30		10/01/12	128,450
	150	HCA, Inc. (g)	6.50		02/15/16	127,125
	200	HCA, Inc.	8.70		02/10/10	208,034
	90	HCA, Inc.	8.75		09/01/10	94,050
	110	HCA, Inc. - 144A*	9.125		11/15/14	117,839
	165	Tenet Healthcare Corp.	7.375		02/01/13	152,418
	305	Tenet Healthcare Corp. (g)	9.875		07/01/14	311,863
						1,861,916
		Industrial Machinery (0.2%)
	100	Goodman Global Holding Company, Inc. (Series B)	8.36	**	06/15/12	101,750
		Industrial Specialties (1.7%)
	560	Johnsondiversy, Inc.	9.625		05/15/12	589,400
	405	UCAR Finance, Inc.	10.25		02/15/12	428,794
						1,018,194
		Media Conglomerates (1.0%)
	581	Canwest Media Inc. (Canada)	8.00		09/15/12	609,325
		Medical Distributors (0.5%)
	315	AmerisourceBergen Corp.	5.625		09/15/12	311,243
		Medical Specialties (1.1%)
	655	Fisher Scientific International, Inc.	6.125		07/01/15	648,596

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Medical/Nursing Services (1.8%)
$330	DaVita Inc. (g)	6.625%		03/15/13	$332,475
570	Fresenius Medical Care Capital Trust	7.875		06/15/11	599,925
95	Fresenius Medical Care Capital Trust II	7.875		02/01/08	96,900
					1,029,300
	Metal Fabrications (1.2%)
215	General Cable Corp.	9.50		11/15/10	228,975
460	Hexcell Corp.	6.75		02/01/15	455,400
45	Northwest Pipeline Corp.	8.125		03/01/10	47,081
					731,456
	Miscellaneous Commercial Services (1.3%)
150	Iron Mountain Inc. (g)	7.75		01/15/15	153,750
585	Iron Mountain Inc.	8.625		04/01/13	606,937
					760,687
	Miscellaneous Manufacturing (0.5%)
320	Propex Fabrics Inc.	10.00		12/01/12	284,800
	Motor Vehicles (0.6%)
175	General Motors Corp. (g)	7.125		07/15/13	165,375
215	General Motors Corp. (g)	8.375		07/15/33	199,950
					365,325
	Movies/Entertainment (0.5%)
285	AMC Entertainment Inc.	9.624	**	08/15/10	296,044
	Oil & Gas Pipelines (3.7%)
295	Colorado Interstate Gas Co.	6.80		11/15/15	308,211
495	El Paso Production Holdings (g)	7.75		06/01/13	520,369
375	Pacific Energy Partners/Finance	7.125		06/15/14	385,260
155	Southern Natural Gas	8.875		03/15/10	163,384
735	Williams Companies, Inc. (The)	7.875		09/01/21	791,963
					2,169,187
	Oil & Gas Production (5.1%)
455	Chaparral Energy, Inc.	8.50		12/01/15	455,000
565	Chesapeake Energy Corp.	7.50		09/15/13	591,131
28	Chesapeake Energy Corp. (g)	7.75		01/15/15	29,295
100	Chesepeaks Energy Corp.	7.625		07/15/13	105,875
385	Hilcorp Energy/Finance - 144A*	7.75		11/01/15	380,188
280	Hilcorp Energy/Finance - 144A*	10.50		09/01/10	301,000
345	Husky Oil Ltd. (Canada)	8.90		08/15/28	362,546
140	Magnum Hunter Resources, Inc.	9.60		03/15/12	147,525
250	Opti Canada Inc. - 144A* (Canada)	8.25		12/15/14	258,125
410	Pogo Producing Co. (g)	6.875		10/01/17	393,600
					3,024,285

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Oilfield Services/Equipment (1.5%)
$175	CIE Gener de Geophysique S.A. (France)	7.50%	05/15/15	$176,750
135	Hanover Compressor Co.	8.625	12/15/10	141,750
185	Hanover Compressor Co. (g)	9.00	06/01/14	200,725
128	Hanover Equipment Trust 2001 A (Series A)	8.50	09/01/08	130,240
210	Hanover Equipment Trust 2001 B (Series B)	8.75	09/01/11	219,975
				869,440
	Other Metals/Minerals (0.0%)
355	Murrin Holdings Property Ltd. (Australia) (b) (f)	9.375	08/31/07	0
	Other Transportation (1.1%)
650	CHC Helicopter Corp. (Canada)	7.375	05/01/14	629,687
	Pharmaceuticals: Major (1.3%)
490	VWR International Inc.	6.875	04/15/12	495,513
260	Warner Chilcott Corp.	8.75	02/01/15	267,800
				763,313
	Publishing: Books/Magazines (1.0%)
206	Dex Media East/Finance	12.125	11/15/12	227,373
327	Dex Media West/Finance	9.875	08/15/13	358,065
				585,438
	Pulp & Paper (0.8%)
340	Georgia Pacific Corp. - 144A*	7.125	01/15/17	340,850
110	Glatfelter (P.H.) Co.	7.125	05/01/16	111,100
				451,950
	Real Estate Investment Trusts (1.9%)
540	Host Marriott LP	6.375	03/15/15	535,275
550	Host Marriott LP	7.125	11/01/13	565,125
				1,100,400
	Semiconductors (0.6%)
365	Freescale Semiconductors - 144A*	8.875	12/15/14	365,456
	Services to the Health Industry (1.1%)
270	National Mentor Holdings Inc. - 144A*	11.25	07/01/14	288,225
345	Omnicare Inc.	6.75	12/15/13	342,413
				630,638

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Specialty Stores (3.5%)
	$380	Linens' n Things, Inc.	10.999	**%	01/15/14	$370,500
	580	Petro Stopping Centers LP/Petro Financial Corp.	9.00		02/15/12	603,200
	770	Sonic Automotive, Inc.	8.625		08/15/13	796,950
	280	United Auto Group Inc. (g)	7.75		12/15/16	281,400
						2,052,050
		Specialty Telecommunications (2.1%)
	320	American Tower Corp.	7.125		10/15/12	330,400
	310	American Tower Corp.	7.50		05/01/12	322,400
	98	Panamsat Corp.	9.00		08/15/14	104,002
	445	Qwest Communications International	8.874	**	02/15/09	452,788
						1,209,590
		Steel (1.3%)
	705	Amsted Industries Inc. - 144A*	10.25		10/15/11	757,875
		Telecommunications (1.4%)
	357	Axtel SA (Mexico)	11.00		12/15/13	399,126
	615	Exodus Communications, Inc. (a) (b) (f)	11.625		07/15/10	0
	135	Nordic Tel Company - 144A* (Denmark)	8.875		05/01/16	145,125
EUR	110	TDC AS (Denmark)	6.50		04/19/12	153,116
	$4,679	Rhythms Netconnections, Inc. (a) (b) (f)	12.75		04/15/09	0
	100	U.S. West Communications Corp. (g)	5.625		11/15/08	100,625
						797,992
		Tobacco (0.5%)
	295	RJ Reynolds Tobacco Holdings	6.50		07/15/10	300,712
		Trucks/Construction/Farm Machinery (0.6%)
	347	Manitowoc Inc. (The)	10.50		08/01/12	374,326
		Wholesale Distributors (1.0%)
	70	Buhrmann US, Inc.	7.875		03/01/15	68,600
	65	Buhrmann US, Inc.	8.25		07/01/14	64,837
	415	RBS Global & Rexnold Corp. - 144A* (g)	9.50		08/01/14	433,675
						567,112
		Wireless Telecommunications (1.7%)
	415	Ubiquitel Operating Co.	9.875		03/01/11	450,275
	460	Wind Acquisition Finance SA - 144A* (Luxembourg) (g)	10.75		12/01/15	525,550
						975,825
		Total Corporate Bonds (Cost $70,207,621)				54,436,370

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Convertible Bonds (0.6%)
		Telecommunication Equipment (0.6%)
	$370	Nortel Networks Corp. (Canada) (Cost $362,188)	4.25%	09/01/08	$359,825
		Foreign Government Obligation (0.4%)
MXN	2,150	Mexican Fixed Rate Bonds (Mexico) (Cost $213,090)	10.00	12/05/24	247,013

NUMBER OF SHARES
	Common Stocks (0.5%)
	Casino/Gaming (0.0%)
2,000	Fitzgeralds Gaming Corp. +(d)(f)	0
	Food: Specialty/Candy (d)(f) (0.0%)
2,375	SFAC New Holdings Inc. ++(c)	0
436	SFFB Holdings Inc. (c)	0
120,000	Specialty Foods Acquisition Corp. - 144A*	0
		0
	Restaurants (d)(f) (0.0%)
3,374	American Restaurant Group Holdings, Inc. (c)	26,992
7,750	American Restaurant Group Holdings, Inc. - 144A*	0
37,167	American Restaurant Group Holdings, Inc. (c)	0
4,366	American Restaurant Group Holdings, Inc. (c)	0
92,158	Catalina Restaurant Group (Escrow) (c)	922
		27,914
	Specialty Telecommunications (c)(d) (0.0%)
12,688	Birch Telecom Inc. +++(f)	127
131,683	PFB Telecom NV (Series B) (f)	0
565	XO Holdings, Inc.	2,429
		2,556
	Telecommunications (0.0%)
2,251	Viatel Holdings Bermuda Ltd. (Bermuda) (c)(d)	11
	Textiles (0.0%)
298,461	U.S. Leather, Inc. (c)(d)(f)	0
	Wireless Telecommunications (c) (0.5%)
4,000	NII Holdings, Inc. (d)(g)	257,760
521	USA Mobility, Inc.	11,655
38,444	Vast Solutions, Inc. (Class B1) (d)(f)	0
38,444	Vast Solutions, Inc. (Class B2) (d)(f)	0
38,444	Vast Solutions, Inc. (Class B3) (d)(f)	0
		269,415
	Total Common Stocks (Cost $42,347,298)	299,896

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF WARRANTS		EXPIRATION DATE	VALUE
	Warrants (d) (0.0%)
	Casino/Gaming (f) (0.0%)
83,500	Aladdin Gaming Enterprises, Inc. - 144A*	03/01/10	$0
6,000	Resort At Summerlin LP - 144A*	12/15/07	0
			0
	Personnel Services (0.0%)
42,250	Comforce Corp. - 144A*	12/01/09	0
	Restaurants (0.0%)
1,500	American Restaurant Group Holdings, Inc. - 144A* (f)	08/15/08	0
	Specialty Telecommunications (c) (0.0%)
1,132	XO Holdings, Inc. (Series A)	01/16/10	792
849	XO Holdings, Inc. (Series B)	01/16/10	365
849	XO Holdings, Inc. (Series C)	01/16/10	187
			1,344
	Warrants (Cost $128,479)		1,344

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (22.5%)
	Repurchase Agreement (3.9%)
$2,300	Joint repurchased agreemnet account (dated 12/29/06; proceeds $2,301,346) (e) (Cost $2,300,000)	5.265%	01/02/07	2,300,000
	Security Purchased From Securities Lending Collateral (18.6%)
10,886	The Bank of New York Institutional Cash Reserve Fund (Cost $10,885,634)			10,885,634
	Total Short-Term Investments (Cost $13,185,634)			13,185,634
	Total Investments (Cost $126,444,310) (h)		116.8%	68,530,082
	Liabilities in Excess of Other Assets		(16.8)	(9,858,554)
	Net Assets		100.0%	$58,671,528

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  December 31, 2006 continued

*  Resale is restricted to qualified institutional investors.

**  Floating rate security. Rate shown is the rate in effect at December 31, 2006.

+  Resale is restricted, acquired (12/22/98) at a cost basis of $9,020.

++  Resale is restricted, acquired (06/10/99) at a cost basis of $24.

+++  Resale is restricted, acquired (between 06/18/98 and 08/25/98) at a cost basic of $6,473,685.

†  Payment-in-kind security.

††  Currently a zero coupon bond and is scheduled to pay interest at the rate shown at a future specified date.

(a)  Issuer in bankruptcy.

(b)  Non-income producing security; bond in default.

(c)  Acquired through exchange offer.

(d)  Non-income producing securities.

(e)  Collateralized by federal agency and U.S. Treasury obligations.

(f)  Securities with total market value equal to $28,041 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(g)  All or a portion of this security was on loan at December 31, 2006.

(h)  The aggregate cost for federal income tax purposes is $126,323,389. The aggregate gross unrealized appreciation is $1,343,951 and the aggregate gross unrealized depreciation is $59,137,258, resulting in net unrealized depreciation of $57,793,307.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 2006:

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
EUR	333,000	$421,545	01/29/07	$(18,567)

Currency Abbreviations:

EUR  Euro.

MXN  Mexican New Peso.

LONG-TERM CREDIT ANALYSIS

A	4.0%
BBB	3.6
BB	24.7
B	47.3
CCC	18.6
NR	1.8
	100.0	%*

*  Does not include open forward foreign currency contract with unrealized depreciation of $18,567.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Utilities

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (97.7%)
	Electric Utilities (62.0%)
216,000	AES Corp. (The)*	$4,760,640
93,000	Allegheny Energy, Inc. (b)*	4,269,630
54,000	Ameren Corp. (b)	2,901,420
84,000	American Electric Power Co., Inc.	3,576,720
52,000	Consolidated Edison, Inc. (b)	2,499,640
51,000	Constellation Energy Group, Inc.	3,512,370
53,000	Dominion Resources, Inc. (b)	4,443,520
80,000	DPL, Inc.	2,222,400
35,000	DTE Energy Co. (b)	1,694,350
146,432	Duke Energy Corp. (b)	4,863,007
121,000	Edison International	5,503,080
74,000	Entergy Corp.	6,831,680
81,000	Exelon Corp.	5,013,090
88,000	FirstEnergy Corp. (b)	5,306,400
128,000	FPL Group, Inc. (b)	6,965,760
53,000	Mirant Corp. (b)*	1,673,210
81,000	NRG Energy, Inc. (b)*	4,536,810
71,000	NSTAR	2,439,560
120,000	PG&E Corp.	5,679,600
34,000	Pinnacle West Capital Corp. (b)	1,723,460
73,000	PNM Resources Inc. (b)	2,270,300
146,000	PPL Corp. (b)	5,232,640
70,000	Public Service Enterprise Group, Inc. (b)	4,646,600
105,000	SCANA Corp. (b)	4,265,100
108,000	Southern Co. (The) (b)	3,980,880
82,000	TXU Corp.	4,445,220
95,000	Wisconsin Energy Corp.	4,508,700
		109,765,787
	Energy (16.3%)
110,000	AGL Resources, Inc. (b)	4,280,100
98,861	Dynegy, Inc. (Class A)*	715,754
45,000	El Paso Corp.	687,600
80,000	Equitable Resources, Inc. (b)	3,340,000
160,000	MDU Resources Group, Inc. (b)	4,102,400

NUMBER OF SHARES		VALUE
54,000	New Jersey Resources Corp.	$2,623,320
38,000	Questar Corp.	3,155,900
98,000	Sempra Energy	5,491,920
165,000	Williams Companies, Inc. (The) (b)	4,309,800
		28,706,794
	Telecommunications (19.4%)
57,932	ALLTEL Corp.	3,503,727
45,000	America Movil S.A. de C.V. (Series L) (ADR) (Mexico) (b)	2,034,900
115,946	AT&T Inc.	4,145,069
87,000	BellSouth Corp.	4,098,570
38,000	Citizens Communications Co. (b)	546,060
93,000	Crown Castle International Corp. (b)*	3,003,900
21,000	NII Holdings, Inc. (b)*	1,353,240
70,000	Qwest Communications International, Inc. (b)*	585,900
39,000	Rogers Communications, Inc. (Class B) (Canada)	2,324,400
92,750	Sprint Nextel Corp.	1,752,048
45,860	Telefonica de Espana S.A. (ADR) (Spain) (b)	2,923,575
105,000	Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)	2,967,300
90,120	Verizon Communications, Inc.	3,356,069
127,965	Windstream Corp.	1,819,662
		34,414,420
	Total Common Stocks (Cost $93,138,544)	172,887,001

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Utilities

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (27.8%)
	Security Purchased from Securities Lending Collateral (25.5%)
$45,091	The Bank of New York Institutional Cash Reserve Fund (Cost $45,091,044)	$45,091,044
	Repurchase Agreement (2.3%)
4,186	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $4,188,449) (a) (Cost $4,186,000)	4,186,000
	Total Short-Term Investments (Cost $49,277,044)	49,277,044
Total Investments (Cost $142,415,588) (c)	125.5%	222,164,045
Liabilities in Excess of Other Assets	(25.5)	(45,137,995)
Net Assets	100.0%	$177,026,050

ADR  American Depositary Receipt.

*  Non-income producing security.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b)  All or portion of this security was on loan as of December 31, 2006.

(c)  The aggregate cost for federal income tax purposes is $143,722,105. The aggregate gross unrealized appreciation is $78,456,874 and the aggregate gross unrealized depreciation is $14,934, resulting in net unrealized appreciation of $78,441,940.

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Electric Utilities	$109,765,787	62.0%
Security Purchased from Securities Lending Collateral	45,091,044	25.5
Telecommunications	34,414,420	19.4
Energy	28,706,794	16.3
Repurchase Agreement	4,186,000	2.3
	$222,164,045	125.5%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (64.2%)
	Aerospace & Defense (1.4%)
6,590	Northrop Grumman Corp.	$446,143
13,230	Raytheon Co.	698,544
		1,144,687
	Beverages: Alcoholic (0.3%)
3,400	Diageo PLC (ADR) (United Kingdom)	269,654
	Beverages: Non-Alcoholic (1.2%)
19,430	Coca-Cola Co. (The)	937,498
	Broadcasting (0.5%)
10,769	Clear Channel Communications, Inc.	382,730
	Cable/Satellite TV (0.5%)
9,500	Comcast Corp. (Class A)*	402,135
	Chemicals: Major Diversified (2.6%)
27,840	Bayer AG (ADR) (Germany)	1,485,542
13,400	Du Pont (E.I.) de Nemours & Co.	652,714
		2,138,256
	Computer Processing Hardware (0.3%)
5,221	Hewlett-Packard Co.	215,053
	Department Stores (0.3%)
3,690	Kohl's Corp.*	252,507
	Discount Stores (1.1%)
18,920	Wal-Mart Stores, Inc.	873,726
	Electric Utilities (2.8%)
14,610	American Electric Power Co., Inc.	622,094
10,613	Entergy Corp.	979,792
11,220	FirstEnergy Corp.	676,566
		2,278,452
	Finance/Rental/Leasing (1.5%)
18,350	Freddie Mac	1,245,965
	Financial Conglomerates (5.3%)
31,540	Citigroup, Inc.	1,756,778
42,148	JPMorgan Chase & Co.	2,035,748
6,810	State Street Corp.	459,266
		4,251,792
	Food Retail (0.4%)
3,650	Safeway Inc.	126,144
4,600	SUPERVALU, Inc.	164,450
		290,594

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Food: Major Diversified (1.3%)
9,400	ConAgra Foods, Inc.	$253,800
28,690	Unilever N.V. (NY Registered Shares) (Netherlands)	781,803
		1,035,603
	Food: Specialty/Candy (0.8%)
14,710	Cadbury Schweppes PLC (ADR) (United Kingdom)	631,500
	Household/Personal Care (0.6%)
3,050	Kimberly-Clark Corp.	207,247
5,000	Procter & Gamble Co. (The)	321,350
		528,597
	Industrial Conglomerates (3.3%)
40,570	General Electric Co.	1,509,610
3,282	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	128,425
10,050	Siemens AG (ADR) (Germany)	990,427
		2,628,462
	Insurance Brokers/Services (1.5%)
39,400	Marsh & McLennan Companies, Inc.	1,208,004
	Integrated Oil (2.9%)
760	BP PLC (ADR) (United Kingdom)	50,996
12,248	ConocoPhillips	881,244
7,140	Exxon Mobil Corp.	547,138
12,710	Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	899,741
		2,379,119
	Internet Retail (0.4%)
8,300	Amazon.com, Inc.*	327,518
	Internet Software/Services (0.5%)
15,500	Yahoo!, Inc.*	395,870
	Investment Banks/Brokers (2.7%)
620	Goldman Sachs Group, Inc. (The)	123,597
12,520	Merrill Lynch & Co., Inc.	1,165,612
44,310	Schwab (Charles) Corp. (The)	856,955
		2,146,164
	Life/Health Insurance (0.3%)
13,650	Aegon N.V. (NY Registered Shares) (Netherlands)	258,668
	Major Banks (1.6%)
13,455	Bank of America Corp.	718,362
7,720	PNC Financial Services Group	571,589
		1,289,951

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Major Telecommunications (3.6%)
5,376	Embarq Corp.	$282,563
15,780	France Telecom S.A. (ADR) (France)	437,106
51,407	Sprint Nextel Corp.	971,078
33,514	Verizon Communications, Inc.	1,248,061
		2,938,808
	Managed Health Care (0.6%)
3,610	CIGNA Corp.	474,968
	Media Conglomerates (3.1%)
70,540	Time Warner, Inc.	1,536,361
22,535	Viacom, Inc. (Class B)*	924,611
		2,460,972
	Medical Specialties (0.8%)
8,380	Applera Corp. - Applied Biosystems Group	307,462
19,100	Boston Scientific Corp.*	328,138
		635,600
	Motor Vehicles (0.6%)
12,730	Honda Motor Co., Ltd. (ADR) (Japan)	503,344
	Multi-Line Insurance (0.7%)
6,290	Hartford Financial Services Group, Inc. (The)	586,920
	Oil & Gas Pipelines (0.6%)
19,900	Williams Companies, Inc. (The)	519,788
	Oilfield Services/Equipment (0.7%)
9,280	Schlumberger Ltd. (Netherlands Antilles)	586,125
	Other Consumer Services (0.1%)
2,400	Block (H.&R.), Inc.	55,296
	Packaged Software (1.5%)
57,070	Symantec Corp.*	1,189,910
	Pharmaceuticals: Major (9.9%)
24,170	Abbott Laboratories	1,177,321
36,780	Bristol-Myers Squibb Co.	968,050
6,970	GlaxoSmithKline PLC (ADR) (United Kingdom)	367,737
22,780	Lilly (Eli) & Co.	1,186,838
26,700	Pfizer, Inc.	691,530
11,780	Roche Holdings Ltd. (ADR) (Switzerland)	1,056,960
7,980	Sanofi-Aventis (ADR) (France)	368,437
56,510	Schering-Plough Corp.	1,335,896
16,330	Wyeth	831,524
		7,984,293

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Precious Metals (0.7%)
13,120	Newmont Mining Corp.	$592,368
	Property - Casualty Insurers (2.9%)
15,760	Chubb Corp. (The)	833,862
19,003	St. Paul Travelers Companies, Inc. (The)	1,020,271
6,900	XL Capital Ltd. (Class A) (Cayman Islands)	496,938
		2,351,071
	Regional Banks (0.6%)
11,800	Fifth Third Bancorp	482,974
	Restaurants (0.4%)
6,840	McDonald's Corp.	303,217
	Semiconductors (1.5%)
37,489	Intel Corp.	759,152
30,200	Micron Technology, Inc.*	421,592
		1,180,744
	Specialty Stores (0.3%)
6,300	Office Depot, Inc.*	240,471
	Telecommunication Equipment (0.4%)
13,915	Motorola, Inc.	286,092
	Tobacco (1.1%)
9,890	Altria Group, Inc.	848,760
	Total Common Stocks (Cost $40,941,902)	51,734,226

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Convertible Bonds (15.9%)
	Airlines (2.1%)
$1,500	Continental Airlines Inc.	4.50%	02/01/07	1,606,875
	Cable/Satellite TV (1.3%)
1,000	Echostar Communications Corp.	5.75	05/15/08	1,023,750
	Electric Utilities (0.7%)
173	PG&E Corp.	9.50	06/30/10	590,146
	Electronic Components (1.2%)
1,000	SCI Systems, Inc.	3.00	03/15/07	998,750
	Electronic Production Equipment (1.3%)
1,100	Veeco Instruments, Inc.	4.125	12/21/08	1,072,500

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Hotels/Resorts/Cruiselines (2.0%)
$1,000	Hilton Hotels Corp. - 144A**	3.375%	04/15/23	$1,582,500
	Household/Personal Care (1.8%)
1,000	Church & Dwight Co., Inc. - 144A**	5.25	08/15/33	1,445,000
	Internet Retail (1.1%)
901	Amazon.com, Inc.	4.75	02/01/09	888,611
	Media Conglomerates (1.6%)
1,080	Walt Disney Co. (The)	2.125	04/15/23	1,317,600
	Semiconductors (2.8%)
1,450	Intel Corp. - 144A**	2.95	12/15/35	1,319,500
950	Skyworks Solutions, Inc.	4.75	11/15/07	959,500
				2,279,000
	Total Convertible Bonds (Cost $11,369,845)			12,804,732
	Corporate Bonds (10.7%)
	Agricultural Commodities/Milling (1.8%)
1,460	Corn Products International Inc.	8.25	07/15/07	1,476,932
	Broadcasting (1.6%)
1,200	Clear Channel Communications, Inc.	8.00	11/01/08	1,248,118
	Building Products (1.6%)
1,200	American Standard, Inc.	8.25	06/01/09	1,267,783
	Home Building (1.5%)
1,200	Toll Corp.	8.25	02/01/11	1,236,000
	Hotels/Resorts/Cruiselines (2.6%)
2,000	Starwood Hotels & Resorts Worldwide, Inc.	7.875	05/01/12	2,114,528
	Other Consumer Services (1.6%)
1,200	Roto-Rooter Inc.	8.75	02/24/11	1,248,000
	Total Corporate Bonds (Cost $8,559,309)			8,591,361

NUMBER OF SHARES
	Convertible Preferred Stocks (7.3%)
	Financial Conglomerates (1.0%)
27,000	Citigroup Funding Inc. (Series GNW) $1.6643	855,900
	Investment Banks/Brokers (1.3%)
38,000	Lehman Brothers Holdings Inc. (Series GIS) $1.5625	1,045,760
	Life/Health Insurance (1.7%)
44,000	MetLife, Inc. (Series B) $1.5938 (Note 4)	1,345,520

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Major (0.4%)
6,200	Schering-Plough Corp. $3.00	$352,718
	Property - Casualty Insurers (1.0%)
30,000	Travelers Property Casualty Corp. $1.125	784,200
	Real Estate Investment Trusts (0.6%)
9,000	Equity Residential Properties Trust (Series E) $1.75	506,790
	Telecommunication Equipment (1.3%)
1,000	Lucent Technologies Capital Trust I $77.50	1,017,500
	Total Convertible Preferred Stocks (Cost $5,232,040)	5,908,388

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investment (1.7%)
	Repurchase Agreement Account
$1,360	Joint repurchase agreement account (dated 12/29/06; proceeds $1,360,796) (a) (Cost $1,360,000)	5.265%	01/02/07	1,360,000
	Total Investments (Cost $67,463,096) (b)		99.8%	80,398,707
	Other Assets in Excess of Liabilities		0.2	167,453
	Net Assets		100.0%	$80,566,160

ADR  American Depositary Receipt.

*  Non-income producing security.

**  Resale is restricted to qualified institutional investors.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b)  The aggregate cost for federal income tax purposes is $68,046,796. The aggregate gross unrealized appreciation is $13,808,733 and the aggregate gross unrealized depreciation is $1,456,822, resulting in net unrealized appreciation of $12,351,911.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Pharmaceuticals: Major	$8,337,011	10.3%
Financial Conglomerates	5,107,692	6.3
Media Conglomerates	3,778,572	4.7
Hotels/Resorts/Cruiselines	3,697,028	4.6
Semiconductors	3,459,744	4.3
Investment Banks/Brokers	3,191,924	4.0
Property - Casualty Insurers	3,135,271	3.9
Major Telecommunications	2,938,808	3.6
Electric Utilities	2,868,598	3.5
Industrial Conglomerates	2,628,462	3.3
Integrated Oil	2,379,119	2.9
Chemicals: Major Diversified	2,138,256	2.6
Household/Personal Care	1,973,597	2.4
Broadcasting	1,630,848	2.1
Airlines	1,606,875	2.1
Life/Health Insurance	1,604,188	2.0
Agricultural Commodities/ Milling	1,476,932	1.8
Cable/Satellite TV	1,425,885	1.8
Repurchase Agreement	1,360,000	1.7
Telecommunication Equipment	1,303,592	1.7
Other Consumer Services	1,303,296	1.7
Major Banks	1,289,951	1.6
Building Products	1,267,783	1.6
Finance/Rental/Leasing	1,245,965	1.5
Home Building	1,236,000	1.5
Internet Retail	1,216,129	1.5
Insurance Brokers/Services	1,208,004	1.5

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Packaged Software	$1,189,910	1.5%
Aerospace & Defense	1,144,687	1.4
Electronic Production Equipment	1,072,500	1.3
Food: Major Diversified	1,035,603	1.3
Electronic Components	998,750	1.2
Beverages: Non-Alcoholic	937,498	1.2
Discount Stores	873,726	1.1
Tobacco	848,760	1.1
Medical Specialties	635,600	0.8
Food: Specialty/Candy	631,500	0.8
Precious Metals	592,368	0.7
Multi-Line Insurance	586,920	0.7
Oilfield Services/Equipment	586,125	0.7
Oil & Gas Pipelines	519,788	0.6
Real Estate Investment Trusts	506,790	0.6
Motor Vehicles	503,344	0.6
Regional Banks	482,974	0.6
Managed Health Care	474,968	0.6
Internet Software/Services	395,870	0.5
Restaurants	303,217	0.4
Food Retail	290,594	0.4
Beverages: Alcoholic	269,654	0.3
Department Stores	252,507	0.3
Specialty Stores	240,471	0.3
Computer Processing Hardware	215,053	0.3
	$80,398,707	99.8%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (93.8%)
	Aerospace & Defense (2.8%)
100,885	Boeing Co.	$8,962,623
115,658	Northrop Grumman Corp.	7,830,047
		16,792,670
	Apparel/Footwear (1.5%)
114,067	V.F. Corp.	9,362,619
	Beverages: Alcoholic (1.4%)
111,138	Diageo PLC (ADR) (United Kingdom)	8,814,355
	Beverages: Non-Alcoholic (2.7%)
268,098	PepsiCo, Inc.	16,769,530
	Biotechnology (0.9%)
79,832	Amgen Inc.*	5,453,324
	Chemicals: Agricultural (1.2%)
139,243	Monsanto Co.	7,314,435
	Computer Communications (2.3%)
503,604	Cisco Systems, Inc.*	13,763,497
	Computer Processing Hardware (0.8%)
186,493	Dell Inc.*	4,679,109
	Data Processing Services (2.8%)
238,365	Automatic Data Processing, Inc.	11,739,476
240,008	Western Union Co.	5,380,979
		17,120,455
	Department Stores (0.5%)
80,500	Federated Department Stores, Inc.	3,069,465
	Discount Stores (2.1%)
26,903	Sears Holdings Corp.*	4,517,821
141,329	Target Corp.	8,062,819
		12,580,640
	Drugstore Chains (0.5%)
104,161	CVS Corp.	3,219,617

NUMBER OF SHARES		VALUE
	Electric Utilities (1.9%)
140,328	Exelon Corp.	$8,684,900
55,751	TXU Corp.	3,022,262
		11,707,162
	Finance/Rental/Leasing (1.0%)
123,380	SLM Corp.	6,017,243
	Financial Conglomerates (11.9%)
249,231	American Express Co.	15,120,845
428,148	Citigroup, Inc. (Note 4)	23,847,844
251,933	JPMorgan Chase & Co.	12,168,364
174,454	Prudential Financial, Inc.	14,978,620
103,360	UBS AG (Switzerland)	6,235,709
		72,351,382
	Financial Publishing/ Services (1.5%)
137,536	McGraw-Hill Companies, Inc. (The)	9,355,199
	Home Improvement Chains (1.3%)
265,430	Lowe's Companies, Inc.	8,268,144
	Hotels/Resorts/ Cruiselines (1.6%)
153,156	Starwood Hotels & Resorts Worldwide, Inc.	9,572,250
	Household/Personal Care (2.9%)
275,523	Procter & Gamble Co. (The)	17,707,863
	Industrial Conglomerates (7.0%)
92,537	3M Co.	7,211,408
524,127	General Electric Co.	19,502,766
254,731	United Technologies Corp.	15,925,782
		42,639,956
	Information Technology Services (1.3%)
216,093	Accenture Ltd. (Class A) (Bermuda)	7,980,314
	Integrated Oil (3.1%)
244,256	Exxon Mobil Corp.	18,717,337

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Internet Software/Services (1.6%)
6,406	Google, Inc. (Class A)*	$2,949,835
258,973	Yahoo!, Inc.*	6,614,170
		9,564,005
	Investment Banks/Brokers (3.0%)
32,434	Goldman Sachs Group, Inc. (The)	6,465,718
129,209	Merrill Lynch & Co., Inc.	12,029,358
		18,495,076
	Investment Managers (1.8%)
263,133	Mellon Financial Corp.	11,091,056
	Life/Health Insurance (1.1%)
49,085	Lincoln National Corp.	3,259,244
54,190	MetLife, Inc. (Note 4)	3,197,752
		6,456,996
	Major Banks (1.0%)
107,200	Wachovia Corp.	6,105,040
	Major Telecommunications (1.3%)
126,802	ALLTEL Corp.	7,668,985
	Managed Health Care (1.4%)
154,315	UnitedHealth Group Inc.	8,291,345
	Media Conglomerates (2.7%)
766,430	Time Warner, Inc.	16,692,845
	Medical Specialties (2.2%)
34,526	Alcon, Inc. (Switzerland)	3,858,971
207,995	Thermo Fisher Scientific, Inc.*	9,420,094
		13,279,065
	Multi-Line Insurance (1.5%)
127,250	American International Group, Inc.	9,118,735
	Office Equipment/Supplies (1.4%)
182,038	Pitney Bowes, Inc.	8,408,335
	Oil & Gas Production (1.3%)
169,684	XTO Energy Inc.	7,983,632

NUMBER OF SHARES		VALUE
	Oilfield Services/ Equipment (3.3%)
76,575	Cameron International Corp.*	$4,062,304
154,673	Schlumberger Ltd. (Netherlands Antilles)	9,769,147
148,353	Weatherford International Ltd. (Bermuda)*	6,199,672
		20,031,123
	Other Consumer Services (0.6%)
118,937	eBay Inc.*	3,576,436
	Other Metals/Minerals (0.5%)
26,662	Phelps Dodge Corp.	3,191,975
	Packaged Software (2.7%)
549,951	Microsoft Corp.	16,421,537
	Pharmaceuticals: Major (6.7%)
178,991	Johnson & Johnson	11,816,986
461,894	Pfizer, Inc.	11,963,055
331,637	Wyeth	16,886,956
		40,666,997
	Property - Casualty Insurers (1.6%)
76,800	Progressive Corp. (The)	1,860,096
107,923	XL Capital Ltd. (Class A) (Cayman Islands)	7,772,614
		9,632,710
	Semiconductors (1.4%)
422,564	Intel Corp.	8,556,921
	Specialty Stores (0.6%)
133,414	Staples, Inc.	3,562,154
	Telecommunication Equipment (0.3%)
48,200	QUALCOMM, Inc.	1,821,478
	Tobacco (2.8%)
200,960	Altria Group, Inc.	17,246,387
	Total Common Stocks (Cost $488,624,318)	571,119,399

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (5.4%) Repurchase Agreement
$32,584	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $32,603,062) (a) (Cost $32,584,000)	$32,584,000
Total Investments (Cost $521,208,318) (b)	99.2%	603,703,399
Other Assets in Excess of Liabilities	0.8	4,887,407
Net Assets	100.0%	$608,590,806

ADR  American Depositary Receipt.

*  Non-income producing security.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b)  The aggregate cost for federal income tax purposes is $524,140,834. The aggregate gross unrealized appreciation is $84,137,940 and the aggregate gross unrealized depreciation is $4,575,375, resulting in net unrealized appreciation of $79,562,565.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Financial Conglomerates	$72,351,382	11.9%
Industrial Conglomerates	42,639,956	7.0
Pharmaceuticals: Major	40,666,997	6.7
Repurchase Agreement	32,584,000	5.4
Oilfield Services/Equipment	20,031,123	3.3
Integrated Oil	18,717,337	3.1
Investment Banks/Brokers	18,495,076	3.0
Household/Personal Care	17,707,863	2.9
Tobacco	17,246,387	2.8
Data Processing Services	17,120,455	2.8
Aerospace & Defense	16,792,670	2.8
Beverages: Non-Alcoholic	16,769,530	2.7
Media Conglomerates	16,692,845	2.7
Packaged Software	16,421,537	2.7
Computer Communications	13,763,497	2.3
Medical Specialties	13,279,065	2.2
Discount Stores	12,580,640	2.1
Electric Utilities	11,707,162	1.9
Investment Managers	11,091,056	1.8
Property - Casualty Insurers	9,632,710	1.6
Hotels/Resorts/Cruiselines	9,572,250	1.6
Internet Software/Services	9,564,005	1.6
Apparel/Footwear	9,362,619	1.5
Financial Publishing/Services	9,355,199	1.5
Multi-Line Insurance	9,118,735	1.5

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Beverages: Alcoholic	$8,814,355	1.4%
Semiconductors	8,556,921	1.4
Office Equipment/Supplies	8,408,335	1.4
Managed Health Care	8,291,345	1.4
Home Improvement Chains	8,268,144	1.3
Oil & Gas Production	7,983,632	1.3
Information Technology Services	7,980,314	1.3
Major Telecommunications	7,668,985	1.3
Chemicals: Agricultural	7,314,435	1.2
Life/Health Insurance	6,456,996	1.1
Major Banks	6,105,040	1.0
Finance/Rental/Leasing	6,017,243	1.0
Biotechnology	5,453,324	0.9
Computer Processing Hardware	4,679,109	0.8
Other Consumer Services	3,576,436	0.6
Specialty Stores	3,562,154	0.6
Drugstore Chains	3,219,617	0.5
Other Metals/Minerals	3,191,975	0.5
Department Stores	3,069,465	0.5
Telecommunication Equipment	1,821,478	0.3
	$603,703,399	99.2%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (97.9%)
	Australia (1.9%)
	Beverages: Alcoholic
276,778	Foster's Group Ltd.	$1,511,941
	Construction Materials
194,168	Boral Ltd.	1,169,498
	Food: Major Diversified
1,115,355	Goodman Fielder Ltd.	1,954,624
	Total Australia	4,636,063
	Bermuda (4.7%)
	Apparel/Footwear
155,500	Yue Yuen Industrial (Holdings) Ltd.	493,752
	Industrial Conglomerates
109,793	Ingersoll - Rand Ltd. (Class A)	4,296,200
211,882	Tyco International Ltd.	6,441,213
		10,737,413
	Total Bermuda	11,231,165
	Cayman Islands (1.5%)
	Property - Casualty Insurers
49,271	XL Capital Ltd. (Class A)	3,548,497
	France (7.6%)
	Construction Materials
24,704	Lafarge S.A.	3,673,952
	Integrated Oil
55,563	Total S.A.	4,006,989
	Major Banks
55,829	BNP Paribas	6,088,987
	Major Telecommunications
49,826	France Telecom S.A.	1,377,471
	Pharmaceuticals: Major
33,770	Sanofi-Aventis	3,117,174
	Total France	18,264,573

NUMBER OF SHARES		VALUE
	Germany (2.2%)
	Chemicals: Major Diversified
14,598	BASF AG	$1,422,611
	Motor Vehicles
45,322	Bayerische Motoren Werke (BMW) AG	2,602,199
20,764	DaimlerChrysler AG (Registered Shares)	1,282,328
		3,884,527
	Total Germany	5,307,138
	Ireland (3.2%)
	Food: Specialty/Candy
117,633	Kerry Group PLC (A Shares)	2,938,476
	Major Banks
203,860	Bank of Ireland	4,707,739
	Total Ireland	7,646,215
	Italy (1.9%)
	Integrated Oil
135,672	ENI SpA	4,561,755
	Japan (7.9%)
	Electrical Products
182,600	Sumitomo Electric Industries, Ltd.	2,852,646
	Electronic Equipment/ Instruments
69,100	Canon Inc.	3,888,544
	Household/Personal Care
89,000	Kao Corp.	2,399,546
	Motor Vehicles
177,300	Nissan Motor Co., Ltd.	2,133,974
	Pharmaceuticals: Major
59,800	Takeda Pharmaceutical Co., Ltd.	4,103,528
	Pharmaceuticals: Other
53,800	Astellas Pharma Inc.	2,444,633

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Property - Casualty Insurers
102,000	Mitsui Sumitomo Insurance Co., Ltd.	$1,115,438
	Total Japan	18,938,309
	Netherlands (3.9%)
	Engineering & Construction
88,245	Chicago Bridge & Iron Company N.V.	2,412,618
	Food: Major Diversified
133,156	Unilever NV (Share Certificates)	3,637,252
	Industrial Conglomerates
30,166	Koninklijke (Royal) Philips Electronics NV	1,137,288
	Publishing: Books/Magazines
75,182	Wolters Kluwer NV (Share Certificates)	2,161,790
	Total Netherlands	9,348,948
	New Zealand (0.6%)
	Major Telecommunications
443,273	Telecom Corporation of New Zealand Ltd.	1,519,002
	Singapore (0.8%)
	Other Transportation
1,862,000	ComfortDelGro Corp. Ltd.	1,953,868
	South Korea (0.8%)
	Wireless Telecommunications
74,512	SK Telecom Co., Ltd. (ADR)	1,973,078
	Spain (2.3%)
	Major Banks
111,984	Banco Bilbao Vizcaya Argentaria, S.A.	2,695,399
	Major Telecommunications
133,385	Telefonica S.A.	2,837,359
	Total Spain	5,532,758

NUMBER OF SHARES		VALUE
	Switzerland (2.6%)
	Chemicals: Agricultural
12,695	Syngenta AG (Registered Shares)*	$2,361,303
	Financial Conglomerates
49,182	UBS AG (Registered Shares)	2,988,125
	Pharmaceuticals: Major
17,804	Novartis AG (Registered Shares)	1,026,199
	Total Switzerland	6,375,627
	Taiwan (0.7%)
	Major Telecommunications
81,191	Chunghwa Telecom Co., Ltd. (ADR)	1,601,898
	United Kingdom (21.5%)
	Advertising/Marketing Services
191,166	WPP Group PLC	2,584,430
	Aerospace & Defense
422,790	Rolls-Royce Group PLC*	3,706,387
16,071,297	Rolls-Royce Group PLC (B Shares)	31,466
		3,737,853
	Beverages: Alcoholic
124,322	Diageo PLC	2,440,186
	Financial Conglomerates
891,569	Old Mutual Plc	3,041,713
	Food Retail
636,553	Morrison (W.M.) Supermarkets PLC	3,171,852
	Food: Specialty/Candy
465,025	Cadbury Schweppes PLC	4,975,732
	Integrated Oil
71,814	Royal Dutch Shell PLC (ADR) (Class A)	5,083,713

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Major Banks
256,254	Barclays PLC	$3,662,554
133,114	Royal Bank of Scotland Group PLC	5,194,234
		8,856,788
	Pharmaceuticals: Major
211,814	GlaxoSmithKline PLC	5,573,711
	Publishing: Books/Magazines
353,823	Reed Elsevier PLC	3,882,864
	Tobacco
118,600	Imperial Tobacco Group PLC	4,667,359
	Wireless Telecommunications
1,372,655	Vodafone Group PLC	3,802,843
	Total United Kingdom	51,819,044
	United States (33.8%)
	Aerospace & Defense
15,812	Boeing Co.	1,404,738
16,511	Northrop Grumman Corp.	1,117,795
		2,522,533
	Aluminum
53,714	Alcoa, Inc.	1,611,957
	Computer Peripherals
250,545	EMC Corp.*	3,307,194
	Computer Processing Hardware
61,071	Hewlett-Packard Co.	2,515,514
	Data Processing Services
98,085	First Data Corp.	2,503,129
	Electric Utilities
30,205	American Electric Power Co., Inc.	1,286,129
30,400	Dominion Resources, Inc.	2,548,736
		3,834,865
	Finance/Rental/Leasing
63,055	Freddie Mac	4,281,434
	Financial Conglomerates
92,902	Citigroup, Inc.	5,174,641

NUMBER OF SHARES		VALUE
	Forest Products
18,267	Weyerhaeuser Co.	$1,290,564
	Information Technology Services
56,661	International Business Machines Corp.	5,504,616
	Insurance Brokers/Services
124,024	Marsh & McLennan Companies, Inc.	3,802,576
	Integrated Oil
57,704	Chevron Corp.	4,242,975
	Investment Banks/Brokers
40,593	Merrill Lynch & Co., Inc.	3,779,208
	Investment Managers
83,529	Mellon Financial Corp.	3,520,747
	Major Telecommunications
42,064	AT&T Inc.	1,503,788
60,758	Verizon Communications, Inc.	2,262,628
		3,766,416
	Managed Health Care
67,520	UnitedHealth Group Inc.	3,627,850
	Multi-Line Insurance
17,474	American International Group, Inc.	1,252,187
	Packaged Software
70,821	McAfee Inc.*	2,009,900
	Pharmaceuticals: Major
138,067	Pfizer, Inc.	3,575,935
224,095	Schering-Plough Corp.	5,297,606
93,677	Wyeth	4,770,033
		13,643,574
	Property - Casualty Insurers
48,681	St. Paul Travelers Companies, Inc. (The)	2,613,683
	Tobacco
75,182	Altria Group, Inc.	6,452,119
	Total United States	81,257,682
	Total Common Stocks (Cost $158,761,077)	235,515,620

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (2.0%) Repurchase Agreement
$4,972	Joint repurchase agreement account 5.25% due 01/02/07 (dated 12/29/06; proceeds $4,974,900) (a) (Cost $4,972,000)	$4,972,000
Total Investments (Cost $163,733,077) (b)	99.9%	240,487,620
Other Assets in Excess of Liabilities	0.1	125,108
Net Assets	100.0%	$240,612,728

ADR  American Depositary Receipt.

*  Non-income producing security.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b)  The aggregate cost for federal income tax purposes is $164,306,829. The aggregate gross unrealized appreciation is $77,139,390 and the aggregate gross unrealized depreciation is $958,599, resulting in net unrealized appreciation of $76,180,791.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Pharmaceuticals: Major	$27,464,186	11.4%
Major Banks	22,348,913	9.3
Integrated Oil	17,895,432	7.4
Industrial Conglomerates	11,874,701	4.9
Financial Conglomerates	11,204,479	4.7
Tobacco	11,119,478	4.6
Major Telecommunications	11,102,146	4.6
Food: Specialty/Candy	7,914,208	3.3
Property - Casualty Insurers	7,277,618	3.0
Aerospace & Defense	6,260,386	2.6
Publishing: Books/Magazines	6,044,654	2.5
Motor Vehicles	6,018,501	2.5
Wireless Telecommunications	5,775,921	2.4
Food: Major Diversified	5,591,876	2.3
Information Technology Services	5,504,616	2.3
Repurchase Agreement	4,972,000	2.0
Construction Materials	4,843,450	2.0
Finance/Rental/Leasing	4,281,434	1.8
Beverages: Alcoholic	3,952,127	1.7
Electronic Equipment/ Instruments	3,888,544	1.6
Electric Utilities	3,834,865	1.6
Insurance Brokers/ Services	3,802,576	1.6

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Investment Banks/Brokers	$3,779,208	1.6%
Managed Health Care	3,627,850	1.5
Investment Managers	3,520,747	1.5
Computer Peripherals	3,307,194	1.4
Food Retail	3,171,852	1.3
Electrical Products	2,852,646	1.2
Advertising/Marketing Services	2,584,430	1.1
Computer Processing Hardware	2,515,514	1.1
Data Processing Services	2,503,129	1.0
Pharmaceuticals: Other	2,444,633	1.0
Engineering & Construction	2,412,618	1.0
Household/Personal Care	2,399,546	1.0
Chemicals: Agricultural	2,361,303	1.0
Packaged Software	2,009,900	0.8
Other Transportation	1,953,868	0.8
Aluminum	1,611,957	0.7
Chemicals: Major Diversified	1,422,611	0.6
Forest Products	1,290,564	0.5
Multi-Line Insurance	1,252,187	0.5
Apparel/Footwear	493,752	0.2
	$240,487,620	99.9%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (99.2%)
	Austria (1.0%)
	Major Telecommunications
72,938	Telekom Austria AG	$1,953,854
	Belgium (3.1%)
	Chemicals: Specialty
14,052	Solvay S.A. (a)	2,154,699
	Electronic Equipment/ Instruments
62,751	Agfa Gevaert NV (a)	1,603,128
	Other Metals/Minerals
12,446	Umicore	2,118,663
	Total Belgium	5,876,490
	France (19.0%)
	Construction Materials
27,856	Lafarge S.A.	4,142,714
	Electric Utilities
51,504	Electricite de France	3,751,650
	Electrical Products
40,854	Schneider Electric S.A.	4,533,910
	Gas Distributors
78,877	Gaz de France (a)	3,627,400
	Integrated Oil
62,415	Total S.A.	4,501,129
	Major Banks
48,855	BNP Paribas	5,328,368
	Major Telecommunications
155,860	France Telecom S.A.	4,308,846
	Motor Vehicles
15,840	Renault S.A.	1,902,124
	Pharmaceuticals: Major
38,212	Sanofi-Aventis	3,527,198
	Total France	35,623,339
	Germany (13.1%)
	Industrial Conglomerates
20,360	MAN AG	1,839,319
19,958	Siemens AG (Registered Shares)	1,978,930
		3,818,249

NUMBER OF SHARES		VALUE
	Investment Banks/Brokers
47,868	AWD Holding AG (a)	$2,022,595
	Major Banks
70,566	Commerzbank AG	2,686,480
	Medical/Nursing Services
14,760	Fresenius Medical Care AG & Co. KGaA	1,966,623
	Motor Vehicles
50,889	Bayerische Motoren Werke (BMW) AG	2,921,832
30,254	DaimlerChrysler AG (Registered Shares)	1,868,405
		4,790,237
	Multi-Line Insurance
24,861	Allianz SE (Registered Shares)	5,077,146
24,660	Muenchener Rueckver AG (Registered Shares)	4,244,041
		9,321,187
	Total Germany	24,605,371
	Greece (3.0%)
	Major Banks
67,024	National Bank of Greece S.A.	3,086,726
	Regional Banks
69,892	EFG Eurobank Ergasias	2,530,777
	Total Greece	5,617,503
	Italy (4.4%)
	Major Banks
294,472	Banca Intesa SpA	2,273,224
428,785	Banca Monte dei Paschi di Siena SpA (a)	2,773,955
375,642	UniCredito Italiano SpA	3,291,429
	Total Italy	8,338,608
	Netherlands (7.2%)
	Air Freight/Couriers
70,313	TNT NV	3,022,936

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Financial Conglomerates
42,632	ING Groep NV (Share Certificates)	$1,889,679
	Food: Major Diversified
107,694	Unilever NV (Share Certificates)	2,941,739
	Publishing: Books/Magazines
194,948	Wolters Kluwer NV (Share Certificates)	5,605,551
	Total Netherlands	13,459,905
	Norway (1.1%)
	Pulp & Paper
115,241	Norske Skogindustrier ASA	1,985,895
	Spain (4.4%)
	Major Banks
157,264	Banco Bilbao Vizcaya Argentaria, S.A.	3,785,266
	Major Telecommunications
100,943	Telefonica S.A. (a)	2,147,255
	Tobacco
45,019	Altadis, S.A.	2,355,490
	Total Spain	8,288,011
	Sweden (4.9%)
	Industrial Machinery
62,485	Atlas Copco AB (A Shares) (a)	2,096,751
262,973	Sandvik AB (a)	3,817,486
		5,914,237
	Telecommunication Equipment
796,257	Telefonaktiebolaget LM Ericsson (B Shares)	3,212,119
	Total Sweden	9,126,356
	Switzerland (16.0%)
	Chemicals: Specialty
30,278	Ciba Specialty Chemicals AG (Registered Shares)	2,013,482
	Food: Major Diversified
8,041	Nestle S.A. (Registered Shares)	2,856,706

NUMBER OF SHARES		VALUE
	Major Banks
30,459	Credit Suisse Group (Registered Shares)	$2,130,481
	Medical Specialties
7,061	Nobel Biocare Holding AG Bearer	2,087,074
	Multi-Line Insurance
7,634	Zurich Financial Services AG (Registered Shares)	2,054,440
	Other Consumer Specialties
74,799	Compagnie Financiere Richemont AG (Series A) (Units)†	4,357,342
	Pharmaceuticals: Major
96,111	Novartis AG (Registered Shares)	5,539,709
24,703	Roche Holding AG	4,428,623
		9,968,332
	Property - Casualty Insurers
52,799	Swiss Re (Registered Shares)	4,488,002
	Total Switzerland	29,955,859
	United Kingdom (22.0%)
	Aerospace & Defense
221,506	Rolls-Royce Group PLC*	1,941,832
8,403,272	Rolls-Royce Group PLC (B Shares)	16,453
		1,958,285
	Containers/Packaging
177,639	Rexam PLC	1,827,686
	Financial Conglomerates
694,755	Old Mutual Plc	2,370,254
	Food Retail
449,711	Morrison (W.M.) Supermarkets PLC	2,240,845
235,794	Tesco PLC	1,867,419
		4,108,264

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Food: Specialty/Candy
332,020	Cadbury Schweppes PLC	$3,552,589
	Integrated Oil
239,440	Royal Dutch Shell PLC (A Shares)	8,368,072
	Investment Managers
108,370	Man Group PLC	1,109,158
	Major Banks
376,308	HSBC Holdings PLC	6,859,361
	Multi-Line Insurance
125,219	Aviva PLC	2,015,267
	Other Metals/Minerals
39,430	Anglo American PLC	1,923,052
	Pharmaceuticals: Major
120,707	GlaxoSmithKline PLC	3,176,305
	Publishing: Books/Magazines
171,097	Reed Elsevier PLC	1,877,624
	Tobacco
53,166	Imperial Tobacco Group PLC	2,092,284
	Total United Kingdom	41,238,201
	Total Common Stocks (Cost $137,029,459)	186,069,392
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (6.3%)
	Short-Term Debt Securities held as Collateral on Loaned Securities (5.4%)
$333	Alliance & Leister Plc., 5.36%, 01/29/08 (b)	332,792
166	Bancaja, 5.37%, 01/29/08 (b)	166,396
532	Bank of America, 5.32%, 05/15/07 (b)	532,468
166	Bank of New York Co., Inc., 5.34%, 01/29/08 (b)	166,396

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Bear Stearns,
$332	5.39%, 01/29/08 (b)	$332,792
133	5.38%, 03/08/07 (b)	133,142
200	5.37%, 03/12/07 (b)	199,676
333	BNP Paribas Mtn., 5.35%, 01/29/08 (b)	332,792
	CIC NY,
233	5.33%, 09/04/07 (b)	232,930
333	5.34%, 05/31/07 (b)	332,792
339	Dekabank Deutsche Girozentrale, 5.39%, 01/29/08 (b)	339,448
1,068	Deutsche Bank Securities Inc., 5.33%, 01/02/07	1,067,902
333	Dexia Bank NY, 5.33%, 09/28/07 (b)	332,743
166	Gemini Securitization Corp. 5.34%, 01/02/07 (b)	166,298
	Goldman Sachs Group, Inc.
166	5.40%, 01/29/08 (b)	166,396
313	5.42%, 12/28/07 (b)	312,825
166	HSBC Finance Corp., 5.34%, 01/29/08 (b)	166,396
166	Liberty Lighthouse US Capital, 5.33%, 02/01/07 (b)	166,388
200	Manufacturers and Traders, 5.33%, 06/15/07 (b)	199,676
175	Merrill Lynch and Co., 5.35%, 04/26/07 (b)	174,929
166	MIT UFJ Trust NY, 5.33%, 02/16/07 (b)	166,396
	Natexis Banques Populaires NY,
166	5.35%, 02/28/07 (b)	166,396
333	5.34%, 04/05/07 (b)	332,792
	National City Bank Cleveland
316	5.32%, 03/01/07 (b)	316,138
166	5.32%, 09/18/07 (b)	166,387
666	National Rural Utilites Coop., Fin., 5.34%, 01/29/08 (b)	665,585
386	Nationwide Building Society, 5.44%, 12/28/07 (b)	386,039

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$499	Nordea Bank New York, 5.31%, 05/16/07 (b)	$499,176
157	Rhein-Main Securitisaton Limited, 5.33%, 01/18/07	157,117
333	Skandi New York, 5.34%, 01/29/08 (b)	332,792
333	SLM Corp., 5.36%, 01/29/08 (b)	332,792
333	Toronto Dominion New York, 5.32%, 05/29/07 (b)	332,792
183	Tulip Funding, 5.36%, 01/16/07	182,827
233	Unicredito Italiano Bank PLC, 5.36%, 01/29/08 (b)	232,955
113	World Savings Bank FSA 5.35%, 10/19/07 (b)	113,150
Securities held as Collateral	Total Short-Term Debt on Loaned Securities (Cost $10,238,511)	10,238,511
	Repurchase Agreement (0.9%)
1,634	Joint repurchase agreement account 5.25% due 01/02/07 (dated 12/29/06; proceeds $1,634,953) (c) (Cost $1,634,000)	1,634,000
Total Investments (Cost $148,901,970) (d)	105.5%	197,941,903
Liabilities in Excess of Other Assets	(5.5)	(10,304,638)
Net Assets	100.0%	$187,637,265

*  Non-income producing security.

†  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

(a)  All or a portion of securities was on loan at December 31, 2006.

(b)  Variable/Floating Rate Security - interest rate changes on these instruments are based on changes in a designated base rate. The rate shown are those in effect on December 31, 2006.

(c)  Collateralized by federal agency and U.S. Treasury obligations.

(d)  The aggregate cost for federal income tax purposes is $149,146,282. The aggregate gross unrealized appreciation is $48,810,337 and the aggregate gross unrealized depreciation is $14,716 resulting in net unrealized appreciation of $48,795,621.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2006:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION
GBP	32,342	EUR	48,104	02/08/07	$267

Currency Abbreviations:

GBP  British Pound.

EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Major Banks	$32,215,290	17.2%
Pharmaceuticals: Major	16,671,835	8.9
Multi-Line Insurance	13,390,894	7.1
Integrated Oil	12,869,201	6.9
Collateral on Loaned Securities	10,238,511	5.4
Major Telecommunications	8,409,955	4.5
Publishing: Books/ Magazines	7,483,175	4.0
Motor Vehicles	6,692,361	3.6
Industrial Machinery	5,914,237	3.1
Food: Major Diversified	5,798,445	3.1
Electrical Products	4,533,910	2.4
Property - Casualty Insurers	4,488,002	2.4
Tobacco	4,447,774	2.4
Other Consumer Specialties	4,357,342	2.3
Financial Conglomerates	4,259,933	2.3
Chemicals: Specialty	4,168,181	2.2
Construction Materials	4,142,714	2.2
Food Retail	4,108,264	2.2
Other Metals/Minerals	4,041,715	2.2

INDUSTRY	VALUE		PERCENT OF NET ASSETS
Industrial Conglomerates	$3,818,249		2.0%
Electric Utilities	3,751,650		2.0
Gas Distributors	3,627,400		1.9
Food: Specialty/Candy	3,552,589		1.9
Telecommunication Equipment	3,212,119		1.7
Air Freight/Couriers	3,022,936		1.6
Regional Banks	2,530,777		1.3
Medical Specialties	2,087,074		1.1
Investment Banks/ Brokers	2,022,595		1.1
Pulp & Paper	1,985,895		1.1
Medical/Nursing Services	1,966,623		1.0
Aerospace & Defense	1,958,285		1.0
Containers/Packaging	1,827,686		1.0
Repurchase Agreement	1,634,000		0.9
Electronic Equipment/ Instruments	1,603,128		0.9
Investment Managers	1,109,158		0.6
	$197,941,903	*	105.5%

*  Does not include open forward foreign currency contracts with unrealized appreciation of $267.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Equity

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (96.2%)
	Air Freight/Couriers (4.5%)
252,281	C.H. Robinson Worldwide, Inc.	$10,315,770
288,171	Expeditors International of Washington, Inc.	11,670,926
		21,986,696
	Apparel/Footwear Retail (2.6%)
181,037	Abercrombie & Fitch Co. (Class A)	12,605,606
	Biotechnology (0.5%)
43,512	Techne Corp.*	2,412,740
	Broadcasting (3.4%)
607,026	Grupo Televisa S.A. (ADR) (Mexico)	16,395,772
	Casino/Gaming (2.6%)
133,880	Wynn Resorts, Ltd.	12,564,638
	Chemicals: Agricultural (5.2%)
480,714	Monsanto Co.	25,251,906
	Discount Stores (8.0%)
287,048	Costco Wholesale Corp.	15,176,228
141,527	Sears Holdings Corp.*	23,766,629
		38,942,857
	Financial Conglomerates (8.9%)
290,064	American Express Co.	17,598,183
535,457	Brookfield Asset Management Inc. (Class A) (Canada)	25,798,318
		43,396,501
	Financial Publishing/ Services (3.0%)
207,927	Moody's Corp.	14,359,439
	Home Building (2.4%)
198,118	Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*	11,702,830
	Hotels/Resorts/ Cruiselines (3.3%)
339,232	Marriott International, Inc. (Class A)	16,188,151

NUMBER OF SHARES		VALUE
	Internet Retail (3.1%)
383,636	Amazon.com, Inc.*	$15,138,276
	Internet Software/ Services (9.4%)
61,921	Google, Inc. (Class A)*	28,513,382
666,527	Yahoo!, Inc.*	17,023,100
		45,536,482
	Investment Banks/ Brokers (3.2%)
207,574	Greenhill & Co., Inc.	15,318,961
	Investment Trusts/ Mutual Funds (1.0%)
324,415	Aeroplan Income Fund† (Canada)	4,718,309
	Medical Specialties (2.8%)
334,915	Dade Behring Holdings, Inc.	13,332,966
	Miscellaneous Commercial Services (6.9%)
242,618	Corporate Executive Board Co. (The)	21,277,599
297,364	Iron Mountain Inc.*	12,293,028
		33,570,627
	Oil & Gas Production (6.2%)
625,484	Ultra Petroleum Corp. (Canada)*	29,866,861
	Other Consumer Services (5.1%)
814,738	eBay Inc.*	24,499,172
	Personnel Services (2.1%)
219,223	Monster Worldwide, Inc.*	10,224,561
	Property - Casualty Insurers (3.2%)
4,188	Berkshire Hathaway Inc. (Class B)*	15,353,208
	Restaurants (2.3%)
342,152	Wendy's International, Inc.	11,321,810
	Services to the Health Industry (1.1%)
72,731	Stericycle, Inc.*	5,491,190

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Equity

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Specialty Telecommunications (2.1%)
321,640	Crown Castle International Corp.*	$10,388,972
	Wireless Telecommunications (3.3%)
351,328	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	15,887,052
	Total Common Stocks (Cost $395,479,984)	466,455,583
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (4.5%) Repurchase Agreement
$21,537	Joint repurchase agreeement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $21,549,599 (a) (Cost $21,537,000)	$21,537,000
Total Investments (Cost $417,016,984) (b)	100.7%	487,992,583
Liabilities in Excess of Other Assets	(0.7)	(3,527,918)
Net Assets	100.0%	$484,464,665

ADR  American Depositary Receipt.

*  Non-income producing security.

†  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b)  The aggregate cost for federal income tax purposes is $417,104,552. The aggregate gross unrealized appreciation is $92,031,512 and the aggregate gross unrealized depreciation is $21,143,481, resulting in net unrealized appreciation of $70,888,031.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2006:

CONTRACTS TO DELIVER	IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
$107,896	CAD	125,110	01/02/07	$(671)
$718,004	CAD	834,008	01/03/07	(3,221)

Total Unrealized Depreciation	$(3,892)

Currency Abbreviation:

CAD  Canadian Dollar.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Equity

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Internet Software/ Services	$45,536,482	9.4%
Financial Conglomerates	43,396,501	8.9
Discount Stores	38,942,857	8.0
Miscellaneous Commercial Services	33,570,627	6.9
Oil & Gas Production	29,866,861	6.2
Chemicals: Agricultural	25,251,906	5.2
Other Consumer Services	24,499,172	5.1
Air Freight/Couriers	21,986,696	4.5
Repurchase Agreement	21,537,000	4.5
Broadcasting	16,395,772	3.4
Hotels/Resorts/ Cruiselines	16,188,151	3.3
Wireless Telecommunications	15,887,052	3.3
Property - Casualty Insurers	15,353,208	3.2
Investment Banks/ Brokers	15,318,961	3.2

INDUSTRY	VALUE		PERCENT OF NET ASSETS
Internet Retail	$15,138,276		3.1%
Financial Publishing/ Services	14,359,439		3.0
Medical Specialties	13,332,966		2.8
Apparel/Footwear Retail	12,605,606		2.6
Casino/Gaming	12,564,638		2.6
Home Building	11,702,830		2.4
Restaurants	11,321,810		2.3
Specialty Telecommunications	10,388,972		2.1
Personnel Services	10,224,561		2.1
Services to the Health Industry	5,491,190		1.1
Investment Trusts/ Mutual Funds	4,718,309		1.0
Biotechnology	2,412,740		0.5
	$487,992,583	*	100.7%

*  Does not include open forward foreign currency contracts with unrealized depreciation of $3,892

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (98.4%)
	Advertising/Marketing Services (0.2%)
8,921	Interpublic Group of Companies, Inc. (The)*	$109,193
3,456	Omnicom Group, Inc.	361,290
		470,483
	Aerospace & Defense (1.6%)
15,989	Boeing Co.	1,420,463
8,182	General Dynamics Corp.	608,332
2,523	Goodrich Corp.	114,923
2,526	L-3 Communications Holdings, Inc.	206,576
7,200	Lockheed Martin Corp.	662,904
6,984	Northrop Grumman Corp.	472,817
8,991	Raytheon Co.	474,725
3,381	Rockwell Collins, Inc.	213,983
		4,174,723
	Agricultural Commodities/ Milling (0.2%)
13,290	Archer-Daniels-Midland Co.	424,748
	Air Freight/Couriers (0.9%)
6,200	FedEx Corp.	673,444
21,708	United Parcel Service, Inc. (Class B)	1,627,666
		2,301,110
	Airlines (0.1%)
16,011	Southwest Airlines Co.	245,289
	Aluminum (0.2%)
17,533	Alcoa, Inc.	526,165
	Apparel/Footwear (0.4%)
7,431	Coach, Inc.*	319,236
2,229	Jones Apparel Group, Inc.	74,515
2,072	Liz Claiborne, Inc.	90,049
3,802	Nike, Inc. (Class B)	376,512
1,808	V.F. Corp.	148,401
		1,008,713

NUMBER OF SHARES		VALUE
	Apparel/Footwear Retail (0.3%)
10,654	Gap, Inc. (The)	$207,753
6,916	Limited Brands, Inc.	200,149
4,626	Nordstrom, Inc.	228,247
9,202	TJX Companies, Inc. (The)	262,441
		898,590
	Auto Parts: O.E.M. (0.2%)
3,013	Eaton Corp.	226,397
3,959	Johnson Controls, Inc.	340,157
		566,554
	Automotive Aftermarket (0.0%)
3,589	Goodyear Tire & Rubber Co. (The)*	75,333
	Beverages: Alcoholic (0.4%)
15,546	Anheuser-Busch Companies, Inc.	764,863
1,593	Brown-Forman Corp. (Class B)	105,520
4,248	Constellation Brands Inc. (Class A)*	123,277
925	Molson Coors Brewing Co. (Class B)	70,707
		1,064,367
	Beverages: Non-Alcoholic (1.6%)
41,232	Coca-Cola Co. (The)	1,989,444
5,604	Coca-Cola Enterprises Inc.	114,434
2,768	Pepsi Bottling Group, Inc. (The)	85,559
33,204	PepsiCo, Inc.	2,076,910
		4,266,347
	Biotechnology (1.4%)
23,588	Amgen Inc.*	1,611,296
6,817	Biogen Idec Inc.*	335,328
7,531	Celgene Corp.*	433,258
5,315	Genzyme Corp.*	327,298
9,298	Gilead Sciences, Inc.*	603,719
4,837	MedImmune, Inc.*	156,574
1,080	Millipore Corp.*	71,928
		3,539,401

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Broadcasting (0.2%)
9,985	Clear Channel Communications, Inc.	$354,867
5,101	Univision Communications, Inc. (Class A)*	180,677
		535,544
	Building Products (0.2%)
3,508	American Standard Companies, Inc.	160,842
7,971	Masco Corp.	238,094
		398,936
	Cable/Satellite TV (0.8%)
42,082	Comcast Corp. (Class A)*	1,781,331
15,587	DIRECTV Group, Inc. (The)*	388,740
		2,170,071
	Casino/Gaming (0.2%)
3,761	Harrah's Entertainment, Inc.	311,110
6,863	International Game Technology	317,071
		628,181
	Chemicals: Agricultural (0.2%)
10,986	Monsanto Co.	577,095
	Chemicals: Major Diversified (0.8%)
19,315	Dow Chemical Co. (The)	771,441
18,599	Du Pont (E.I.) de Nemours & Co.	905,957
1,664	Eastman Chemical Co.	98,692
2,296	Hercules Inc.*	44,336
2,871	Rohm & Haas Co.	146,766
		1,967,192
	Chemicals: Specialty (0.3%)
4,455	Air Products & Chemicals, Inc.	313,097
1,156	Ashland Inc.	79,972
6,529	Praxair, Inc.	387,366
1,333	Sigma-Aldrich Corp.	103,601
		884,036

NUMBER OF SHARES		VALUE
	Coal (0.1%)
3,693	CONSOL Energy, Inc.	$118,656
5,334	Peabody Energy Corp.	215,547
		334,203
	Commercial Printing/ Forms (0.1%)
4,384	Donnelley (R.R.) & Sons Co.	155,807
	Computer Communications (1.4%)
9,182	Avaya Inc.*	128,364
122,794	Cisco Systems, Inc.*	3,355,960
11,440	Juniper Networks, Inc.*	216,674
3,188	QLogic Corp.*	69,881
		3,770,879
	Computer Peripherals (0.4%)
44,534	EMC Corp.*	587,849
1,980	Lexmark International, Inc. (Class A)*	144,936
7,559	Network Appliance, Inc.*	296,917
4,225	Seagate Technology Inc. (Escrow) (a)	0
		1,029,702
	Computer Processing Hardware (2.1%)
17,198	Apple Computer, Inc.*	1,459,078
45,933	Dell, Inc.*	1,152,459
55,383	Hewlett-Packard Co.	2,281,226
3,603	NCR Corp.*	154,064
71,168	Sun Microsystems, Inc.*	385,731
		5,432,558
	Construction Materials (0.1%)
1,909	Vulcan Materials Co.	171,562
	Containers/Packaging (0.2%)
2,107	Ball Corp.	91,865
2,120	Bemis Company, Inc.	72,037
2,691	Pactiv Corp.*	96,042
1,630	Sealed Air Corp.	105,820
2,163	Temple-Inland Inc.	99,563
		465,327

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Contract Drilling (0.4%)
6,053	Nabors Industries, Ltd. (Bermuda)*	$180,258
2,741	Noble Corp. (Cayman Islands)	208,727
2,233	Rowan Companies, Inc.	74,136
5,912	Transocean Inc. (Cayman Islands)*	478,222
		941,343
	Data Processing Services (0.9%)
2,398	Affiliated Computer Services, Inc. (Class A)*	117,118
11,134	Automatic Data Processing, Inc.	548,349
3,472	Computer Sciences Corp.*	185,301
2,786	Convergys Corp.*	66,251
3,273	Fidelity National Information Services, Inc.	131,215
15,485	First Data Corp.	395,177
3,502	Fiserv, Inc.*	183,575
6,846	Paychex, Inc.	270,691
15,498	Western Union Co.	347,465
		2,245,142
	Department Stores (0.5%)
1,231	Dillard's, Inc. (Class A)	43,048
10,619	Federated Department Stores, Inc.	404,902
6,613	Kohl's Corp.*	452,528
4,549	Penney (J.C.) Co., Inc.	351,911
		1,252,389
	Discount Stores (1.6%)
2,214	Big Lots, Inc.*	50,745
9,266	Costco Wholesale Corp.	489,893
6,310	Dollar General Corp.	101,339
3,066	Family Dollar Stores, Inc.	89,926
1,680	Sears Holdings Corp.*	282,122
17,367	Target Corp.	990,787
49,725	Wal-Mart Stores, Inc.	2,296,301
		4,301,113

NUMBER OF SHARES		VALUE
	Drugstore Chains (0.6%)
16,653	CVS Corp.	$514,744
20,290	Walgreen Co.	931,108
		1,445,852
	Electric Utilities (3.2%)
13,430	AES Corp. (The)*	295,997
3,342	Allegheny Energy, Inc.*	153,431
4,171	Ameren Corp.	224,108
7,999	American Electric Power Co., Inc.	340,597
6,326	CenterPoint Energy, Inc.	104,885
4,498	CMS Energy Corp.*	75,117
5,193	Consolidated Edison, Inc.	249,628
3,640	Constellation Energy Group, Inc.	250,687
7,152	Dominion Resources, Inc.	599,624
3,599	DTE Energy Co.	174,228
25,392	Duke Energy Corp.	843,268
6,588	Edison International	299,622
4,183	Entergy Corp.	386,175
13,567	Exelon Corp.	839,662
6,455	FirstEnergy Corp.	389,236
8,174	FPL Group, Inc.	444,829
7,053	PG&E Corp.	333,818
2,019	Pinnacle West Capital Corp.	102,343
7,716	PPL Corp.	276,541
5,140	Progress Energy, Inc.	252,271
5,100	Public Service Enterprise Group, Inc.	338,538
15,019	Southern Co. (The)	553,600
4,230	TECO Energy, Inc.	72,883
9,286	TXU Corp.	503,394
8,227	Xcel Energy, Inc.	189,715
		8,294,197
	Electrical Products (0.4%)
3,418	American Power Conversion Corp.	104,557
1,838	Cooper Industries Ltd. (Class A) (Bermuda)	166,210
16,224	Emerson Electric Co.	714,992
2,867	Molex Inc.	90,683
		1,076,442

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Electronic Components (0.1%)
3,735	Jabil Circuit, Inc.	$91,694
4,550	SanDisk Corp.*	195,787
10,774	Sanmina-SCI Corp.*	37,170
18,493	Solectron Corp.*	59,548
		384,199
	Electronic Equipment/ Instruments (0.4%)
8,264	Agilent Technologies, Inc.*	288,000
4,268	JDS Uniphase Corp.*	71,105
3,441	Rockwell Automation, Inc.	210,176
5,151	Symbol Technologies, Inc.	76,956
1,668	Tektronix, Inc.	48,656
19,519	Xerox Corp.*	330,847
		1,025,740
	Electronic Production Equipment (0.3%)
28,085	Applied Materials, Inc.	518,168
4,026	KLA-Tencor Corp.	200,293
2,499	Novellus Systems, Inc.*	86,016
3,837	Teradyne, Inc.*	57,402
		861,879
	Electronics/Appliance Stores (0.2%)
8,157	Best Buy Co., Inc.	401,243
2,869	Circuit City Stores - Circuit City Group	54,453
2,746	RadioShack Corp.	46,078
		501,774
	Electronics/Appliances (0.2%)
5,809	Eastman Kodak Co.	149,872
1,320	Harman International Industries, Inc.	131,881
1,585	Whirlpool Corp.	131,587
		413,340
	Engineering & Construction (0.1%)
1,780	Fluor Corp.	145,337

NUMBER OF SHARES		VALUE
	Environmental Services (0.2%)
5,134	Allied Waste Industries, Inc.*	$63,097
10,818	Waste Management, Inc.	397,778
		460,875
	Finance/Rental/Leasing (1.5%)
8,250	Capital One Financial Corp.	633,765
4,010	CIT Group, Inc.	223,638
12,559	Countrywide Financial Corp.	533,129
19,716	Fannie Mae	1,170,933
14,013	Freddie Mac	951,483
1,228	Ryder System, Inc.	62,702
8,265	SLM Corp.	403,084
		3,978,734
	Financial Conglomerates (4.6%)
24,361	American Express Co.	1,477,982
99,357	Citigroup, Inc. (Note 4)	5,534,185
70,144	JPMorgan Chase & Co.	3,387,955
5,455	Principal Financial Group, Inc.	320,208
9,645	Prudential Financial, Inc.	828,120
6,715	State Street Corp.	452,860
		12,001,310
	Financial Publishing/ Services (0.4%)
2,530	Equifax, Inc.	102,718
7,162	McGraw-Hill Companies, Inc. (The)	487,159
4,752	Moody's Corp.	328,173
		918,050
	Food Distributors (0.2%)
12,499	SYSCO Corp.	459,463
	Food Retail (0.4%)
14,507	Kroger Co. (The)	334,676
8,964	Safeway Inc.	309,796
4,163	Supervalu, Inc.	148,827
2,890	Whole Foods Market, Inc.	135,628
		928,927

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Food: Major Diversified (0.6%)
4,404	Campbell Soup Co.	$171,272
10,303	ConAgra Foods Inc.	278,181
6,937	General Mills, Inc.	399,571
6,662	Heinz (H.J.) Co.	299,857
5,074	Kellogg Co.	254,004
15,101	Sara Lee Corp.	257,170
		1,660,055
	Food: Meat/Fish/Dairy (0.1%)
2,705	Dean Foods Co.*	114,367
5,095	Tyson Foods, Inc. (Class A)	83,813
		198,180
	Food: Specialty/Candy (0.2%)
3,516	Hershey Co. (The)	175,097
2,657	McCormick & Co., Inc. (Non-Voting)	102,454
4,439	Wrigley (Wm.) Jr. Co.	229,585
		507,136
	Forest Products (0.1%)
4,783	Weyerhaeuser Co.	337,919
	Gas Distributors (0.3%)
7,931	Dynegy, Inc. (Class A)*	57,420
3,544	KeySpan Corp.	145,942
904	Nicor Inc.	42,307
5,520	NiSource, Inc.	133,032
778	Peoples Energy Corp.	34,676
1,736	Questar Corp.	144,175
5,301	Sempra Energy	297,068
		854,620
	Home Building (0.2%)
2,400	Centex Corp.	135,048
5,580	D.R. Horton, Inc.	147,814
1,588	KB Home	81,433
2,788	Lennar Corp. (Class A)	146,258
4,273	Pulte Homes, Inc.	141,522
		652,075

NUMBER OF SHARES		VALUE
	Home Furnishings (0.1%)
3,619	Leggett & Platt, Inc.	$86,494
5,605	Newell Rubbermaid, Inc.	162,265
		248,759
	Home Improvement Chains (1.1%)
41,268	Home Depot, Inc. (The)	1,657,323
30,792	Lowe's Companies, Inc.	959,171
2,263	Sherwin-Williams Co.	143,881
		2,760,375
	Hospital/Nursing Management (0.1%)
4,864	Health Management Associates, Inc. (Class A)	102,679
1,495	Manor Care, Inc.	70,146
9,530	Tenet Healthcare Corp.*	66,424
		239,249
	Hotels/Resorts/ Cruiselines (0.5%)
8,998	Carnival Corp. (Panama)	441,352
7,818	Hilton Hotels Corp.	272,848
6,796	Marriott International, Inc. (Class A)	324,305
4,287	Starwood Hotels & Resorts Worldwide, Inc.	267,938
4,007	Wyndham Worldwide Corp.*	128,304
		1,434,747
	Household/Personal Care (2.3%)
8,989	Avon Products, Inc.	296,997
3,070	Clorox Co. (The)	196,941
10,400	Colgate-Palmolive Co.	678,496
2,575	Estee Lauder Companies, Inc. (The) (Class A)	105,111
1,578	International Flavors & Fragrances, Inc.	77,574
9,267	Kimberly-Clark Corp.	629,693
64,074	Procter & Gamble Co. (The)	4,118,036
		6,102,848

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Industrial Conglomerates (5.0%)
14,890	3M Co.	$1,160,378
4,792	Danaher Corp.	347,132
208,436	General Electric Co.**	7,755,904
16,510	Honeywell International, Inc.	746,912
6,200	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	242,606
3,735	ITT Corp.	212,223
2,537	Textron, Inc.	237,895
40,216	Tyco International Ltd. (Bermuda)	1,222,566
20,294	United Technologies Corp.	1,268,781
		13,194,397
	Industrial Machinery (0.2%)
8,482	Illinois Tool Works Inc.	391,783
2,384	Parker Hannifin Corp.	183,282
		575,065
	Industrial Specialties (0.1%)
3,606	Ecolab Inc.	162,991
3,342	PPG Industries, Inc.	214,590
		377,581
	Information Technology Services (1.4%)
3,652	Citrix Systems, Inc.*	98,787
2,867	Cognizant Technology Solutions Corp. (Class A)*	221,218
10,459	Electronic Data Systems Corp.	288,145
30,459	International Business Machines Corp.	2,959,092
6,968	Unisys Corp.*	54,629
		3,621,871
	Insurance Brokers/ Services (0.2%)
6,262	AON Corp.	221,299
11,144	Marsh & McLennan Companies, Inc.	341,675
		562,974

NUMBER OF SHARES		VALUE
	Integrated Oil (5.8%)
44,081	Chevron Corp.	$3,241,276
33,278	ConocoPhillips	2,394,352
117,937	Exxon Mobil Corp.	9,037,512
5,474	Hess Corp.	271,346
3,782	Murphy Oil Corp.	192,315
		15,136,801
	Internet Retail (0.2%)
6,247	Amazon.com, Inc.*	246,507
4,513	IAC/InterActiveCorp*	167,703
		414,210
	Internet Software/Services (1.1%)
4,333	Google, Inc. (Class A)*	1,995,260
4,957	VeriSign, Inc.*	119,216
24,754	Yahoo!, Inc.*	632,217
		2,746,693
	Investment Banks/Brokers (2.9%)
4,893	Ameriprise Financial, Inc.	266,669
2,372	Bear Stearns Companies, Inc. (The)	386,114
704	Chicago Mercantile Exchange Holdings Inc. (Class A)	358,864
8,633	E*TRADE Group, Inc.*	193,552
8,611	Goldman Sachs Group, Inc. (The)	1,716,603
10,718	Lehman Brothers Holdings Inc.	837,290
17,874	Merrill Lynch & Co., Inc.	1,664,069
22,481	Morgan Stanley (Note 4)	1,830,628
20,683	Schwab (Charles) Corp. (The)	400,009
		7,653,798
	Investment Managers (0.5%)
1,826	Federated Investors, Inc. (Class B)	61,682
3,371	Franklin Resources, Inc.	371,383
4,008	Janus Capital Group, Inc.	86,533
2,657	Legg Mason, Inc.	252,548
8,328	Mellon Financial Corp.	351,025
5,331	Price (T.) Rowe Group, Inc.	233,338
		1,356,509

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Life/Health Insurance (0.9%)
9,999	AFLAC, Inc.	$459,954
8,962	Genworth Financial Inc. (Class A)	306,590
5,806	Lincoln National Corp.	385,518
15,372	MetLife, Inc. (Note 4)	907,102
1,983	Torchmark Corp.	126,436
6,926	UnumProvident Corp.	143,922
		2,329,522
	Major Banks (5.1%)
90,805	Bank of America Corp.	4,848,079
15,453	Bank of New York Co., Inc. (The)	608,385
10,938	BB&T Corp.	480,506
3,212	Comerica, Inc.	188,480
4,805	Huntington Bancshares, Inc.	114,119
8,120	KeyCorp	308,804
12,771	National City Corp.	466,908
5,941	PNC Financial Services Group	439,871
14,742	Regions Financial Corp.	551,351
7,161	SunTrust Banks, Inc.	604,746
38,541	Wachovia Corp.	2,194,910
68,264	Wells Fargo & Co.	2,427,468
		13,233,627
	Major Telecommunications (3.2%)
7,555	ALLTEL Corp.	456,926
77,706	AT&T Inc.	2,777,990
36,884	BellSouth Corp.	1,737,605
3,023	Embarq Corp.	158,889
58,537	Sprint Nextel Corp.	1,105,764
59,034	Verizon Communications, Inc.	2,198,426
		8,435,600
	Managed Health Care (1.5%)
10,555	Aetna, Inc.	455,765
8,623	Caremark Rx, Inc.	492,459
2,074	CIGNA Corp.	272,876
3,222	Coventry Health Care, Inc.*	161,261
3,361	Humana, Inc.*	185,897
27,237	UnitedHealth Group Inc.	1,463,444
12,537	WellPoint Inc.*	986,537
		4,018,239

NUMBER OF SHARES		VALUE
	Media Conglomerates (2.0%)
15,803	CBS Corp. (Class B)	$492,738
41,825	Disney (Walt) Co. (The)	1,433,343
47,330	News Corp. (Class A)	1,016,648
80,728	Time Warner, Inc.	1,758,256
14,140	Viacom, Inc. (Class B)*	580,164
		5,281,149
	Medical Distributors (0.4%)
3,884	AmerisourceBergen Corp.	174,625
8,190	Cardinal Health, Inc.	527,682
5,985	McKesson Corp.	303,439
2,810	Patterson Companies, Inc.*	99,783
		1,105,529
	Medical Specialties (1.9%)
3,705	Applera Corp. - Applied Biosystems Group	135,937
2,082	Bard (C.R.), Inc.	172,744
1,087	Bausch & Lomb, Inc.	56,589
13,234	Baxter International, Inc.	613,925
4,987	Becton, Dickinson & Co.	349,838
4,952	Biomet, Inc.	204,369
23,844	Boston Scientific Corp.*	409,640
3,151	Hospira, Inc.*	105,811
23,277	Medtronic, Inc.	1,245,552
2,475	Pall Corp.	85,511
2,487	PerkinElmer, Inc.	55,286
7,147	St. Jude Medical, Inc.*	261,294
6,010	Stryker Corp.	331,211
8,252	Thermo Fisher Scientific, Inc.*	373,733
2,052	Waters Corp.*	100,486
4,826	Zimmer Holdings, Inc.*	378,262
		4,880,188
	Miscellaneous Commercial Services (0.1%)
2,760	Cintas Corp.	109,600
2,677	Sabre Holdings Corp. (Class A)	85,369
		194,969

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Miscellaneous Manufacturing (0.1%)
4,128	Dover Corp.	$202,355
	Motor Vehicles (0.4%)
38,195	Ford Motor Co.	286,844
11,437	General Motors Corp.	351,345
5,240	Harley-Davidson, Inc.	369,263
		1,007,452
	Multi-Line Insurance (1.9%)
52,568	American International Group, Inc.	3,767,023
6,409	Hartford Financial Services Group, Inc. (The)	598,024
9,240	Loews Corp.	383,183
2,128	Safeco Corp.	133,106
		4,881,336
	Office Equipment/Supplies (0.1%)
1,909	Avery Dennison Corp.	129,678
4,487	Pitney Bowes, Inc.	207,255
		336,933
	Oil & Gas Pipelines (0.3%)
14,263	El Paso Corp.	217,938
2,169	Kinder Morgan, Inc.	229,372
12,058	Williams Companies, Inc. (The)	314,955
		762,265
	Oil & Gas Production (1.2%)
9,296	Anadarko Petroleum Corp.	404,562
6,661	Apache Corp.	443,023
8,410	Chesapeake Energy Corp.	244,311
8,938	Devon Energy Corp.	599,561
4,923	EOG Resources, Inc.	307,441
17,421	Occidental Petroleum Corp.	850,667
7,399	XTO Energy Inc.	348,123
		3,197,688
	Oil Refining/Marketing (0.5%)
7,108	Marathon Oil Corp.	657,490
2,490	Sunoco, Inc.	155,277
12,226	Valero Energy Corp.	625,482
		1,438,249

NUMBER OF SHARES		VALUE
	Oilfield Services/Equipment (1.3%)
6,486	Baker Hughes Inc.	$484,245
5,928	BJ Services Co.	173,809
20,332	Halliburton Co.	631,309
3,549	National Oilwell-Varco, Inc.*	217,128
23,824	Schlumberger Ltd. (Netherlands Antilles)	1,504,724
4,032	Smith International, Inc.	165,594
6,869	Weatherford International Ltd. (Bermuda)*	287,055
		3,463,864
	Other Consumer Services (0.4%)
2,830	Apollo Group, Inc. (Class A)*	110,285
6,517	Block (H.&R.), Inc.	150,152
23,397	eBay, Inc.*	703,548
		963,985
	Other Consumer Specialties (0.1%)
3,061	Fortune Brands, Inc.	261,379
	Other Metals/Minerals (0.2%)
4,125	Phelps Dodge Corp.	493,845
	Packaged Software (3.2%)
11,796	Adobe Systems, Inc.*	485,052
4,685	Autodesk, Inc.*	189,555
4,147	BMC Software, Inc.*	133,533
8,305	CA Inc.	188,108
7,122	Compuware Corp.*	59,326
7,050	Intuit Inc.*	215,095
174,925	Microsoft Corp.	5,223,261
6,855	Novell, Inc.*	42,501
80,893	Oracle Corp.*	1,386,506
18,967	Symantec Corp.*	395,462
		8,318,399
	Personnel Services (0.1%)
2,596	Monster Worldwide, Inc.*	121,077
3,389	Robert Half International, Inc.	125,800
		246,877

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Generic Drugs (0.1%)
2,151	Barr Pharmaceuticals Inc.*	$107,808
4,285	Mylan Laboratories, Inc.	85,529
2,072	Watson Pharmaceuticals, Inc.*	53,934
		247,271
	Pharmaceuticals: Major (5.8%)
31,036	Abbott Laboratories	1,511,764
39,768	Bristol-Myers Squibb Co.	1,046,694
58,627	Johnson & Johnson	3,870,554
19,907	Lilly (Eli) & Co.	1,037,155
43,899	Merck & Co., Inc.	1,913,996
145,800	Pfizer, Inc.	3,776,220
29,979	Schering-Plough Corp.	708,704
27,231	Wyeth	1,386,602
		15,251,689
	Pharmaceuticals: Other (0.3%)
3,109	Allergan, Inc.	372,272
6,404	Forest Laboratories, Inc.*	324,042
4,916	King Pharmaceuticals, Inc.*	78,263
		774,577
	Precious Metals (0.2%)
3,982	Freeport-McMoRan Copper & Gold, Inc. (Class B)	221,917
9,104	Newmont Mining Corp.	411,045
		632,962
	Property - Casualty Insurers (1.2%)
6,583	ACE Ltd. (Cayman Islands)	398,732
12,637	Allstate Corp. (The) (Note 4)	822,795
8,324	Chubb Corp. (The)	440,423
3,503	Cincinnati Financial Corp.	158,721
15,402	Progressive Corp. (The)	373,036
13,953	St. Paul Travelers Companies, Inc. (The)	749,137
3,651	XL Capital Ltd. (Class A) (Cayman Islands)	262,945
		3,205,789
	Publishing: Books/Magazines (0.0%)
783	Meredith Corp.	44,122

NUMBER OF SHARES		VALUE
	Publishing: Newspapers (0.2%)
1,316	Dow Jones & Co., Inc.	$50,008
4,738	Gannett Co., Inc.	286,459
2,908	New York Times Co. (The) (Class A)	70,839
1,685	Scripps (E.W.) Co. (Class A)	84,149
3,855	Tribune Co.	118,657
		610,112
	Pulp & Paper (0.2%)
9,200	International Paper Co.	313,720
3,664	MeadWestvaco Corp.	110,140
		423,860
	Railroads (0.7%)
7,263	Burlington Northern Santa Fe Corp.	536,082
8,800	CSX Corp.	302,984
8,025	Norfolk Southern Corp.	403,577
5,454	Union Pacific Corp.	501,877
		1,744,520
	Real Estate Development (0.1%)
3,736	CB Richard Ellis Group, Inc. (Class A)*	124,035
4,335	Realogy Corp.*	131,437
		255,472
	Real Estate Investment Trusts (1.1%)
1,951	Apartment Investment & Management Co. (Class A)	109,295
4,416	Archstone-Smith Trust	257,055
2,351	Boston Properties, Inc.	263,030
7,107	Equity Office Properties Trust	342,344
5,907	Equity Residential	299,780
4,570	Kimco Realty Corp.	205,422
3,580	Plum Creek Timber Co., Inc.	142,663
5,004	ProLogis	304,093
2,478	Public Storage, Inc.	241,605
4,475	Simon Property Group, Inc.	453,273
2,611	Vornado Realty Trust	317,237
		2,935,797

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Recreational Products (0.2%)
1,856	Brunswick Corp.	$59,206
6,238	Electronic Arts Inc.*	314,146
3,212	Hasbro, Inc.	87,527
7,712	Mattel, Inc.	174,754
		635,633
	Regional Banks (1.2%)
3,792	Commerce Bancorp, Inc.	133,744
2,625	Compass Bancshares, Inc.	156,581
11,284	Fifth Third Bancorp	461,854
2,517	First Horizon National Corp.	105,160
1,566	M&T Bank Corp.	191,303
5,158	Marshall & Ilsley Corp.	248,151
3,791	Northern Trust Corp.	230,076
6,571	Synovus Financial Corp.	202,584
35,545	U.S. Bancorp	1,286,374
2,162	Zions Bancorporation	178,235
		3,194,062
	Restaurants (0.8%)
2,969	Darden Restaurants, Inc.	119,265
25,008	McDonald's Corp.	1,108,604
15,288	Starbucks Corp.*	541,501
1,933	Wendy's International, Inc.	63,963
5,360	Yum! Brands, Inc.	315,168
		2,148,501
	Savings Banks (0.4%)
7,268	Sovereign Bancorp, Inc.	184,535
19,113	Washington Mutual, Inc.	869,450
		1,053,985
	Semiconductors (2.1%)
11,093	Advanced Micro Devices, Inc.*	225,743
7,317	Altera Corp.*	143,999
6,915	Analog Devices, Inc.	227,296
9,483	Broadcom Corp. (Class A)*	306,396
116,592	Intel Corp.	2,360,988
6,045	Linear Technology Corp.	183,284
8,219	LSI Logic Corp.*	73,971
6,485	Maxim Integrated Products, Inc.	198,571

NUMBER OF SHARES		VALUE
15,255	Micron Technology, Inc.*	$212,960
5,835	National Semiconductor Corp.	132,454
7,189	NVIDIA Corp.*	266,065
4,243	PMC - Sierra, Inc.*	28,470
30,005	Texas Instruments Inc.	864,144
6,799	Xilinx, Inc.	161,884
		5,386,225
	Services to the Health Industry (0.4%)
2,739	Express Scripts, Inc.*	196,112
4,013	IMS Health Inc.	110,277
2,536	Laboratory Corp. of America Holdings*	186,320
5,933	Medco Health Solutions, Inc.*	317,060
3,234	Quest Diagnostics Inc.	171,402
		981,171
	Specialty Insurance (0.2%)
2,145	Ambac Financial Group, Inc.	191,055
2,726	MBIA Inc.	199,161
1,679	MGIC Investment Corp.	105,005
		495,221
	Specialty Stores (0.4%)
3,025	AutoNation, Inc.*	64,493
1,024	AutoZone, Inc.*	118,333
5,716	Bed Bath & Beyond Inc.*	217,780
5,630	Office Depot, Inc.*	214,897
1,506	OfficeMax Inc.	74,773
14,612	Staples, Inc.	390,140
2,737	Tiffany & Co.	107,400
		1,187,816
	Specialty Telecommunications (0.2%)
2,321	CenturyTel, Inc.	101,335
6,509	Citizens Communications Co.	93,534
32,516	Qwest Communications International, Inc.*	272,159
9,641	Windstream Corp.	137,095
		604,123

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Steel (0.3%)
2,037	Allegheny Technologies, Inc.	$184,715
6,109	Nucor Corp.	333,918
2,396	United States Steel Corp.	175,243
		693,876
	Telecommunication Equipment (1.2%)
2,370	ADC Telecommunications, Inc.*	34,436
1,707	CIENA Corp.*	47,301
4,085	Comverse Technology, Inc.*	86,234
31,631	Corning, Inc.*	591,816
48,883	Motorola, Inc.	1,005,034
33,416	QUALCOMM, Inc.	1,262,791
8,933	Tellabs, Inc.*	91,653
		3,119,265
	Tobacco (1.5%)
42,380	Altria Group, Inc.	3,637,052
3,467	Reynolds American, Inc.	226,984
3,253	UST, Inc.	189,325
		4,053,361
	Tools/Hardware (0.1%)
1,376	Black & Decker Corp.	110,039
1,180	Snap-On, Inc.	56,215
1,644	Stanley Works (The)	82,677
		248,931
	Trucks/Construction/Farm Machinery (0.7%)
13,154	Caterpillar Inc.	806,735
1,061	Cummins Inc.	125,389
4,675	Deere & Co.	444,452
5,021	PACCAR, Inc.	325,863
1,700	Terex Corp.*	109,786
		1,812,225

NUMBER OF SHARES		VALUE
	Wholesale Distributors (0.1%)
3,446	Genuine Parts Co.	$163,444
1,479	Grainger (W.W.), Inc.	103,441
		266,885
	Total Common Stocks (Cost $180,590,654)	257,415,785
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (1.6%) Repurchase Agreement
$4,116	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $4,118,408) (b) (Cost $4,116,000)	4,116,000
Total Investments (Cost $184,706,654) (c)(d)	100.0%	261,531,785
Liabilities in Excess of Other Assets	(0.0)	(103,744)
Net Assets	100.0%	$261,428,041

*  Non-income producing security.

**  A portion of this security has been physically segregated in connection with open futures contracts in the amount of $182,000.

(a)  A security with total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(b)  Collateralized by federal agency and U.S. Treasury obligations.

(c)  Securities have been designated as collateral in an amount equal to $4,450,863 in connection with open futures contracts.

(d)  The aggregate cost for federal income tax purposes is $188,267,485. The aggregate gross unrealized appreciation is $83,702,469 and the aggregate gross unrealized depreciation is $10,438,169, resulting in net unrealized appreciation of $73,264,300.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  December 31, 2006 continued

SECTOR	VALUE		PERCENT OF NET ASSETS
Finance	$57,138,137		21.8%
Electronic Technology	25,185,170		9.6
Health Technology	24,693,127		9.4
Energy Minerals	20,106,939		7.7
Consumer Non-Durables	18,861,006		7.2
Producer Manufacturing	18,162,907		6.9
Technology Services	16,932,104		6.5
Consumer Services	13,816,412		5.3
Retail Trade	13,691,047		5.2
Utilities	9,148,815		3.5
Communications	9,039,722		3.5
Industrial Services	5,773,686		2.2
Health Services	5,238,658		2.0
Process Industries	5,119,840		2.0
Transportation	4,290,919		1.6
Repurchase Agreement	4,116,000		1.6
Consumer Durables	3,542,902		1.4
Non-Energy Minerals	2,856,330		1.1
Commercial Services	1,986,187		0.8
Distribution Services	1,831,877		0.7
	$261,531,785	*	100.0%

*  Does not include open long futures contracts with an underlying face amount of $4,642,300 with unrealized appreciation of $9,321.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2006:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION
55	Long	S&P 500 Index, E-MINI March 2007	$3,928,100	$8,553
2	Long	S&P 500 Index, March 2007	714,200	768
		Total Unrealized Appreciation		$9,321

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (95.8%) Australia (3.3%)
	Data Processing Services
75,200	Computershare Ltd.	$528,330
	Other Consumer Services
57,000	A.B.C. Learning Centres Ltd.	377,965
	Total Australia	906,295
	Bermuda (2.5%)
	Multi-Line Insurance
15,100	Axis Capital Holdings Ltd.	503,887
	Semiconductors
10,292	Marvell Technology Group, Ltd.*	197,503
	Total Bermuda	701,390
	British Virgin Islands (1.1%)
	Electronic Equipment/ Instruments
19,200	Nam Tai Electronics, Inc.	291,648
	Canada (1.6%)
	Biotechnology
22,900	Angiotech Pharmaceuticals, Inc.*	188,123
	Food: Specialty/Candy
27,900	SunOpta Inc.*	245,520
	Total Canada	433,643
	France (1.0%)
	Pharmaceuticals: Other
6,200	Ipsen S.A.	288,153
	Germany (5.7%)
	Apparel/Footwear
8,808	Adidas AG	438,537
	Finance/Rental/Leasing
5,234	Grenkeleasing AG	249,059
	Financial Conglomerates
8,754	Hypo Real Estate Holding AG	551,482

NUMBER OF SHARES		VALUE
	Medical Specialties
1,800	Fresenius AG	$360,354
	Total Germany	1,599,432
	Greece (2.8%)
	Regional Banks
11,980	EFG Eurobank Ergasias	433,794
	Wireless Telecommunications
11,900	Cosmote Mobile Telecommunications S.A.	351,753
	Total Greece	785,547
	Hong Kong (4.6%)
	Agricultural Commodities/Milling
644,000	Global Bio-chem Technology Group Co., Ltd.	216,905
	Apparel/Footwear Retail
55,500	Esprit Holdings Ltd.	619,647
	Wholesale Distributors
146,200	Li & Fung Ltd.	454,825
	Total Hong Kong	1,291,377
	Israel (1.5%)
	Pharmaceuticals: Other
13,200	Teva Pharmaceutical Industries Ltd. (ADR)	410,256
	Italy (3.0%)
	Major Banks
96,000	UniCredito Italiano SpA	841,166
	Japan (3.1%)
	Home Building
9,900	Daito Trust Construction Co., Ltd.	454,006
	Industrial Machinery
25,500	OSG Corp.	417,647
	Total Japan	871,653

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Mexico (1.1%)
	Beverages: Non-Alcoholic
2,600	Fomento Economico Mexicano, S.A.B. de C.V. (ADR) (Units)†	$300,976
	Singapore (4.2%)
	Airlines
37,000	Singapore Airlines Ltd.	422,016
	Electronic Components
25,900	Flextronics International Ltd.*	297,332
	Marine Shipping
293,000	Cosco Corp (Singapore) Ltd.	439,223
	Total Singapore	1,158,571
	South Africa (1.0%)
	Pharmaceuticals: Generic Drugs
61,700	Aspen Pharmacare Holdings Ltd.*	284,669
	Spain (8.2%)
	Apparel/Footwear Retail
5,500	Industria de Diseno Textil, S.A. (Inditex)	296,191
	Broadcasting
18,800	Gestevision Telecinco S.A.	535,367
	Major Banks
15,331	Banco Bilbao Vizcaya Argentaria, S.A.	369,010
30,384	Banco Santander Central Hispano S.A.	566,939
		935,949
	Major Telecommunications
24,938	Telefonica S.A.	530,480
	Total Spain	2,297,987
	Switzerland (2.2%)
	Financial Conglomerates
10,066	UBS AG (Registered Shares)	611,575

NUMBER OF SHARES		VALUE
	Taiwan (1.8%)
	Semiconductors
45,113	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	$493,085
	United Kingdom (9.4%)
	Beverages: Alcoholic
29,900	SABMiller PLC	687,859
	Investment Managers
64,026	Man Group PLC	655,301
176,000	RAB Capital PLC	361,820
		1,017,121
	Major Banks
20,169	Standard Chartered PLC	589,174
	Pharmaceuticals: Other
16,387	Shire PLC	339,771
	Total United Kingdom	2,633,925
	United States (37.7%)
	Apparel/Footwear
8,800	Under Armour, Inc. (Class A)*	443,960
	Beverages: Non-Alcoholic
5,300	PepsiCo, Inc.	331,515
	Biotechnology
8,611	Amgen Inc.*	588,217
5,141	Genentech, Inc.*	417,089
4,700	Gilead Sciences, Inc.*	305,171
		1,310,477
	Broadcasting
18,500	XM Satellite Radio Holdings Inc. (Class A)*	267,325
	Computer Processing Hardware
7,965	Apple Computer, Inc.*	675,751
	Data Processing Services
14,600	Western Union Co.	327,332
	Electric Utilities
8,000	Constellation Energy Group, Inc.	550,960

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Electronic Components
8,500	Amphenol Corp. (Class A)	$527,680
	Electronic Equipment/ Instruments
7,500	Mine Safety Appliances Co.	274,875
	Financial Conglomerates
5,950	Prudential Financial, Inc.	510,867
	Hospital/Nursing Management
8,900	United Surgical Partners International, Inc.*	252,315
	Insurance Brokers/Services
13,500	Willis Group Holdings Ltd.	536,085
	Investment Banks/Brokers
2,800	Goldman Sachs Group, Inc. (The)	558,180
4,709	Merrill Lynch & Co., Inc.	438,408
		996,588
	Life/Health Insurance
9,700	AFLAC, Inc.	446,200
	Media Conglomerates
32,316	News Corp. (Class A)	694,148
	Medical Specialties
5,200	Bard (C.R.), Inc.	431,444
9,800	Thermo Fisher Scientific, Inc.*	443,842
		875,286
	Medical/Nursing Services
12,900	Matria Healthcare, Inc.*	370,617
	Miscellaneous Commercial Services
10,700	FTI Consulting Inc.*	298,423
	Real Estate Development
8,600	CB Richard Ellis Group, Inc. (Class A)*	285,520
	Specialty Stores
12,640	Staples, Inc.	337,488

NUMBER OF SHARES		VALUE
	Telecommunication Equipment
11,741	Corning, Inc.*	$219,674
	Total United States	10,533,086
	Total Common Stocks (Cost $22,998,638)	26,734,434
	Investment Companies (1.9%) United Kingdom (0.9%)
	Investment Trusts/Mutual Funds
28,800	Hirco PLC*	242,466
	United States (1.0%)
	Investment Trusts/Mutual Funds
12,200	KKR Private Equity Investors LP (Units)†	278,770
	Total Investment Companies (Cost $585,374)	521,236
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (2.6%) Repurchase Agreement
$730	Joint repurchase agreement account 5.26% due 01/02/07 (dated 12/29/06; proceeds $730,427) (a) (Cost $730,000)	730,000
Total Investments (Cost $24,314,012) (b)	100.3%	27,985,670
Liabilities in Excess of Other Assets	(0.3)	(78,376)
Net Assets	100.0%	$27,907,294

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Portfolio of Investments  ■  December 31, 2006 continued

ADR  American Depositary Receipt.

*  Non-income producing security.

†  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b)  The aggregate cost for federal income tax purposes is $24,314,126. The aggregate gross unrealized appreciation is $4,754,696 and the aggregate gross unrealized depreciation is $1,083,152, resulting in net unrealized appreciation of $3,671,544.

FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2006:

CONTRACTS TO DELIVER	IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION
$122,962	EUR	93,507	01/02/07	$430
97,052	EUR	73,686	01/03/07	184
	Total Unrealized Appreciation			$614

Currency Abbreviation:

EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Major Banks	$2,366,289	8.5%
Financial Conglomerates	1,673,924	6.0
Biotechnology	1,498,600	5.4
Medical Specialties	1,235,640	4.4
Pharmaceuticals: Other	1,038,180	3.7
Investment Managers	1,017,121	3.6
Investment Banks/Brokers	996,588	3.6
Apparel/Footwear Retail	915,838	3.3
Apparel/Footwear	882,497	3.2
Data Processing Services	855,662	3.1
Electronic Components	825,012	2.9
Broadcasting	802,692	2.9
Repurchase Agreement	730,000	2.6
Media Conglomerates	694,148	2.5
Semiconductors	690,588	2.5
Beverages: Alcoholic	687,859	2.5
Computer Processing Hardware	675,751	2.4
Beverages: Non-Alcoholic	632,491	2.3
Electronic Equipment/ Instruments	566,523	2.0
Electric Utilities	550,960	2.0
Insurance Brokers/ Services	536,085	1.9
Major Telecommunications	530,480	1.9
Investment Trusts/Mutual Funds	521,236	1.9
Multi-Line Insurance	503,887	1.8
Wholesale Distributors	454,825	1.6

INDUSTRY	VALUE		PERCENT OF NET ASSETS
Home Building	$454,006		1.6%
Life/Health Insurance	446,200		1.6
Marine Shipping	439,223		1.6
Regional Banks	433,794		1.5
Airlines	422,016		1.5
Industrial Machinery	417,647		1.5
Other Consumer Services	377,965		1.3
Medical/Nursing Services	370,617		1.3
Wireless Telecommunications	351,753		1.3
Specialty Stores	337,488		1.2
Miscellaneous Commercial Services	298,423		1.1
Real Estate Development	285,520		1.0
Pharmaceuticals: Generic Drugs	284,669		1.0
Hospital/Nursing Management	252,315		0.9
Finance/Rental/Leasing	249,059		0.9
Food: Specialty/Candy	245,520		0.9
Telecommunication Equipment	219,674		0.8
Agricultural Commodities/ Milling	216,905		0.8
	$27,985,670	*	100.3%

*  Does not include open foreign currency contracts with unrealized appreciation of $614.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (97.0%)
	Air Freight/Couriers (4.6%)
32,963	C.H. Robinson Worldwide, Inc.	$1,347,857
37,652	Expeditors International of Washington, Inc.	1,524,906
		2,872,763
	Apparel/Footwear Retail (2.6%)
23,654	Abercrombie & Fitch Co. (Class A)	1,647,028
	Biotechnology (0.5%)
5,676	Techne Corp.*	314,734
	Broadcasting (3.4%)
79,314	Grupo Televisa S.A. (ADR) (Mexico)	2,142,271
	Casino/Gaming (2.6%)
17,284	Wynn Resorts, Ltd.	1,622,103
	Chemicals: Agricultural (5.3%)
62,810	Monsanto Co.	3,299,409
	Discount Stores (8.0%)
37,506	Costco Wholesale Corp.	1,982,942
18,259	Sears Holdings Corp.*	3,066,234
		5,049,176
	Financial Conglomerates (9.0%)
37,900	American Express Co.	2,299,393
69,963	Brookfield Asset Management Inc. (Class A) (Canada)	3,370,817
		5,670,210
	Financial Publishing/ Services (3.0%)
27,168	Moody's Corp.	1,876,222
	Home Building (2.4%)
25,886	Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*	1,529,086

NUMBER OF SHARES		VALUE
	Hotels/Resorts/ Cruiselines (3.4%)
44,324	Marriott International, Inc. (Class A)	$2,115,141
	Internet Retail (3.1%)
50,126	Amazon.com, Inc.*	1,977,972
	Internet Software/ Services (9.5%)
8,086	Google, Inc. (Class A)*	3,723,441
87,088	Yahoo!, Inc.*	2,224,228
		5,947,669
	Investment Banks/ Brokers (3.2%)
27,122	Greenhill & Co., Inc.	2,001,604
	Investment Trusts/Mutual Funds (1.0%)
44,129	Aeroplan Income Fund (Canada)†	641,814
	Medical Specialties (2.8%)
43,760	Dade Behring Holdings, Inc.	1,742,086
	Miscellaneous Commercial Services (7.0%)
31,701	Corporate Executive Board Co. (The)	2,780,178
38,854	Iron Mountain Inc.*	1,606,224
		4,386,402
	Oil & Gas Production (6.2%)
81,726	Ultra Petroleum Corp. (Canada)*	3,902,417
	Other Consumer Services (5.1%)
106,454	eBay, Inc.*	3,201,072
	Personnel Services (2.1%)
28,644	Monster Worldwide, Inc.*	1,335,956
	Property - Casualty Insurers (3.2%)
547	Berkshire Hathaway, Inc. (Class B)*	2,005,302

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Restaurants (2.4%)
44,706	Wendy's International, Inc.	$1,479,322
	Services to the Health Industry (1.1%)
9,499	Stericycle, Inc.*	717,175
	Specialty Telecommunications (2.2%)
42,026	Crown Castle International Corp.*	1,357,440
	Wireless Telecommunications (3.3%)
45,904	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	2,075,779
	Total Common Stocks (Cost $46,921,772)	60,910,153
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (3.6%) Repurchase Agreement
2,256	Joint repurchase agreement account 5.265% due 01/02/07 (dated 12/29/06; proceeds $2,257,320) (a) (Cost $2,256,000)	2,256,000
Total Investments (Cost $49,177,772) (b)	100.6%	63,166,153
Liabilities In Excess of Other Assets	(0.6)	(407,421)
Net Assets	100.0%	$62,758,732

ADR  American Depositary Receipt.

†  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

*  Non-income producing security.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b)  The aggregate cost for federal income tax purposes is $49,188,021. The aggregate gross unrealized appreciation is $15,677,032 and the aggregate gross unrealized depreciation is $1,698,900, resulting in net unrealized appreciation of $13,978,132.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2006:

CONTRACTS TO DELIVER	IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
$13,110	CAD	15,202	01/02/07	$(82)
87,251	CAD	101,347	01/03/07	(391)
Total Unrealized Depreciation				$(473)

Currency Abbreviation:

CAD  Canadian Dollar.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Summary of Investments  ■  December 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Internet Software/Services	$5,947,669	9.5%
Financial Conglomerates	5,670,210	9.0
Discount Stores	5,049,176	8.0
Miscellaneous Commercial Services	4,386,402	7.0
Oil & Gas Production	3,902,417	6.2
Chemicals: Agricultural	3,299,409	5.3
Other Consumer Services	3,201,072	5.1
Air Freight/Couriers	2,872,763	4.6
Repurchase Agreement	2,256,000	3.6
Broadcasting	2,142,271	3.4
Hotels/Resorts/Cruiselines	2,115,141	3.4
Wireless Telecommunications	2,075,779	3.3
Property - Casualty Insurers	2,005,302	3.2
Investment Banks/Brokers	2,001,604	3.2
Internet Retail	1,977,972	3.1

INDUSTRY	VALUE		PERCENT OF NET ASSETS
Financial Publishing/ Services	$1,876,222		3.0%
Medical Specialties	1,742,086		2.8
Apparel/Footwear Retail	1,647,028		2.6
Casino/Gaming	1,622,103		2.6
Home Building	1,529,086		2.4
Restaurants	1,479,322		2.4
Specialty Telecommunications	1,357,440		2.2
Personnel Services	1,335,956		2.1
Services To The Health Industry	717,175		1.1
Investment Trusts/Mutual Funds	641,814		1.0
Biotechnology	314,734		0.5
	$63,166,153	*	100.6%

*  Does not include open forward foreign currency contracts with unrealized depreciation of $473.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (63.7%)
	Advertising/Marketing Services (1.0%)
33,580	Omnicom Group, Inc. (c)	$3,510,453
	Aerospace & Defense (1.8%)
51,060	Northrop Grumman Corp.	3,456,762
58,965	Raytheon Co.	3,113,352
		6,570,114
	Agricultural Commodities/Milling (0.6%)
71,770	Archer-Daniels-Midland Co.	2,293,769
	Beverages: Non-Alcoholic (0.4%)
32,540	Coca-Cola Co. (The)	1,570,055
	Biotechnology (2.5%)
61,030	Celgene Corp. (c)*	3,511,056
40,560	Gilead Sciences, Inc.*	2,633,561
73,390	Vertex Pharmaceuticals Inc. (c)*	2,746,254
		8,890,871
	Chemicals: Major Diversified (0.6%)
56,755	Dow Chemical Co. (The)	2,266,795
	Computer Communications (1.1%)
145,720	Cisco Systems, Inc.*	3,982,528
	Computer Peripherals (0.6%)
152,865	EMC Corp.*	2,017,818
	Computer Processing Hardware (2.0%)
37,957	Apple Computer, Inc.*	3,220,272
157,490	Dell Inc.*	3,951,424
		7,171,696
	Department Stores (0.9%)
46,265	Kohl's Corp.*	3,165,914
	Discount Stores (0.8%)
56,525	Costco Wholesale Corp. (c)	2,988,477
	Electrical Products (0.8%)
67,970	Emerson Electric Co.	2,995,438
	Electronics/Appliances (1.0%)
84,650	Sony Corp. (ADR) (Japan) (c)	3,625,560
	Environmental Services (1.1%)
111,110	Waste Management, Inc.	4,085,515
	Financial Conglomerates (4.0%)
74,105	American Express Co.	4,495,950
94,895	Citigroup, Inc.	5,285,651
95,935	JPMorgan Chase & Co.	4,633,660
		14,415,261

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Food: Major Diversified (2.2%)
79,730	Kellogg Co. (c)	$3,991,284
113,045	Kraft Foods Inc. (Class A) (c)	4,035,706
		8,026,990
	Forest Products (1.8%)
90,470	Weyerhaeuser Co. (c)	6,391,706
	Household/Personal Care (1.0%)
52,835	Colgate-Palmolive Co.	3,446,955
	Industrial Conglomerates (0.9%)
82,740	General Electric Co.	3,078,755
	Information Technology Services (1.2%)
44,647	International Business Machines Corp.	4,337,456
	Integrated Oil (1.9%)
43,480	Exxon Mobil Corp. (c)	3,331,872
68,380	Hess Corp.	3,389,597
		6,721,469
	Investment Banks/Brokers (1.4%)
257,300	Schwab (Charles) Corp. (The) (c)	4,976,182
	Major Banks (2.3%)
89,400	Bank of America Corp.	4,773,066
96,785	Wells Fargo & Co.	3,441,675
		8,214,741
	Marine Shipping (0.7%)
53,355	Tidewater, Inc. (c)	2,580,248
	Media Conglomerates (1.5%)
89,240	Disney (Walt) Co. (The)	3,058,255
116,165	Time Warner, Inc. (c)	2,530,074
		5,588,329
	Medical Specialties (3.8%)
207,190	Applera Corp. - Celera Genomics Group (c)*	2,898,588
46,705	Bard (C.R.), Inc.	3,875,114
95,180	St. Jude Medical, Inc.*	3,479,781
76,305	Thermo Fisher Scientific, Inc.*	3,455,853
		13,709,336
	Motor Vehicles (0.9%)
82,035	Honda Motor Co., Ltd. (ADR) (Japan)	3,243,664
	Oilfield Services/Equipment (1.2%)
72,575	Halliburton Co. (c)	2,253,454
53,460	Smith International, Inc. (c)	2,195,602
		4,449,056

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Other Metals/Minerals (1.0%)
64,900	Southern Copper Corp. (c)	$3,497,461
	Packaged Software (3.6%)
170,220	Microsoft Corp.	5,082,769
322,235	Oracle Corp.*	5,523,108
98,560	Sybase, Inc. (c)*	2,434,432
		13,040,309
	Pharmaceuticals: Major (2.4%)
56,680	Johnson & Johnson	3,742,014
13,700	Lilly (Eli) & Co.	713,770
84,615	Wyeth	4,308,596
		8,764,380
	Property - Casualty Insurers (1.3%)
69,580	Allstate Corp. (The) (Note 4)	4,530,354
	Recreational Products (1.1%)
168,670	Mattel, Inc. (c)	3,822,062
	Restaurants (0.7%)
54,770	McDonald's Corp. (c)	2,427,954
	Semiconductors (1.6%)
163,120	Intel Corp.	3,303,180
212,794	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan) (c)	2,325,838
		5,629,018
	Specialty Telecommunications (3.1%)
372,320	Citizens Communications Co. (c)	5,350,238
398,105	Windstream Corp.	5,661,053
		11,011,291
	Steel (3.4%)
84,100	Nucor Corp.	4,596,906
105,290	United States Steel Corp.	7,700,911
		12,297,817
	Telecommunication Equipment (1.6%)
138,230	Motorola, Inc.	2,842,009
152,010	Nokia Corp. (ADR) (Finland)	3,088,843
		5,930,852
	Tobacco (3.2%)
67,570	Altria Group, Inc.	5,798,857
99,850	UST, Inc.	5,811,270
		11,610,127

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF SHARES		VALUE
	Trucks/Construction/Farm Machinery (0.7%)
40,410	Caterpillar Inc.	$2,478,345
	Total Common Stocks (Cost $158,273,229)	229,355,121

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE
	Corporate Bonds (5.0%)
	Aerospace & Defense (0.1%)
$89	Raytheon Co. (c)	6.15%		11/01/08	90,178
275	Systems 2001 Asset Trust - 144A** (Cayman Islands)	6.664		09/15/13	288,134
					378,312
	Air Freight/Couriers (0.0%)
140	FedEx Corp.	2.65		04/01/07	139,058
	Airlines (0.1%)
341	America West Airlines, Inc. (Series 01-1)	7.10		04/02/21	360,590
	Beverages: Alcoholic (0.1%)
205	FBG Finance Ltd. - 144A** (Australia)	5.125		06/15/15	194,114
195	Miller Brewing Co. - 144A**	4.25		08/15/08	191,622
					385,736
	Cable/Satellite TV (0.1%)
110	Comcast Cable Communications, Inc.	6.75		01/30/11	115,359
25	Comcast Corp.	7.625		02/15/08	25,590
160	TCI Communications, Inc.	7.875		02/15/26	183,192
					324,141
	Chemicals: Major Diversified (0.0%)
105	ICI Wilmington Inc.	4.375		12/01/08	103,071
	Computer Processing Hardware (0.1%)
180	Hewlett-Packard Co.	5.496	††	05/22/09	180,405
	Department Stores (0.1%)
275	May Department Stores Co.	5.95		11/01/08	276,985
175	May Department Stores Co. (c)	6.70		07/15/34	173,151
					450,136
	Drugstore Chains (0.1%)
290	CVS Corp. - 144A**	6.036		12/10/28	289,677
55	CVS Corp.	5.75		08/15/11	55,717
					345,394

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Electric Utilities (0.5%)
$195	Ameren Corp.	4.263%		05/15/07	$194,003
210	Arizona Public Service Co.	5.80		06/30/14	209,834
185	Carolina Power & Light Co.	5.125		09/15/13	182,128
225	CC Funding Trust I	6.90		02/16/07	225,279
65	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	67,204
125	Consumers Energy Co.	4.80		02/17/09	123,423
90	Detroit Edison Co. (The)	6.125		10/01/10	92,085
85	Entergy Gulf States, Inc.	3.60		06/01/08	82,783
130	Entergy Gulf States, Inc.	5.769	††	12/01/09	129,823
170	Ohio Power Company - IBC (Series K)	6.00		06/01/16	174,872
45	Panhandle Eastern Pipe Line Co. (Series B)	2.75		03/15/07	44,736
125	Public Service Electric & Gas Co. (Series B)	5.00		01/01/13	122,513
100	Texas Eastern Transmission, LP	7.00		07/15/32	112,624
145	Wisconsin Electric Power Co.	3.50		12/01/07	142,655
					1,903,962
	Electrical Products (0.1%)
215	Cooper Industries, Inc.	5.25		07/01/07	214,366
175	Cooper Industries, Inc.	5.25		11/15/12	173,447
					387,813
	Electronics/Appliances (0.0%)
130	LG Electronics Inc. - 144A** (South Korea)	5.00		06/17/10	127,524
	Finance/Rental/Leasing (0.4%)
125	CIT Group Inc. (c)	4.75		08/15/08	123,986
260	Countrywide Home Loans, Inc. (Series L) (c)	3.25		05/21/08	252,845
255	MBNA Corp. (Series F)	5.798	††	05/05/08	256,662
260	Nationwide Building Society - 144A** (United Kingdom)	4.25		02/01/10	252,069
355	Residential Capital Corp.	6.375		06/30/10	359,409
170	SLM Corp. (c)	4.00		01/15/10	164,087
					1,409,058
	Financial Conglomerates (0.1%)
295	Chase Manhattan Corp.	6.00		02/15/09	298,464
125	General Electric Capital Corp. (Series A)	4.25		12/01/10	121,050
					419,514
	Food Retail (0.0%)
150	Fred Meyer, Inc. (c)	7.45		03/01/08	153,289

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food: Major Diversified (0.1%)
$65	ConAgra Foods, Inc.	7.00%		10/01/28	$70,623
90	ConAgra Foods, Inc.	8.25		09/15/30	110,858
110	Sara Lee Corp. (c)	6.125		11/01/32	99,836
					281,317
	Gas Distributors (0.1%)
130	NiSource Finance Corp.	5.94	††	11/23/09	130,142
125	Sempra Energy	4.621		05/17/07	124,534
					254,676
	Home Furnishings (0.0%)
115	Mohawk Industries, Inc. (Series D)	7.20		04/15/12	119,578
	Home Improvement Chains (0.0%)
85	Home Depot Inc.	5.486		12/16/09	85,063
	Hotels/Resorts/Cruiselines (0.1%)
170	Hyatt Equities LLC - 144A**	6.875		06/15/07	170,725
	Household/Personal Care (0.1%)
240	Clorox Co. (The)	5.485	††	12/14/07	240,325
	Industrial Conglomerates (0.1%)
135	Textron Financial Corp.	4.125		03/03/08	133,142
160	Textron Financial Corp.	5.125		02/03/11	158,961
					292,103
	Insurance Brokers/Services (0.1%)
375	Farmers Exchange Capital - 144A**	7.05		07/15/28	392,425
	Major Banks (0.5%)
75	Bank of New York Co., Inc. (The)	5.20		07/01/07	74,997
115	HSBC Finance Corp.	6.75		05/15/11	121,824
125	Popular North America Inc. (Series F)	5.65		04/15/09	125,361
360	Unicredit Luxembourg Finance S.A. - 144A**	5.426		10/24/08	360,176
295	USB Capital IX	6.189	††	‡	301,561
895	Wachovia Capital Trust III	5.80	††	‡	903,220
					1,887,139
	Major Telecommunications (0.3%)
210	France Telecom S.A. (France) (c)	8.50		03/01/31	276,491
125	SBC Communications, Inc.	6.15		09/15/34	123,350
60	Sprint Capital Corp.	8.75		03/15/32	72,421
110	Telecom Italia Capital SA (Luxembourg)	4.00		11/15/08	107,171
165	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	157,667
200	Telefonica Europe BV (Netherlands)	8.25		09/15/30	238,961
					976,061

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Managed Health Care (0.0%)
$40	WellPoint Inc.	3.75%		12/14/07	$39,378
	Media Conglomerates (0.2%)
325	Time Warner, Inc.	5.606		11/13/09	325,468
190	Viacom, Inc.	6.875		04/30/36	188,436
					513,904
	Motor Vehicles (0.0%)
100	DaimlerChrysler North American Holdings Co. (c)	8.50		01/18/31	119,378
	Multi-Line Insurance (0.4%)
490	AIG SunAmerica Global Financing VI - 144A**	6.30		05/10/11	510,406
250	American General Finance Corp. (Series H)	4.625		09/01/10	244,173
325	AXA Financial, Inc.	6.50		04/01/08	329,007
45	International Lease Finance Corp. (c)	3.75		08/01/07	44,570
225	Two-Rock Pass Through - 144A** (Bahamas)	6.316	††	‡‡	221,675
					1,349,831
	Oil & Gas Pipelines (0.0%)
170	Plains All American Pipeline. L.P. (c)	6.70		05/15/36	175,436
	Other Metals/Minerals (0.1%)
185	Brascan Corp. (Canada)	7.125		06/15/12	197,334
	Property - Casualty Insurers (0.3%)
300	Mantis Reef Ltd. - 144A** (Australia)	4.692		11/14/08	296,278
85	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	89,802
150	Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)	6.371		11/16/07	149,099
210	St. Paul Travelers Companies, Inc. (The)	5.01		08/16/07	209,228
260	XLLIAC Global Funding - 144A**	4.80		08/10/10	255,019
					999,426
	Railroads (0.1%)
105	Burlington North Santa Fe Railway Co.	6.125		03/15/09	106,712
120	Norfolk Southern Corp.	7.35		05/15/07	120,842
45	Union Pacific Corp.	6.625		02/01/08	45,534
60	Union Pacific Corp. (Series E)	6.79		11/09/07	60,590
					333,678
	Real Estate Development (0.1%)
444	World Financial Properties - 144A**	6.91		09/01/13	464,417
	Real Estate Investment Trusts (0.1%)
260	EOP Operating LP	6.763		06/15/07	261,709
	Regional Banks (0.1%)
300	Marshall & Ilsley Bank (Series T)	3.80		02/08/08	295,325

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Restaurants (0.0%)
$105	Tricon Global Restaurants, Inc.	8.875%		04/15/11	$117,892
	Savings Banks (0.2%)
170	Household Finance Corp.	4.125		12/15/08	166,701
95	Household Finance Corp. (c)	5.875		02/01/09	96,410
75	Household Finance Corp.	6.375		10/15/11	78,507
75	Household Finance Corp.	6.40		06/17/08	76,175
100	Sovereign Bank (Series CD)	4.00		02/01/08	98,582
165	Washington Mutual Bank	5.50		01/15/13	164,529
120	Washington Mutual Inc.	8.25		04/01/10	129,348
					810,252
	Trucks/Construction/Farm Machinery (0.1%)
55	Caterpillar Financial Services Corp. (Series F)	3.625		11/15/07	54,209
220	Caterpillar Financial Services Corp. (Series F)	5.445	††	08/20/07	220,228
					274,437
	Wireless Telecommunications (0.1%)
195	Vodafone Group PLC (United Kingdom)	5.454	††	12/28/07	195,150
	Total Corporate Bonds (Cost $17,849,425)				17,914,962
	U.S. Government Obligations (c) (6.4%)
	U.S.Treasury Bonds
3,850		6.125		08/15/29	4,500,893
200		6.375		08/15/27	238,047
2,875		8.125		08/15/19	3,757,041
3,250		8.125		08/15/21	4,338,496
	U.S. Treasury Notes
1,400		3.125		05/15/07	1,390,595
500		4.00		11/15/12	482,910
4,800		4.25		11/15/13	4,674,754
2,080	†	4.25		08/15/13	2,028,572
1,800	†	4.50		02/28/11	1,787,413
	Total U.S. Government Obligations (Cost $22,899,913)				23,198,721
	U.S. Government Agency-Mortgage-Backed Securities (3.9%)
	Federal Home Loan Mortgage Corp.
73,227		7.50		01/01/30 - 04/01/31	76,157
	Federal Home Loan Mortgage Corp. PC Gold
4,269		6.50		05/01/29 - 12/01/31	4,375
196		8.00		01/01/30 - 12/01/30	206,335

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Federal National Mortgage Assoc.
$3,154		6.50%		11/01/29	$3,237
1,832		7.00		10/01/27 - 10/01/35	1,884,119
450		7.00		#	461,953
1,021		7.50		08/01/29 -09/01/35	1,063,883
749		8.00		11/01/29 -06/01/31	790,672
	Federal National Mortgage Assoc. ARM
197		5.96		07/01/33	199,900
788		6.731		03/01/36	805,078
1,411		6.774		01/01/36	1,440,539
1,331		6.778		01/01/36	1,359,054
657		6.786		03/01/36	670,361
753		7.216		05/01/36	770,011
753		7.219		05/01/36	769,975
452		7.237		07/01/36	462,084
1,571		7.246		04/01/36 - 07/01/36	1,605,905
1,354		7.271		04/01/36	1,392,473
	Total U.S. Government Agency-Mortgage-Backed Securities (Cost $14,090,441)				13,966,111
	Asset-Backed Securities (3.6%)
	Finance/Rental/Leasing
500	Banc of America Securities Auto Trust 2005-WF1 A3	3.99		08/18/09	496,007
525	Capital Auto Receivables Asset Trust 2006-2 A3A	4.98		05/15/11	522,580
425	Capital Auto Receivables Asset Trust 2006-SNIA A3	5.31		10/20/09	425,306
90	Capital Auto Receivables Asset Trust 2003-3 A3B	5.40	††	01/15/08	89,680
500	Capital Auto Receivables Asset Trust 2005-1 A4	4.05		07/15/09	496,820
275	Capital One Auto Finance Trust 2006-C A3A	5.07		07/15/11	274,652
347	Caterpillar Financial Asset Trust 2005-A A3	3.90		02/25/09	345,005
475	Caterpillar Financial Asset Trust 2006-A A3	5.57		05/25/10	478,175
375	CIT Equipment Collateral 2006-VT2 A3	5.07		02/20/10	374,518
77	CIT Equipment Collateral 2004-EF1 A3	3.50		09/20/08	75,954
305	CNH Equipment Trust 2005-A A3	4.02		04/15/09	303,104
317	DaimlerChrysler Auto Trust 2005-B A3	4.04		09/08/09	314,882
227	Ford Credit Auto Owner Trust 2005-B A3	4.17		01/15/09	225,820
300	Ford Credit Auto Owner Trust 2006-A A3	5.05		03/15/10	299,367
400	GE Capital Credit Card Master Note Trust 2004-2 A	5.39	††	09/15/10	400,438
475	GS Auto Loan Trust 2006-1 A3	5.37		12/15/10	476,413
200	Harley Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	197,978
600	Harley-Davidson Motorcycle Trust 2005-1 A2	3.76		12/17/12	590,800
350	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	344,104

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$300	Hertz Vehicle Financing LLC 2005-2A A2 - 144A**	4.93%		02/25/10	$298,424
198	Honda Auto Receivables Owner Trust 2005-2 A3	3.93		01/15/09	197,140
414	Honda Auto Receivables Owner Trust 2005-3 A3	3.87		04/20/09	410,798
400	Honda Auto Receivables Owner Trust 2005-6 A3	4.85		10/19/09	398,647
300	Hyundai Auto Receivables Trust 2005-A A3	3.98		11/16/09	296,868
575	MBNA Credit Card Master Note Trust 2003-A3 A3	5.489	††	08/16/10	576,348
525	Merrill Auto Trust Securitization 2005-1 A3	4.10		08/25/09	521,265
375	National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	368,167
483	Nissan Auto Receivables Owner Trust 2005-B A3	3.99		07/15/09	479,618
125	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81		11/17/14	124,002
650	USAA Auto Owner Trust 2004-2 A-4	3.58		02/15/11	642,037
251	USAA Auto Owner Trust 2004-3 A3	3.16		02/17/09	248,973
255	USAA Auto Owner Trust 2005-1 A3	3.90		07/15/09	253,425
216	Volkswagen Auto Lease Trust 2005-A A3	3.82		05/20/08	215,531
350	Volkswagen Auto Loan Enhanced Trust 2005-1 A3	4.80		07/20/09	348,930
78	Wachovia Auto Owner Trust 2004-B A3	2.91		04/20/09	77,676
232	Wachovia Auto Owner Trust 2005-A A3	4.06		09/21/09	230,505
400	Wachovia Auto Owner Trust 2005-B A3	4.79		04/20/10	398,372
62	World Omni Auto Receivables Trust 2004-A A3	3.29		11/12/08	62,023
	Total Asset-Backed Securities (Cost $12,941,305)				12,880,352
	Collateralized Mortgage Obligations (1.2%)
685	Federal National Mortgage Assoc. 2006 - 28 1A1	5.46	††	03/25/36	684,654
730	Federal National Mortgage Assoc. 2006 - 118 A2	5.41		12/25/36	728,737
7,982	Federal National Mortgage Assoc. 2006 - 28 1P (IO)	1.519	††	03/25/36	188,318
1,004	Federal National Mortgage Assoc. 2005 - 68 XI (IO)	6.00		08/25/35	324,536
398	Freddie Mac Whole Loan 2005-5001 2A2	5.50	††	09/25/45	400,316
500	Greenpoint Financial Corp.	5.52		01/25/46	500,000
348	Harborview Mortgage Loan Trust 2006 - 10 2A1A	5.50		11/19/36	348,050
487	Harborview Mortgage Loan Trust 2006 - 8 2A1B	5.57		08/21/46	487,729
725	Residential Accredited Loans, Inc.	5.50		02/25/46	725,000
	Total Collateralized Mortgage Obligations (Cost $4,233,708)				4,387,340

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

NUMBER OF CONTRACTS		COUPON RATE	MATURITY DATE	VALUE
	Put Option Purchased (0.0%)
188	90 day Euro $ June/2007 @ $94.25 (Cost $59,897)			$3,760
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (34.9%)
	U.S. Government Obligation (a) (0.0%)
$100	U.S. Treasury Bill*** (Cost $99,858)	5.09%	01/11/07	99,858
	Repurchase Agreement (17.2%)
62,043	Joint repurchase agreement account (dated 12/29/06; proceeds $62,079,295) (b) (Cost $62,043,000)	5.265	01/02/07	62,043,000
	Security Purchased From Securities Lending Collateral (17.7%)
63,574	The Bank of New York Institutional Cash Reserve Fund (Cost $63,573,985)			63,573,985
	Total Short-Term Investments (Cost $125,716,843)			125,716,843
	Total Investments (Cost $356,064,761) (d)(e)		118.7%	427,423,210
	Liabilities in Excess of Other Assets		(18.7)	(67,381,226)
	Net Assets		100.0%	$360,041,984

ADR  American Depositary Receipt.

ARM  Adjustable Rate Mortgage.

IO  Interest Only Security.

PC  Participation Certificate.

*  Non-income producing security.

**  Resale is restricted to qualified institutional investors.

***  A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to $46,959.

‡  Securities represent beneficial interest in the Trusts. The corresponding assets of Trust are Junior Subordinated notes due 2042 and a stock purchase contract to purchase preferred stock on March 15, 2011 for Wachovia Capital Trust III and on April 15, 2011 for UBS Captal IX. Securities issued have a perpetual maturity and the trust will redeem them only to the extent the preferred stock is redeemed.

‡‡  Foreign issued with perpetual maturity.

†  Security was purchased on a forward commitment basis.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

††  Variable rate security; rate shown is the rate in effect at December 31, 2006.

#  Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)  Collateralized by federal agency and U.S. Treasury obligations.

(c)  All or a portion of this security was on loan as of December 31, 2006.

(d)  Securities have been designated as collateral in a amount equal to $16,757,657 in connection with securities purchased on a forward commitment basis and open futures contracts.

(e)  The aggregate cost for federal income tax purposes is $356,777,006. The aggregate gross unrealized appreciation is $74,842,785 and the aggregate gross unrealized depreciation is $4,196,581, resulting in net unrealized appreciation of $70,646,204.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2006:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH, AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
35	Long	U.S. Treasury Notes 10 Year, March 2007	$3,761,406	$(28,619)
31	Long	U.S. Treasury Notes 5 Year, March 2007	3,256,938	(17,124)
22	Long	U.S. Treasury Bonds 20 Year, March 2007	2,451,625	(40,334)
14	Short	U.S. Treasury Notes 2 Year, March 2007	(2,856,438)	11,775
Net Unrealized Depreciation				$(74,302)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  December 31, 2006 continued

CREDIT DEFAULT SWAP CONTRACTS OPEN AT DECEMBER 31, 2006:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE		UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International Hartford Financial Services Group Inc.	Buy	$350	0.12%	D	ecember 20, 2011	$(80)
Goldman Sachs International Lehman Brothers Holdings Inc.	Buy	350	0.20	December 20, 2011		308
Goldman Sachs International Southwest Airlines Co.	Buy	370	0.22	December 20, 2011		1,915
Goldman Sachs International Motorola, Inc.	Buy	120	0.15	December 20, 2011		(14)
Goldman Sachs International Motorola, Inc.	Buy	240	0.157	December 20, 2011		(101)
Goldman Sachs International Union Pacific Corporation	Buy	350	0.20	December 20, 2011		90
Net Unrealized Appreciation						$2,118

SUMMARY OF INVESTMENTS PORTFOLIO COMPOSITION*	MARKET VALUE	PERCENT OF MARKET VALUE
Common Stocks	$229,355,121	53.7%
Short-Term Investments	125,716,843	29.4
U.S. Government Agencies and Obligations	37,164,832	8.7
Corporate Bonds	17,914,962	4.2
Asset-Backed Securities	12,880,352	3.0
Collateralized Mortgage Obligations	4,387,340	1.0
Put Option Purchased	3,760	0.0
TOTAL INVESTMENTS	$427,423,210	100%

*  Does not include outstanding long futures contracts with an underlying face amount of $9,469,969 with unrealized depreciation of $86,077, outstanding short futures contracts with an underlying face amount of $2,856,438 with unrealized appreciation of $11,775, and open swap contracts with net unrealized appreciation of $2,118.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
For the year ended December 31, 2006

	Money Market	Limited Duration	Income Plus	High Yield	Utilities
Assets:
Investments in securities, at value*	$233,606,787	$149,986,288	$394,100,534	$68,530,082 ††	$222,164,045	††
Investments in affiliates**	—	680,734	—	—	—
Cash	3,965	7,371	—	864	591
Receivable for:
Investments sold	—	—	—	—	226,832
Shares of beneficial interest sold	1,354,262	292,398	1,873,889	63,727	27,272
Dividends	—	—	—	—	351,162
Interest	1,014,518	905,155	4,599,372	1,136,115	1,837
Foreign withholding taxes reclaimed	—	—	—	—	—
Principal paydowns	—	95,871	—	—	—
Unrealized appreciation on open forward foreign currency contracts	—	—	—	—	—
Unrealized appreciation on open swap contracts	—	2,071	25,142	—	—
Prepaid expenses and other assets	5,747	50,576	11,834	14,267	5,512
Total Assets	235,985,279	152,020,464	400,610,771	69,745,055	222,777,251
Liabilities:
Collateral on securities loaned at value	—	—	—	10,885,634	45,091,044
Payable for:
Investments purchased	—	2,856,994	5,779,843	—	393,017
Shares of beneficial interest redeemed	827,859	165,302	149,306	98,063	109,941
Variation margin	—	12,610	72,655	—	—
Distribution fee (Class Y)	20,469	24,508	44,418	6,540	7,308
Investment advisory fee	84,947	38,150	140,306	20,974	86,242
Administration fee	9,439	10,173	26,725	3,995	12,104
Periodic payment on swap contracts	—	29	5,187	—	—
Transfer agent fee	500	500	500	500	500
Unrealized depreciation on open swap contracts	—	—	35,511	—	—
Unrealized depreciation on open forward foreign currency contracts	—	—	—	18,567	—
Accrued expenses and other payables	56,054	47,693	81,773	39,254	51,045
Total Liabilities	999,268	3,155,959	6,336,224	11,073,527	45,751,201
Net Assets	$234,986,011	$148,864,505	$394,274,547	$58,671,528	$177,026,050
Composition of Net Assets:
Paid-in-capital	$234,985,822	$160,772,318	$409,667,644	$373,075,338	$81,031,537
Accumulated undistributed net investment income (loss)	189	(771,515)	(1,572,551)	146,531	11,005
Accumulated undistributed net realized gain (loss)	—	(9,663,434)	(16,282,502)	(256,618,011)	16,235,051
Net unrealized appreciation (depreciation)	—	(1,472,864)	2,461,956	(57,932,330)	79,748,457
Net Assets	$234,986,011	$148,864,505	$394,274,547	$58,671,528	$177,026,050
* Cost	$233,606,787	$151,397,321	$390,946,681 ‡	$126,444,310	$142,415,588
Class X Shares:
Net Assets	$132,690,202	$34,046,575	$183,593,819	$27,907,124	$142,721,042
Shares Outstanding (unlimited authorized shares of $.01 par value)	132,690,084	3,588,028	17,468,406	24,016,616	7,340,836
Net Asset Value Per Share	$1.00	$9.49	$10.51	$1.16	$19.44
Class Y Shares:
Net Assets	$102,295,809	$114,817,930	$210,680,728	$30,764,404	$34,305,008
Shares Outstanding (unlimited authorized shares of $.01 par value)	102,295,737	12,117,159	20,076,779	26,444,862	1,765,505
Net Asset Value Per Share	$1.00	$9.48	$10.49	$1.16	$19.43

†  Includes foreign currency at value of $1,228 and $109, with cost of $1,236 and $109, respectively.

**  Cost of $691,012, $1,100,000, and $24,236,841, respectively.

††  Includes securites loaned at value $10,442,200, $47,134,968 and $9,891,729 respectively.

‡  Including repurchase agreements of $101,856,503.

See Notes to Financial Statements

	Income Builder	Dividend Growth	Global Dividend Growth		European Equity		Equity
Assets:
Investments in securities, at value*	$79,053,187	$576,657,803	$240,487,620		$197,941,903	††	$487,992,583
Investments in affiliates**	1,345,520	27,045,596	—		—		—
Cash	388	602	18,294	†	466	†	1,690
Receivable for:
Investments sold	—	8,000,636	—		—		—
Shares of beneficial interest sold	197	12,771	92,938		8,799		76,277
Dividends	80,957	570,648	306,905		88,496		79,612
Interest	293,785	14,296	2,175		715		9,449
Foreign withholding taxes reclaimed	—	75,620	20,100		108,694		—
Principal paydowns	—	—	—		—		—
Unrealized appreciation on open forward foreign currency contracts	—	—	—		267		—
Unrealized appreciation on open swap contracts	—	—	—		—		—
Prepaid expenses and other assets	6,045	57,621	5,529		5,017		28,450
Total Assets	80,780,079	612,435,593	240,933,561		198,154,357		488,188,061
Liabilities:
Collateral on securities loaned at value	—	—	—		10,238,511		—
Payable for:
Investments purchased	—	3,083,081	—		—		2,394,121
Shares of beneficial interest redeemed	123,232	356,642	88,710		56,634		1,018,088
Variation margin	—	—	—		—		—
Distribution fee (Class Y)	9,653	29,208	15,714		9,598		24,606
Investment advisory fee	45,896	245,234	136,110		123,924		175,769
Administration fee	5,480	41,656	16,252		12,668		33,480
Periodic payment on swap contracts	—	—	—		—		—
Transfer agent fee	500	500	500		500		500
Unrealized depreciation on open swap contracts	—	—	—		—		—
Unrealized depreciation on open forward foreign currency contracts	—	—	—		—		3,892
Accrued expenses and other payables	29,158	88,466	63,547		75,257		72,940
Total Liabilities	213,919	3,844,787	320,833		10,517,092		3,723,396
Net Assets	$80,566,160	$608,590,806	$240,612,728		$187,637,265		$484,464,665
Composition of Net Assets:
Paid-in-capital	$63,741,295	$719,589,990	$137,360,893		$138,184,173		$811,151,669
Accumulated undistributed net investment income (loss)	(280,431)	26,650	4,192,294		2,883,752		10,361
Accumulated undistributed net realized gain (loss)	4,169,685	(193,520,915)	22,299,045		(2,478,004)		(397,674,014)
Net unrealized appreciation (depreciation)	12,935,611	82,495,081	76,760,496		49,047,344		70,976,649
Net Assets	$80,566,160	$608,590,806	$240,612,728		$187,637,265		$484,464,665
* Cost	$66,363,096	$496,971,477	$163,733,077		$148,901,970		$417,016,984
Class X Shares:
Net Assets	$35,195,063	$471,930,424	$165,863,516		$142,000,196		$370,757,380
Shares Outstanding (unlimited authorized shares of $.01 par value)	2,589,232	28,542,143	9,313,599		5,602,967		12,513,907
Net Asset Value Per Share	$13.59	$16.53	$17.81		$25.34		$29.63
Class Y Shares:
Net Assets	$45,371,097	$136,660,382	$74,749,212		$45,637,069		$113,707,285
Shares Outstanding (unlimited authorized shares of $.01 par value)	3,345,870	8,276,777	4,233,865		1,811,658		3,863,036
Net Asset Value Per Share	$13.56	$16.51	$17.66		$25.19		$29.43

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Assets and Liabilities continued
For the year ended December 31, 2006

	S&P 500 Index	Global Advantage		Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$252,437,075	$27,985,670		$63,166,153	$422,892,856	††
Investments in affiliates**	9,094,710	—		—	4,530,354
Cash	420	160,409	†	299	174
Receivable for:
Investments sold	40,665	—		—	460,755
Shares of beneficial interest sold	71,130	—		—	132,965
Dividends	358,834	22,932		10,519	382,709
Interest	1,806	320		990	757,158
Foreign withholding taxes reclaimed	—	12,098		—	—
Unrealized appreciation on open forward foreign currency contracts	—	614		—	—
Unrealized appreciation on open swap contracts	—	—		—	2,313
Prepaid expenses and other assets	16,515	1,713		3,939	21,627
Total Assets	262,021,155	28,183,756		63,181,900	429,180,911
Liabilities:
Collateral on securities loaned at value	—	—		—	63,573,985
Payable for:
Investments purchased	—	220,671		302,892	5,201,400
Shares of beneficial interest redeemed	427,098	8,011		43,936	107,980
Variation margin	17,345	—		—	7,281
Distribution fee (Class Y)	37,877	2,288		6,887	21,702
Investment advisory fee	26,977	13,564		36,247	129,182
Administration fee	17,985	1,904		4,328	24,606
Periodic payments on open swap contracts	—	—		—	128
Transfer agent fee	500	500		500	500
Unrealized depreciation on swap contracts	—	—		—	195
Unrealized depreciation on open forward foreign currency contracts	—	—		473	—
Accrued expenses and other payables	65,332	29,524		27,905	71,968
Total Liabilities	593,114	276,462		423,168	69,138,927
Net Assets	$261,428,041	$27,907,294		$62,758,732	$360,041,984
Composition of Net Assets:
Paid-in-capital	$223,832,650	$42,677,343		$88,348,631	$252,476,116
Accumulated undistributed net investment income (loss)	4,022,059	211,182		(1,194)	(410,525)
Accumulated undistributed net realized gain (loss)	(43,261,120)	(18,654,300)		(39,577,219)	36,690,128
Net unrealized appreciation	76,834,452	3,673,069		13,988,514	71,286,265
Net Assets	$261,428,041	$27,907,294		$62,758,732	$360,041,984
* Cost	$179,457,643	$24,314,012		$49,177,772	$354,279,340
Class X Shares:
Net Assets	$84,545,075	$17,140,521		$30,719,833	$258,164,266
Shares Outstanding (unlimited authorized shares of $.01 par value)	6,495,369	1,673,396		2,068,277	15,616,154
Net Asset Value Per Share	$13.02	$10.24		$14.85	$16.53
Class Y Shares:
Net Assets	$176,882,966	$10,766,773		$32,038,899	$101,877,718
Shares Outstanding (unlimited authorized shares of $.01 par value)	13,693,420	1,056,851		2,186,727	6,171,093
Net Asset Value Per Share	$12.92	$10.19		$14.65	$16.51

†  Includes foreign currency at value of $159,432, with cost of $157,446.

**  Cost of $5,249,011, and $1,785,421, respectively.

††  Includes securites loaned at value of $61,570,134.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2006

	Money Market	Limited Duration	Income Plus	High Yield
Investment Income:
Income
Interest	$12,477,802	$7,386,669	$22,430,238	$4,848,673
Interest and dividends from affiliates	—	44,119	—	—
Income from securities loaned - net	—	—	—	3,204
Dividends	—	—	—	59,182
Total Income	12,477,802	7,430,788	22,430,238	4,911,059
Expenses
Investment advisory fee	1,104,147	478,998	1,709,889	266,762
Administration fee	122,829	127,733	325,693	50,812
Distribution fee (Class Y shares)	259,103	303,128	510,970	81,454
Transfer agent fees and expenses	500	500	500	500
Shareholder reports and notices	35,890	33,247	71,563	25,814
Professional fees	36,529	43,730	44,417	230,561
Trustees' fees and expenses	4,575	3,002	7,772	1,214
Custodian fees	24,748	34,772	62,062	8,031
Other	17,754	28,831	38,795	19,407
Total Expenses	1,606,075	1,053,941	2,771,661	684,555
Less: amounts waived/reimbursed	—	—	—	—
Net Expenses	1,606,075	1,053,941	2,771,661	684,555
Net Investment Income	10,871,727	6,376,847	19,658,577	4,226,504
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	—	(433,978)	5,338,973	(5,738,004)
Investments in affiliates	—	—	—	—
Futures contracts	—	(102,490)	1,688,234	—
Option contracts	—	5,466	—	—
Swap contracts	—	(112)	(39,805)	—
Foreign exchange transactions	—	—	19,387	(2,703)
Net Realized Gain (Loss)	—	(531,114)	7,006,789	(5,740,707)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	—	535,866	(4,795,689)	7,206,677
Investments in affiliates	—	10,677	—	—
Futures contracts	—	(18,832)	(1,022,567)	—
Swap contracts	—	2,071	(10,369)	—
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	—	—	916	(22,635)
Net Appreciation (Depreciation)	—	529,782	(5,827,709)	7,184,042
Net Gain (Loss)	—	(1,332)	1,179,080	1,443,335
Net Increase	$10,871,727	$6,375,515	$20,837,657	$5,669,839

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations continued
For the year ended December 31, 2006

	Utilities		Income Builder		Dividend Growth	Global Dividend Growth		European Equity
Investment Income:
Income
Interest	$169,836		$1,195,585		$1,053,029	$248,674		$80,068
Interest and dividends from affiliates	—		70,125		647,333	—		—
Income from securities loaned - net	5,656		—		—	—		14,491
Dividends	4,727,099	*	1,408,941	*	11,112,851 *	6,110,242	*	4,712,966	*
Total Income	4,902,591		2,674,651		12,813,213	6,358,916		4,807,525
Expenses
Investment advisory fee	1,010,931		550,292		3,053,714	1,618,175		1,612,985
Administration fee	141,885		65,707		522,136	193,215		148,320
Distribution fee (Class Y shares)	82,226		112,901		344,042	178,033		105,574
Transfer agent fees and expenses	500		500		500	500		500
Shareholder reports and notices	30,865		15,634		100,865	45,219		42,184
Professional fees	41,238		25,741		40,578	42,882		41,131
Trustees' fees and expenses	3,324		1,495		12,924	4,488		3,434
Custodian fees	17,432		14,456		44,333	69,448		109,042
Other	15,146		8,232		48,276	26,454		24,363
Total Expenses	1,343,547		794,958		4,167,368	2,178,414		2,087,533
Less: amounts waived/reimbursed	—		—		—	—		(127,905)
Net Expenses	1,343,547		794,958		4,167,368	2,178,414		1,959,628
Net Investment Income (Loss)	3,559,044		1,879,693		8,645,845	4,180,502		2,847,897
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	20,592,662		5,190,820		154,627,176	22,816,103		36,558,812
Investments in affiliates	—		—		4,060,358	—		—
Futures contracts	—		—		—	—		—
Option contracts	—		—		—	—		—
Swap contracts	—		—		—	—		—
Foreign exchange transactions	—		(1,365)		(13,823)	61,979		37,941
Capital gain distribution received	—		—		—	—		—
Net Realized Gain (Loss)	20,592,662		5,189,455		158,673,711	22,878,082		36,596,753
Net Change in Unrealized Appreciation/Depreciation on:
Investments	8,312,994		3,488,129		(100,529,632)	20,241,327		9,363,755
Investments in affiliates	—		133,320		(645,687)	—		—
Futures contracts	—		—		—	—		—
Swap contract	—		—		—	—		—
Option contracts	—		—		—	—		—
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	—		—		—	15,422		20,114
Net Appreciation (Depreciation)	8,312,994		3,621,449		(101,175,319)	20,256,749		9,383,869
Net Gain	28,905,656		8,810,904		57,498,392	43,134,831		45,980,622
Net Increase	$32,464,700		$10,690,597		$66,144,237	$47,315,333		$48,828,519

*  Net of foreign withholding tax of $17,940, $31,809, $60,019, $330,531, $525,460, $63,635, $32,749, $6,677 and $51,614, respectively.

See Notes to Financial Statements

	Equity	S&P 500 Index	Global Advantage		Aggressive Equity	Strategist
Investment Income:
Income
Interest	$569,138	$154,641	$38,417		$60,152	$6,715,921
Interest and dividends from affiliates		275,771	—		—	91,448
Income from securities loaned - net	—	—	—		—	26,657
Dividends	2,624,645 *	4,802,880	442,851	*	321,990 *	4,642,686 *
Total Income	3,193,783	5,233,292	481,268		382,142	11,476,712
Expenses
Investment advisory fee	2,253,672	321,756	161,406		439,029	1,563,826
Administration fee	429,271	214,504	22,653		52,421	297,871
Distribution fee (Class Y shares)	294,731	437,022	26,369		79,135	249,669
Transfer agent fees and expenses	500	500	500		500	500
Shareholder reports and notices	80,938	44,594	18,052		21,657	54,191
Professional fees	37,522	25,796	30,348		25,928	47,276
Trustees' fees and expenses	10,378	4,949	527		1,181	6,956
Custodian fees	36,675	86,461	21,490		13,095	52,720
Other	36,548	47,203	11,604		6,379	37,334
Total Expenses	3,180,235	1,182,785	292,949		639,325	2,310,343
Less: amounts waived/reimbursed	—	—	—		—	—
Net Expenses	3,180,235	1,182,785	292,949		639,325	2,310,343
Net Investment Income (Loss)	13,548	4,050,507	188,319		(257,183)	9,166,369
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	105,577,906	(5,023,929)	3,763,061		5,755,254	37,511,626
Investments in affiliates	—	192,501	25,162		—	—
Futures contracts	—	180,482	—		—	67,833
Option contracts	—	—	—		—	9,132
Swap contracts	—	—	—		—	(205)
Foreign exchange transactions	4,685	—	55,738		853	—
Capital gain distribution received	—	1,380	—		—	—
Net Realized Gain (Loss)	105,582,591	(4,649,566)	3,843,961		5,756,107	37,588,386
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(87,241,496)	36,999,880	743,680		(702,899)	4,523,101
Investments in affiliates	—	1,445,886	—		—	719,298
Futures contracts	—	45,876	—		—	(87,663)
Swap contract	—	—	—		—	2,118
Option contracts	—	—	—		—	(56,137)
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	1,050	—	2,277		133	—
Net Appreciation (Depreciation)	(87,240,446)	38,491,642	745,957		(702,766)	5,100,717
Net Gain	18,342,145	33,842,076	4,589,918		5,053,341	42,689,103
Net Increase	$18,355,693	$37,892,583	$4,778,237		$4,796,158	$51,855,472

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$10,871,727	$6,682,122	$6,376,847	$5,217,069	$19,658,577	$21,002,765
Net realized gain (loss)	—	—	(531,114)	(468,420)	7,006,789	12,520,337
Net change in unrealized appreciation/depreciation	—	—	529,782	(1,888,326)	(5,827,709)	(19,192,968)
Net Increase	10,871,727	6,682,122	6,375,515	2,860,323	20,837,657	14,330,134
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(6,425,257)	(4,328,127)	(1,792,986)	(1,854,147)	(10,526,033)	(13,561,436)
Class Y Shares	(4,446,503)	(2,353,861)	(5,393,378)	(4,660,246)	(10,245,949)	(9,072,366)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(10,871,760)	(6,681,988)	(7,186,364)	(6,514,393)	(20,771,982)	(22,633,802)
Net decrease from transactions in shares of beneficial interest	(7,302,059)	(26,228,771)	(19,216,585)	(6,001,684)	(39,015,940)	(30,770,936)
Total Decrease	(7,302,092)	(26,228,637)	(20,027,434)	(9,655,754)	(38,950,265)	(39,074,604)
Net Assets:
Beginning of period	242,288,103	268,516,740	168,891,939	178,547,693	433,224,812	472,299,416
End of Period	$234,986,011	$242,288,103	$148,864,505	$168,891,939	$394,274,547	$433,224,812
Accumulated Undistributed Net Investment Income (Loss)	$189	$222	$(771,515)	$(1,650,839)	$(1,572,551)	$(1,611,848)

See Notes to Financial Statements

	High Yield		Utilities
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,226,504	$5,248,269	$3,559,044	$4,471,414
Net realized gain (loss)	(5,740,707)	(15,872,694)	20,592,662	27,792,726
Net change in unrealized appreciation/depreciation	7,184,042	11,785,380	8,312,994	(5,137,320)
Net Increase	5,669,839	1,160,955	32,464,700	27,126,820
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,186,136)	(2,938,838)	(2,967,100)	(3,771,455)
Class Y Shares	(2,227,621)	(2,642,462)	(602,490)	(694,016)
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(4,413,757)	(5,581,300)	(3,569,590)	(4,465,471)
Net decrease from transactions in shares of beneficial interest	(13,360,805)	(13,340,144)	(39,349,557)	(33,617,391)
Total Decrease	(12,104,723)	(17,760,489)	(10,454,447)	(10,956,042)
Net Assets:
Beginning of period	70,776,251	88,536,740	187,480,497	198,436,539
End of Period	$58,671,528	$70,776,251	$177,026,050	$187,480,497
Accumulated Undistributed Net Investment Income (Loss)	$146,531	$290,279	$11,005	$4,791

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Income Builder		Dividend Growth		Global Dividend Growth
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,879,693	$2,139,794	$8,645,845	$9,895,310	$4,180,502	$4,802,022
Net realized gain	5,189,455	7,726,364	158,673,711	74,155,589	22,878,082	15,808,787
Net change in unrealized appreciation/depreciation	3,621,449	(3,879,798)	(101,175,319)	(44,392,543)	20,256,749	(4,922,978)
Net Increase	10,690,597	5,986,360	66,144,237	39,658,356	47,315,333	15,687,831
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(967,031)	(1,168,913)	(7,037,672)	(8,350,791)	(3,431,090)	(3,212,516)
Class Y Shares	(1,084,514)	(1,161,891)	(1,568,570)	(1,526,671)	(1,269,031)	(1,016,465)
Net realized gain
Class X Shares	—	—	—	—	(2,186,354)	—
Class Y Shares	—	—	—	—	(919,279)	—
Total Dividends and Distributions	(2,051,545)	(2,330,804)	(8,606,242)	(9,877,462)	(7,805,754)	(4,228,981)
Net decrease from transactions in shares of beneficial interest	(13,552,202)	(15,794,785)	(174,783,350)	(181,522,284)	(51,495,097)	(40,218,030)
Total Increase (Decrease)	(4,913,150)	(12,139,229)	(117,245,355)	(151,741,390)	(11,985,518)	(28,759,180)
Net Assets:
Beginning of period	85,479,310	97,618,539	725,836,161	877,577,551	252,598,246	281,357,426
End of Period	$80,566,160	$85,479,310	$608,590,806	$725,836,161	$240,612,728	$252,598,246
Accumulated Undistributed Net Investment Income (Loss)	$(280,431)	$(466,676)	$26,650	$870	$4,192,294	$4,649,934

See Notes to Financial Statements

	European Equity		Equity
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,847,897	$3,018,083	$13,548	$(203,837)
Net realized gain	36,596,753	23,642,426	105,582,591	41,261,475
Net change in unrealized appreciation/depreciation	9,383,869	(11,551,334)	(87,240,446)	56,144,603
Net Increase	48,828,519	15,109,175	18,355,693	97,202,241
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,468,499)	(1,892,105)	—	—
Class Y Shares	(635,684)	(395,805)	—	—
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(3,104,183)	(2,287,910)	—	—
Net decrease from transactions in shares of beneficial interest	(42,459,254)	(49,465,088)	(143,355,879)	(140,564,177)
Total Increase (Decrease)	3,265,082	(36,643,823)	(125,000,186)	(43,361,936)
Net Assets:
Beginning of period	184,372,183	221,016,006	609,464,851	652,826,787
End of Period	$187,637,265	$184,372,183	$484,464,665	$609,464,851
Accumulated Undistributed Net Investment Income (Loss)	$2,883,752	$3,102,097	$10,361	$(7,872)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	S&P 500 Index		Global Advantage
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,050,507	$4,056,542	$188,319	$317,398
Net realized gain (loss)	(4,649,566)	(13,220,131)	3,843,961	1,937,264
Net change in unrealized appreciation/depreciation	38,491,642	21,006,259	745,957	(387,081)
Net Increase	37,892,583	11,842,670	4,778,237	1,867,581
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,518,687)	(1,907,197)	(141,736)	(59,993)
Class Y Shares	(2,500,973)	(2,393,740)	(58,622)	(5,014)
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(4,019,660)	(4,300,937)	(200,358)	(65,007)
Net decrease from transactions in shares of beneficial interest	(48,888,393)	(28,127,212)	(6,514,946)	(6,610,422)
Total Increase (Decrease)	(15,015,470)	(20,585,479)	(1,937,067)	(4,807,848)
Net Assets:
Beginning of period	276,443,511	297,028,990	29,844,361	34,652,209
End of Period	$261,428,041	$276,443,511	$27,907,294	$29,844,361
Accumulated Undistributed Net Investment Income (Loss)	$4,022,059	$4,034,510	$211,182	$167,483

See Notes to Financial Statements

	Aggressive Equity		Strategist
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(257,183)	$(251,276)	$9,166,369	$7,263,945
Net realized gain (loss)	5,756,107	8,161,466	37,588,386	30,088,438
Net change in unrealized appreciation/depreciation	(702,766)	4,920,951	5,100,717	(5,714,488)
Net Increase	4,796,158	12,831,141	51,855,472	31,637,895
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	—	—	(7,035,514)	(6,055,946)
Class Y Shares	—	—	(2,401,634)	(1,698,757)
Net realized gain
Class X Shares	—	—	(21,363,709)	(27,439,402)
Class Y Shares	—	—	(7,921,211)	(8,632,691)
Total Dividends and Distributions	—	—	(38,722,068)	(43,826,796)
Net decrease from transactions in shares of beneficial interest	(9,450,216)	(11,558,651)	(41,033,345)	(44,249,741)
Total Increase (Decrease)	(4,654,058)	1,272,490	(27,899,941)	(56,438,642)
Net Assets:
Beginning of period	67,412,790	66,140,300	387,941,925	444,380,567
End of Period	$62,758,732	$67,412,790	$360,041,984	$387,941,925
Accumulated Undistributed Net Investment Income (Loss)	$(1,194)	$(1,104)	$(410,525)	$(315,447)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	109,246,644	248,779,404	665,672	1,375,764	1,343,320	4,705,113
Reinvestment of dividends and distributions	6,425,257	4,328,127	188,884	192,830	1,019,274	1,280,455
Redeemed	(127,333,937)	(287,355,141)	(1,762,052)	(2,493,195)	(7,329,366)	(11,282,428)
Net Decrease - Class X	(11,662,036)	(34,247,610)	(907,496)	(924,601)	(4,966,772)	(5,296,860)
Amount
Sold	$109,246,644	$248,779,404	$6,329,126	$13,268,966	$13,895,567	$50,009,352
Reinvestment of dividends and distributions	6,425,257	4,328,127	1,792,986	1,854,147	10,526,033	13,561,436
Redeemed	(127,333,937)	(287,355,141)	(16,752,031)	(24,038,563)	(75,585,703)	(119,766,664)
Net Decrease - Class X	$(11,662,036)	$(34,247,610)	$(8,629,919)	$(8,915,450)	$(51,164,103)	$(56,195,876)
Class Y Shares
Shares
Sold	76,887,209	92,195,390	1,629,699	3,904,285	3,964,215	8,294,112
Reinvestment of dividends and distributions	4,446,503	2,353,861	569,030	485,479	993,332	858,464
Redeemed	(76,973,735)	(86,530,412)	(3,313,425)	(4,088,244)	(3,787,698)	(6,749,152)
Net Increase (Decrease) - Class Y	4,359,977	8,018,839	(1,114,696)	301,520	1,169,849	2,403,424
Amount
Sold	$76,887,209	$92,195,390	$15,487,495	$37,530,317	$40,971,454	$87,345,587
Reinvestment of dividends and distributions	4,446,503	2,353,861	5,393,378	4,660,246	10,245,949	9,072,366
Redeemed	(76,973,735)	(86,530,412)	(31,467,539)	(39,276,797)	(39,069,240)	(70,993,013)
Net Increase (Decrease) - Class Y	$4,359,977	$8,018,839	$(10,586,666)	$2,913,766	$12,148,163	$25,424,940

See Notes to Financial Statements

	High Yield		Utilities
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	1,952,259	13,496,739	586,135	1,335,907
Reinvestment of dividends and distributions	1,912,342	2,532,976	168,646	233,505
Redeemed	(10,783,191)	(25,804,416)	(2,772,944)	(3,624,937)
Net Decrease - Class X	(6,918,590)	(9,774,701)	(2,018,163)	(2,055,525)
Amount
Sold	$2,235,982	$15,776,348	$10,237,686	$21,469,598
Reinvestment of dividends and distributions	2,186,136	2,938,838	2,967,100	3,771,455
Redeemed	(12,343,831)	(30,174,500)	(48,359,557)	(57,867,442)
Net Decrease - Class X	$(7,921,713)	$(11,459,314)	$(35,154,771)	$(32,626,389)
Class Y Shares
Shares
Sold	1,457,028	3,906,738	140,360	470,184
Reinvestment of dividends and distributions	1,945,922	2,278,324	34,212	42,933
Redeemed	(8,143,950)	(7,824,487)	(414,489)	(564,833)
Net Increase (Decrease) - Class Y	(4,741,000)	(1,639,425)	(239,917)	(51,716)
Amount
Sold	$1,672,591	$4,567,041	$2,414,602	$7,317,741
Reinvestment of dividends and distributions	2,227,621	2,642,462	602,490	694,016
Redeemed	(9,339,304)	(9,090,333)	(7,211,878)	(9,002,759)
Net Increase (Decrease) - Class Y	$(5,439,092)	$(1,880,830)	$(4,194,786)	$(991,002)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Income Builder		Dividend Growth		Global Dividend Growth
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	357,728	629,177	1,779,979	4,008,324	827,891	1,618,860
Reinvestment of dividends and distributions	75,653	98,176	454,831	575,026	365,957	228,486
Redeemed	(1,080,550)	(1,676,474)	(12,284,130)	(16,961,611)	(3,879,861)	(4,639,595)
Net Decrease - Class X	(647,169)	(949,121)	(10,049,320)	(12,378,261)	(2,686,013)	(2,792,249)
Amount
Sold	$4,519,054	$7,494,743	$27,526,029	$58,096,231	$13,309,522	$23,506,784
Reinvestment of dividends and distributions	967,031	1,168,913	7,037,672	8,350,791	5,617,444	3,212,516
Redeemed	(13,695,332)	(19,992,904)	(189,968,236)	(245,771,557)	(62,256,793)	(67,321,070)
Net Decrease - Class X	$(8,209,247)	$(11,329,248)	$(155,404,535)	$(179,324,535)	$(43,329,827)	$(40,601,770)
Class Y Shares
Shares
Sold	363,909	582,980	536,789	1,726,250	448,676	1,031,618
Reinvestment of dividends and distributions	84,940	97,773	101,496	105,128	143,590	72,813
Redeemed	(868,154)	(1,056,647)	(1,890,964)	(1,971,609)	(1,101,133)	(1,069,507)
Net Increase (Decrease) - Class Y	(419,305)	(375,894)	(1,252,679)	(140,231)	(508,867)	34,924
Amount
Sold	$4,612,483	$6,854,269	$8,270,594	$24,773,295	$7,221,398	$14,785,462
Reinvestment of dividends and distributions	1,084,514	1,161,891	1,568,570	1,526,671	2,188,310	1,016,465
Redeemed	(11,039,952)	(12,481,697)	(29,217,979)	(28,497,715)	(17,574,978)	(15,418,187)
Net Increase (Decrease) - Class Y	$(5,342,955)	$(4,465,537)	$(19,378,815)	$(2,197,749)	$(8,165,270)	$383,740

See Notes to Financial Statements

	European Equity		Equity
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	416,488	958,531	757,873	1,880,891
Reinvestment of dividends and distributions	113,651	106,537	—	—
Redeemed	(2,241,650)	(3,423,101)	(5,310,192)	(7,127,359)
Net Decrease - Class X	(1,711,511)	(2,358,033)	(4,552,319)	(5,246,468)
Amount
Sold	$9,269,376	$17,855,271	$21,489,639	$47,036,045
Reinvestment of dividends and distributions	2,468,499	1,892,105	—	—
Redeemed	(50,025,518)	(63,569,633)	(150,535,011)	(176,395,272)
Net Decrease - Class X	$(38,287,643)	$(43,822,257)	$(129,045,372)	$(129,359,227)
Class Y Shares
Shares
Sold	157,955	159,375	440,434	739,898
Reinvestment of dividends and distributions	29,416	22,400	—	—
Redeemed	(375,571)	(486,799)	(945,510)	(1,187,566)
Net Increase (Decrease) - Class Y	(188,200)	(305,024)	(505,076)	(447,668)
Amount
Sold	$3,520,364	$2,935,315	$12,444,856	$18,309,719
Reinvestment of dividends and distributions	635,684	395,805	—	—
Redeemed	(8,327,659)	(8,973,951)	(26,755,363)	(29,514,669)
Net Increase (Decrease) - Class Y	$(4,171,611)	$(5,642,831)	$(14,310,507)	$(11,204,950)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	S&P 500 Index		Global Advantage
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	642,185	1,671,512	170,833	358,007
Reinvestment of dividends and distributions	131,374	175,779	15,908	7,556
Redeemed	(3,343,367)	(4,538,402)	(720,544)	(1,045,383)
Net Decrease - Class X	(2,569,808)	(2,691,111)	(533,803)	(679,820)
Amount
Sold	$7,714,656	$18,550,567	$1,568,635	$2,941,752
Reinvestment of dividends and distributions	1,518,687	1,907,197	141,736	59,993
Redeemed	(40,271,797)	(50,287,505)	(6,669,546)	(8,548,051)
Net Decrease - Class X	$(31,038,454)	$(29,829,741)	$(4,959,175)	$(5,546,306)
Class Y Shares
Shares
Sold	1,577,433	4,166,002	68,199	92,468
Reinvestment of dividends and distributions	217,665	222,054	6,609	635
Redeemed	(3,268,404)	(4,238,508)	(243,567)	(223,229)
Net Increase (Decrease) - Class Y	(1,473,306)	149,548	(168,759)	(130,126)
Amount
Sold	$18,740,921	$45,558,498	$626,138	$748,504
Reinvestment of dividends and distributions	2,500,973	2,393,740	58,622	5,014
Redeemed	(39,091,833)	(46,249,709)	(2,240,531)	(1,817,634)
Net Increase (Decrease) - Class Y	$(17,849,939)	$1,702,529	$(1,555,771)	$(1,064,116)

See Notes to Financial Statements

	Aggressive Equity		Strategist
	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Class X Shares
Shares
Sold	314,499	826,424	1,002,717	1,913,234
Reinvestment of dividends and distributions	—	—	1,826,116	2,189,787
Redeemed	(943,211)	(1,558,559)	(5,270,272)	(6,845,272)
Net Decrease - Class X	(628,712)	(732,135)	(2,441,439)	(2,742,251)
Amount
Sold	$4,474,299	$9,603,368	$16,261,262	$30,623,256
Reinvestment of dividends and distributions	—	—	28,399,223	33,495,348
Redeemed	(13,406,950)	(17,983,235)	(86,096,128)	(110,014,244)
Net Decrease - Class X	$(8,932,651)	$(8,379,867)	$(41,435,643)	$(45,895,640)
Class Y Shares
Shares
Sold	379,729	287,858	667,001	897,997
Reinvestment of dividends and distributions	—	—	665,111	676,749
Redeemed	(417,328)	(570,455)	(1,277,578)	(1,439,668)
Net Increase (Decrease) - Class Y	(37,599)	(282,597)	54,534	135,078
Amount
Sold	$5,309,981	$3,324,353	$10,938,732	$14,293,901
Reinvestment of dividends and distributions	—	—	10,322,845	10,331,448
Redeemed	(5,827,546)	(6,503,137)	(20,859,279)	(22,979,450)
Net Increase (Decrease) - Class Y	$(517,565)	$(3,178,784)	$402,298	$1,645,899

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of fourteen Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	Global Dividend Growth	February 23, 1994

Limited Duration	May 4, 1999	European Equity	March 1, 1991

Income Plus	March 1, 1987	Equity	March 9, 1984

High Yield	March 9, 1984	S&P 500 Index	May 18, 1998

Utilities	March 1, 1990	Global Advantage	May 18, 1998

Income Builder	January 21, 1997	Aggressive Equity	May 4, 1999

Dividend Growth	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

High Yield	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Utilities	Seeks both capital appreciation and current income .

Income Builder	Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

PORTFOLIO	INVESTMENT OBJECTIVE
Dividend Growth	Seeks to provide reasonable current income and long-term growth of income and capital.

Global Dividend	Seeks to provide reasonable current income and long-term growth of income and capital. Growth

European Equity	Seeks to maximize the capital appreciation of its investments.

Equity	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

S&P 500 Index	Seeks to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500® Composite Stock Price Index.

Global Advantage	Seeks long-term capital growth.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks a high total investment return.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations; (5) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (7) futures are valued at the latest price published by the commodities exchange on which they trade; (8) when market quotations are not readily available, Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (and/or, in the case of Global

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

Dividend Growth and European Equity, Morgan Stanley Investment Management Limited, (the "Sub Adviser")) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuation of such securities are determined (that is, close of the foreign market on which the securities trade ) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuation may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees and; (10) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

F. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Security Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

PORTFOLIO	VALUE OF LOANED SECURITIES	VALUE OF COLLATERAL CASH		VALUE OF COLLATERAL NON-CASH(2)
High Yield	$10,442,200	$10,885,634	(1)	—
Utilities	47,134,968	45,091,044	(1)	$3,788,911
European Equity	9,891,729	10,238,511		—
Strategist	61,570,134	63,573,985	(1)	371,772

(1) The Portfolios received cash collateral which was subsequently invested in the Bank of New York Institutional Cash Reserve Fund as reported in the Portfolios of Investments.

(2) Collateral was received in the form of U.S. Government Obligations, which the Portfolios cannot sell or repledge and accordingly, are not reflected in the Portfolios of Investments.

The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

I. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collect the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer the maximum payout amount limited to the Notional Amount of the swap contract as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the Notional Amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statements of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund's books.

J. Federal Income Tax Policy — It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

K. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

L. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

M. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolios' net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

High Yield — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.345% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.22% to the portion of the daily net assets in excess of $3 billion.

Utilities — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Income Builder — 0.67% to the portion of the daily net assets not exceeding $500 million and 0.645% to the portion of the daily net assets in excess of $500 million.

Dividend Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Global Dividend Growth — 0.67% to the portion of the daily net assets not exceeding $1 billion; 0.645% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.545% to the portion of the daily net assets in excess of $4.5 billion

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.745% to the portion of the daily net assets in excess of $3 billion.

Equity — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

S&P 500 Index — 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Global Advantage — 0.57% to the portion of the daily net assets not exceeding $1.5 billion and 0.545% to the portion of the daily net assets in excess of $1.5 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreements between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Global Dividend Growth and European Equity with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Adviser. As compensation for its services provided pursuant to the Sub-Advisory Agreements, the Investment Adviser paid the Sub-Adviser compensation in the amounts of $758,332 and $696,348, respectively, for the year ended December 31, 2006.

The Investment Adviser has agreed to cap European Equity and S&P 500 Index's operating expenses (except for distribution fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% and 0.40%, respectively, of the average daily net assets of the Portfolio on an annualized basis.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Investment Adviser and Sub-Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. Security Transactions and Transactions with Affiliates

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2006 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS/ MATURITIES	PURCHASES	SALES/PREPAYMENTS/ MATURITIES
Money Market	$31,510,337	$30,537,385	$3,199,315,528	$3,218,901,576
Limited Duration	15,950,862	33,535,995	63,078,880	59,943,101
Income Plus	38,455,319	46,641,386	84,839,579	164,514,892
High Yield	—	—	14,035,333	26,986,932
Utilities	425,182	416,587	32,771,729	72,225,523
Income Builder	—	—	15,330,243	27,477,186
Dividend Growth	—	—	720,519,521	914,892,353
Global Dividend Growth	—	—	56,883,755	110,118,061
European Equity	—	—	114,415,578	157,367,296
Equity	—	—	583,596,576	735,682,950
S&P 500 Index	—	—	9,674,346	57,383,336
Global Advantage	—	—	26,257,173	32,732,927
Aggressive Equity	—	—	37,852,234	47,655,779
Strategist	34,224,754	44,305,039	77,497,932	152,528,323

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	PURCHASES	SALES/ MATURITIES	NET REALIZED GAINS	INCOME	VALUE
Limited Duration	Allstate Corp. (The)	—	$578,011	—	$12,297	—
	MetLife, Inc.	—	185,259	—	8,430	—
Income Builder	MetLife, Inc.	—	—	—	70,125	$1,345,520
Dividend Growth	Citigroup Inc.*	$13,045,338	13,576,242	$3,150,010	585,625	23,847,844
	MetLife, Inc.	9,951,703	7,968,521	910,348	61,708	3,197,752
S&P 500 Index	Allstate Corp. (The)	—	179,812	58,039	19,873	822,795
	MetLife, Inc.	1,116	162,087	44,883	9,396	907,102
	Morgan Stanley	—	238,577	19,230	26,527	1,830,628
	Citigroup Inc.*	—	1,148,334	70,349	219,975	5,534,185
Global Advantage	MetLife, Inc.	—	308,114	25,162	—	—
Strategist	Allstate Corp. (The)	279,203	—	—	91,448	4,530,354

* Citigroup Inc. is an affiliate of Dividend Growth and S&P 500 Index only.

The following Portfolios had transactions with other Morgan Stanley funds during the year ended December 31, 2006:

	PURCHASES	SALES	NET REALIZED GAINS
Utilities	—	$209,061	$71,816
Dividend Growth	$1,048,795	575,260	1,673
Global Dividend Growth	—	348,937	59,033
Equity	12,736,162	6,986,088	2,078,162
European Equity	—	29,052	5,687
Global Advantage	144,035	142,080	45,195
Aggressive Equity	20,531	947,603	239,736
Income Builder	11,570	—	—

For the year ended December 31, 2006, Dividend Growth, Utilities and Strategist had open payables of $1,548,360, $393,017 and $822,956, respectively, and Dividend Growth, Utilities and Strategist had open receivables of $1,858,558, $226,832 and $460,755, respectively, with Morgan Stanley & Co., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

For the year ended December 31, 2006, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

UTILITIES	DIVIDEND GROWTH	EQUITY	GLOBAL ADVANTAGE	AGGRESSIVE EQUITY	STRATEGIST
$51,209	$217,113	$103,630	$3,056	$620	$76,772

Morgan Stanley Trust, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the year ended December 31, 2006, included in Trustees' fees and expenses in the Statements of Operations and the accrued pension liability included in accrued expenses in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	UTILITIES	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH
$477	$314	$807	$150	$325	$93	$1,573	$456
	EUROPEAN EQUITY	EQUITY	S&P 500 INDEX	GLOBAL ADVANTAGE	AGGRESSIVE EQUITY	STRATEGIST
	$372	$1,161	$460	$58	$113	$606

ACCRUED PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	UTILITIES	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH
$12,065	$233	$7,843	$3,960	$6,123	$1,038	$12,003	$1,527
	EUROPEAN EQUITY	EQUITY	S&P 500 INDEX	GLOBAL ADVANTAGE	AGGRESSIVE EQUITY	STRATEGIST
	$1,881	$7,300	$436	$533	$1,026	$8,869

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the years ended December 31, 2005 and December 31, 2006 for all portfolios was the same as the book character shown on the Statements of Changes in Net Assets except as follows:

	STRATEGIST
	FOR THE YEAR ENDED DECEMBER 31, 2006	FOR THE YEAR ENDED DECEMBER 31, 2005
Ordinary income	$9,470,898	$9,779,212
Long-term capital gains	29,251,170	34,047,584
Total distributions	$38,722,068	$43,826,796

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

As of December 31, 2006, the tax-basis components of accumulated earnings (losses) were as follows:

	LIMITED DURATION	INCOME PLUS	HIGH YIELD	UTILITIES	INCOME BUILDER
Undistributed ordinary income	$38,057	$212,245	$294,058	$17,638	$231,162
Undistributed long-term gains	—	—	—	17,541,616	4,243,942
Net accumulated earnings	38,057	212,245	294,058	17,559,254	4,475,104
Capital loss carryforward*	(9,363,071)	(16,775,933)	(256,616,841)	—	—
Post-October losses	(353,944)	—	(13,206)	—	—
Temporary differences	(727)	(9,098)	(274,979)	(6,681)	(2,150)
Net unrealized appreciation (depreciation)	(2,228,128)	1,179,689	(57,792,842)	78,441,940	12,351,911
Total accumulated earnings (losses)	$(11,907,813)	$(15,393,097)	$(314,403,810)	$95,994,513	$16,824,865
	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH	EUROPEAN EQUITY	EQUITY	S&P 500 INDEX
Undistributed ordinary income	$40,645	$4,990,937	$2,886,414	$19,182	$4,002,226
Undistributed long-term gains	—	22,089,212	—	—	—
Net accumulated earnings	40,645	27,080,149	2,886,414	19,182	4,002,226
Foreign tax credit pass-through	—	182,443	398,568	—	—
Capital loss carryforward*	(190,588,194)	—	(2,233,646)	(397,586,294)	(39,616,958)
Post-October losses	—	(10,765)	—	—	(52,958)
Temporary differences	(14,200)	(186,736)	(401,009)	(8,973)	(1,219)
Net unrealized appreciation	79,562,565	76,186,744	48,802,765	70,889,081	73,264,300
Total accumulated earnings (losses)	$(110,999,184)	$103,251,835	$49,453,092	$(326,687,004)	$37,595,391

	GLOBAL ADVANTAGE	AGGRESSIVE EQUITY	STRATEGIST
Undistributed ordinary income	$212,012	$—	$2,918,755
Undistributed long-term gains	—	—	33,952,691
Net accumulated earnings	212,012	—	36,871,446
Foreign tax credit pass-through	27,960	—	—
Capital loss carryforward*	(18,654,177)	(39,566,955)	—
Post-October losses	—	—	—
Temporary differences	(28,799)	(1,209)	(10,037)
Net unrealized appreciation	3,672,955	13,978,265	70,704,459
Total accumulated earnings (losses)	$(14,770,049)	$(25,589,899)	$107,565,868

*As of December 31, 2006, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2007	2008	2009	2010	2011	2012	2013	2014	TOTAL
Limited Duration	—	—	—	$328	$1,546	$4,026	$1,267	$2,196	$9,363
Income Plus	—	—	—	16,776	—	—	—	—	16,776
High Yield	$10,786	$7,524	$47,273	63,495	81,458	24,098	15,736	6,247	256,617
Dividend Growth	—	—	7,425	134,941	48,222	—	—	—	190,588
European Equity	—	—	—	—	2,234	—	—	—	2,234
Equity	—	—	266,780	130,806	—	—	—	—	397,586
S & P 500 Index	—	—	6,878	14,114	—	3,450	9,726	5,449	39,617
Global Advantage	—	—	4,482	14,172	—	—	—	—	18,654
Aggressive Equity	—	—	26,482	13,085	—	—	—	—	39,567

During the year ended December 31, 2006, the following Portfolios utilized net capital loss carryforwards: Income Plus — $3,200,497; Utilities — $2,037,525; Income Builder — $523,001; Dividend Growth — $156,607,553; European Equity — $35,094,749; Equity — $105,636,642; Global Advantage — $3,781,711; Aggressive Equity — $5,753,242.

At December 31, 2006, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

	TEMPORARY DIFFERENCES		PERMANENT DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES	FOREIGN CURRENCY GAINS/LOSSES	GAINS/ LOSSES ON PAYDOWNS
Limited Duration	•			•
Income Plus		•	•	•
High Yield	•	•	•	•
Utilities		•
Income Builder		•	•
Dividend Growth		•	•
Global Dividend Growth	•	•	•
European Equity		•	•
Equity		•	•
S & P 500 Index	•	•
Global Advantage		•	•
Aggressive Equity		•	•
Strategist		•		•

Additionally, the following Portfolios had other temporary differences: High Yield, European Equity, — income from the mark-to-market of forward foreign currency contracts; Limited Duration, Income Plus,

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

S&P 500 Index, Strategist — capital gain/loss from the mark-to-market of futures contracts; High Yield — income on bonds in default; Income Plus, Strategist — capital loss deferral on straddles. The following Portfolios had other permanent differences: High Yield — expired capital loss carryforward; Aggressive Equity — a net operating loss; Income Builder, S&P 500 Index — tax adjustments on real estate investment trusts and/or convertible preferred stock held/sold. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Limited Duration, Income Plus, High Yield, Utilities, Income Builder and Strategist.

The permanent differences resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2006:

	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Limited Duration	$1,688,841	$(1,688,841)	—
Income Plus	1,152,702	(1,152,702)	—
High Yield	43,505	2,691,557	$(2,735,062)
Utilities	16,760	(16,760)	—
Income Builder	358,097	(358,097)	—
Dividend Growth	(13,823)	13,823	—
Global Dividend Growth	61,979	(61,979)	—
European Equity	37,941	(37,941)	—
Equity	4,685	(4,685)	—
S&P 500 Index	(43,298)	43,298	—
Global Advantage	55,738	(55,738)	—
Aggressive Equity	257,093	(853)	(256,240)
Strategist	175,701	(175,701)	—

6. Purposes of and Risks Relating to Certain Financial Instruments

All of the Portfolios (except for Money Market, Income Plus, and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts from the potential inability of the counterparties to meet the terms of their contracts.

All Portfolios (except Money Market, High Yield, Income Builder, Dividend Growth, and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

change in the value of the underlying securities. Risks may also arise upon entering into these futures contracts from the potential inability of the counterparties to meet the terms of their contracts.

Limited Duration, Income Plus, High Yield, and Strategist may enter into swaps for hedging purposes to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. Credit default swaps may involve greater risks than if a Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Portfolio.

High Yield, Utilities, Global Dividend Growth, European Equity and Strategist may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At December 31, 2006, European Equity's investments in securities of issuers in the United Kingdom and France represented 22% and 19%, respectively, of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 2006, Global Dividend Growth and European Equity cash balances consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. Portfolio Liquidation

On June 16, 2006, the shareholders of the Information Portfolio approved its liquidation. On June 23, 2006, the Portfolio was liquidated and the value of the Portfolio's shares were transferred to the Money Market Portfolio.

8. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  December 31, 2006 continued

December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations on the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semiannual report on June 30, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Highlights

YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2002	$1.00	$0.013	—	$0.013	$(0.013)**	—	$(0.013)**
2003	1.00	0.007	—	0.007	(0.007)**	—	(0.007)**
2004	1.00	0.009	—	0.009	(0.009)**	—	(0.009)**
2005	1.00	0.030	—	0.030	(0.030)	—	(0.030)
2006	1.00	0.045	$0.005	0.050	(0.050)	—	(0.050)
CLASS Y SHARES
2002	1.00	0.011	—	0.011	(0.011)**	—	(0.011)**
2003	1.00	0.004	—	0.004	(0.004)**	—	(0.004)**
2004	1.00	0.006	—	0.006	(0.006)**	—	(0.006)**
2005	1.00	0.030	—	0.030	(0.030)	—	(0.030)
2006	1.00	0.043	(0.003)	0.040	(0.040)	—	(0.040)
LIMITED DURATION CLASS X SHARES
2002	10.17	0.27	0.13	0.40	(0.36)	$(0.04)	(0.40)
2003	10.17	0.21	0.01	0.22	(0.38)	—	(0.38)
2004	10.01	0.28	(0.14)	0.14	(0.41)	—	(0.41)
2005	9.74	0.31	(0.13)	0.18	(0.38)	—	(0.38)
2006	9.54	0.40	0.00	0.40	(0.45)	—	(0.45)
CLASS Y SHARES
2002	10.16	0.24	0.14	0.38	(0.34)	(0.04)	(0.38)
2003	10.16	0.18	0.02	0.20	(0.36)	—	(0.36)
2004	10.00	0.25	(0.14)	0.11	(0.38)	—	(0.38)
2005	9.73	0.28	(0.14)	0.14	(0.35)	—	(0.35)
2006	9.52	0.37	0.01	0.38	(0.42)	—	(0.42)
INCOME PLUS CLASS X SHARES
2002	10.55	0.58	(0.02)	0.56	(0.64)	—	(0.64)
2003	10.47	0.56	0.30	0.86	(0.60)	—	(0.60)
2004	10.73	0.55	(0.01)	0.54	(0.59)	—	(0.59)
2005	10.68	0.51	(0.15)	0.36	(0.55)	—	(0.55)
2006	10.49	0.51	0.05	0.56	(0.54)	—	(0.54)
CLASS Y SHARES
2002	10.54	0.54	(0.01)	0.53	(0.61)	—	(0.61)
2003	10.46	0.54	0.29	0.83	(0.58)	—	(0.58)
2004	10.71	0.52	0.01	0.53	(0.57)	—	(0.57)
2005	10.67	0.48	(0.16)	0.32	(0.52)	—	(0.52)
2006	10.47	0.49	0.05	0.54	(0.52)	—	(0.52)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS***
YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2002	$1.00	1.34%	$432,817	0.51%	1.32%	N/A
2003	1.00	0.67	251,779	0.52	0.69	N/A
2004	1.00	0.87	178,600	0.53	0.85	N/A
2005	1.00	2.79	144,352	0.54	2.74	N/A
2006	1.00	4.61	132,690	0.55	4.53	N/A
CLASS Y SHARES
2002	1.00	1.08	133,506	0.76	1.07	N/A
2003	1.00	0.42	93,808	0.77	0.44	N/A
2004	1.00	0.62	89,917	0.78	0.60	N/A
2005	1.00	2.53	97,936	0.79	2.49	N/A
2006	1.00	4.35	102,296	0.80	4.28	N/A
LIMITED DURATION CLASS X SHARES
2002	10.17	4.06	73,476	0.48	2.65	58%
2003	10.01	2.23	64,576	0.51	2.02	215
2004	9.74	1.42	52,784	0.49	2.77	128
2005	9.54	1.87	42,872	0.45	3.17	56
2006	9.49	4.28	34,047	0.47	4.18	51
CLASS Y SHARES
2002	10.16	3.81	72,800	0.73	2.40	58
2003	10.00	1.98	125,616	0.76	1.77	215
2004	9.73	1.17	125,764	0.74	2.52	128
2005	9.52	1.51	126,020	0.70	2.92	56
2006	9.48	4.03	114,818	0.72	3.93	51
INCOME PLUS CLASS X SHARES
2002	10.47	5.51	423,685	0.52	5.57	106
2003	10.73	8.45	363,555	0.53	5.30	72
2004	10.68	5.23	296,246	0.54	5.18	28
2005	10.49	3.33	235,256	0.54	4.80	57
2006	10.51	5.69	183,594	0.56	4.95	38
CLASS Y SHARES
2002	10.46	5.26	102,262	0.77	5.32	106
2003	10.71	8.09	140,629	0.78	5.05	72
2004	10.67	5.07	176,054	0.79	4.93	28
2005	10.47	3.08	197,968	0.79	4.55	57
2006	10.49	5.34	210,681	0.81	4.70	38

Morgan Stanley Variable Investment Series

Financial Highlights continued

YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS		TOTAL DIVIDENDS AND DISTRIBUTIONS
HIGH YIELD CLASS X SHARES
2002	$1.33	$0.26	$(0.34)	$(0.08)	$(0.22)	—		$(0.22)
2003	1.03	0.16	0.10	0.26	(0.11)	—		(0.11)
2004	1.18	0.09	0.02	0.11	(0.09)	—		(0.09)
2005	1.20	0.08	(0.06)	0.02	(0.08)	—		(0.08)
2006	1.14	0.08	0.02	0.10	(0.08)	—		(0.08)
CLASS Y SHARES
2002	1.33	0.24	(0.32)	(0.08)	(0.22)	—		(0.22)
2003	1.03	0.15	0.11	0.26	(0.11)	—		(0.11)
2004	1.18	0.09	0.02	0.11	(0.09)	—		(0.09)
2005	1.20	0.08	(0.06)	0.02	(0.08)	—		(0.08)
2006	1.14	0.08	0.02	0.10	(0.08)	—		(0.08)
UTILITIES CLASS X SHARES
2002	14.73	0.37	(3.72)	(3.35)	(0.38)	—		(0.38)
2003	11.00	0.34	1.54	1.88	(0.35)	—		(0.35)
2004	12.53	0.34	2.21	2.55	(0.35)	—		(0.35)
2005	14.73	0.37	1.77	2.14	(0.37)	—		(0.37)
2006	16.50	0.36	2.95	3.31	(0.37)	—		(0.37)
CLASS Y SHARES
2002	14.72	0.34	(3.72)	(3.38)	(0.35)	—		(0.35)
2003	10.99	0.31	1.55	1.86	(0.32)	—		(0.32)
2004	12.53	0.31	2.20	2.51	(0.32)	—		(0.32)
2005	14.72	0.33	1.77	2.10	(0.33)	—		(0.33)
2006	16.49	0.32	2.95	3.27	(0.33)	—		(0.33)
INCOME BUILDER CLASS X SHARES
2002	10.61	0.42	(1.22)	(0.80)	(0.42)	$(0.01	)††	(0.43)
2003	9.38	0.32	1.60	1.92	(0.32)	—		(0.32)
2004	10.98	0.34	0.84	1.18	(0.42)	—		(0.42)
2005	11.74	0.29	0.52	0.81	(0.33)	—		(0.33)
2006	12.22	0.31	1.40	1.71	(0.34)	—		(0.34)
CLASS Y SHARES
2002	10.60	0.39	(1.22)	(0.83)	(0.40)	(0.01	)††	(0.41)
2003	9.36	0.31	1.58	1.89	(0.30)	—		(0.30)
2004	10.95	0.32	0.83	1.15	(0.39)	—		(0.39)
2005	11.71	0.26	0.53	0.79	(0.30)	—		(0.30)
2006	12.20	0.28	1.39	1.67	(0.31)	—		(0.31)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS***
YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
HIGH YIELD CLASS X SHARES
2002	$1.03	(7.14)%	$45,503	0.73%	21.71%	48%
2003	1.18	27.73	56,162	0.70	14.09	59
2004	1.20	9.84	48,990	0.66	7.60	55
2005	1.14	2.18	35,226	0.87	6.81	48
2006	1.16	9.29	27,907	0.95	6.78	23
CLASS Y SHARES
2002	1.03	(7.36)	10,797	0.98	21.46	48
2003	1.18	27.43	35,306	0.95	13.84	59
2004	1.20	9.56	39,547	0.91	7.35	55
2005	1.14	1.92	35,551	1.12	6.56	48
2006	1.16	9.01	30,764	1.20	6.53	23
UTILITIES CLASS X SHARES
2002	11.00	(22.87)	189,936	0.68	2.99	51
2003	12.53	17.34	175,191	0.70	2.94	35
2004	14.73	20.66	168,148	0.69	2.59	13
2005	16.50	14.62	154,413	0.70	2.31	29
2006	19.44	20.32	142,721	0.71	2.05	19
CLASS Y SHARES
2002	10.99	(23.08)	20,157	0.93	2.74	51
2003	12.53	17.17	25,933	0.95	2.69	35
2004	14.72	20.28	30,289	0.94	2.34	13
2005	16.49	14.35	33,068	0.95	2.06	29
2006	19.43	20.03	34,305	0.96	1.80	19
INCOME BUILDER CLASS X SHARES
2002	9.38	(7.64)	49,505	0.80	4.20	75
2003	10.98	20.84	51,890	0.84	3.26	62
2004	11.74	10.96	49,126	0.82	3.07	38
2005	12.22	6.96	39,562	0.84	2.47	27
2006	13.59	14.21	35,195	0.83	2.43	19
CLASS Y SHARES
2002	9.36	(7.96)	13,930	1.05	3.95	75
2003	10.95	20.51	42,443	1.09	3.04	62
2004	11.71	10.72	48,493	1.07	2.82	38
2005	12.20	6.71	45,918	1.09	2.22	27
2006	13.56	13.96	45,371	1.08	2.18	19

Morgan Stanley Variable Investment Series

Financial Highlights continued

YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
DIVIDEND GROWTH CLASS X SHARES
2002	$13.48	$0.25	$(2.66)	$(2.41)	$(0.25)	—	$(0.25)
2003	10.82	0.22	2.76	2.98	(0.23)	—	(0.23)
2004	13.57	0.22	0.92	1.14	(0.23)	—	(0.23)
2005	14.48	0.19	0.61	0.80	(0.19)	—	(0.19)
2006	15.09	0.21	1.45	1.66	(0.22)	—	(0.22)
CLASS Y SHARES
2002	13.47	0.22	(2.66)	(2.44)	(0.22)	—	(0.22)
2003	10.81	0.19	2.75	2.94	(0.20)	—	(0.20)
2004	13.55	0.19	0.92	1.11	(0.20)	—	(0.20)
2005	14.46	0.15	0.62	0.77	(0.16)	—	(0.16)
2006	15.07	0.17	1.45	1.62	(0.18)	—	(0.18)
GLOBAL DIVIDEND GROWTH CLASS X SHARES
2002	11.47	0.21	(1.62)	(1.41)	(0.19)	—	(0.19)
2003	9.87	0.18	2.94	3.12	(0.22)	—	(0.22)
2004	12.77	0.21	1.68	1.89	(0.20)	—	(0.20)
2005	14.46	0.27	0.63	0.90	(0.24)	—	(0.24)
2006	15.12	0.29	2.94	3.23	(0.33)	$(0.21)	(0.54)
CLASS Y SHARES
2002	11.43	0.18	(1.61)	(1.43)	(0.18)	—	(0.18)
2003	9.82	0.15	2.91	3.06	(0.20)	—	(0.20)
2004	12.68	0.18	1.66	1.84	(0.18)	—	(0.18)
2005	14.34	0.23	0.64	0.87	(0.21)	—	(0.21)
2006	15.00	0.25	2.91	3.16	(0.29)	(0.21)	(0.50)
EUROPEAN EQUITY CLASS X SHARES
2002	16.71	0.12	(3.66)	(3.54)	(0.20)	—	(0.20)
2003	12.97	0.17	3.57	3.74	(0.13)	—	(0.13)
2004	16.58	0.21	1.88	2.09	(0.20)	—	(0.20)
2005	18.47	0.30	1.28	1.58	(0.23)	—	(0.23)
2006	19.82	0.36	5.55	5.91	(0.39)	—	(0.39)
CLASS Y SHARES
2002	16.65	0.08	(3.63)	(3.55)	(0.19)	—	(0.19)
2003	12.91	0.13	3.56	3.69	(0.10)	—	(0.10)
2004	16.50	0.16	1.88	2.04	(0.17)	—	(0.17)
2005	18.37	0.25	1.26	1.51	(0.18)	—	(0.18)
2006	19.70	0.29	5.54	5.83	(0.34)	—	(0.34)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS***
YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		PORTFOLIO TURNOVER RATE
DIVIDEND GROWTH CLASS X SHARES
2002	$10.82	(18.01)%	$819,935	0.57%		1.98%		21%
2003	13.57	27.89	865,039	0.59		1.92		42
2004	14.48	8.46	737,801	0.58		1.60		43
2005	15.09	5.61	582,259	0.57		1.30		38
2006	16.53	11.09	471,931	0.59		1.37		114
CLASS Y SHARES
2002	10.81	(18.23)	70,844	0.82		1.73		21
2003	13.55	27.52	118,445	0.84		1.67		42
2004	14.46	8.21	139,777	0.83		1.35		43
2005	15.07	5.35	143,577	0.82		1.05		38
2006	16.51	10.83	136,660	0.84		1.12		114
GLOBAL DIVIDEND GROWTH CLASS X SHARES
2002	9.87	(12.52)	201,022	0.81		1.96		17
2003	12.77	32.07	221,971	0.82		1.73		103
2004	14.46	14.93	213,836	0.81		1.58		21
2005	15.12	6.34	181,475	0.82		1.88		20
2006	17.81	21.94	165,864	0.83		1.80		24
CLASS Y SHARES
2002	9.82	(12.72)	20,981	1.06		1.71		17
2003	12.68	31.64	47,524	1.07		1.48		103
2004	14.34	14.65	67,522	1.05		1.34		21
2005	15.00	6.17	71,123	1.07		1.63		20
2006	17.66	21.60	74,749	1.08		1.55		24
EUROPEAN EQUITY CLASS X SHARES
2002	12.97	(21.36)	193,153	1.05		0.82		92
2003	16.58	29.03	198,424	1.04		1.26		95
2004	18.47	12.74	178,683	1.04		1.24		103
2005	19.82	8.69	144,969	1.02	(1)	1.60	(1)	61
2006	25.34	30.21	142,000	1.00	(2)	1.59	(2)	62
CLASS Y SHARES
2002	12.91	(21.53)	22,133	1.30		0.57		92
2003	16.50	28.70	36,568	1.29		1.01		95
2004	18.37	12.48	42,333	1.29		0.99		103
2005	19.70	8.36	39,404	1.27	(1)	1.35	(1)	61
2006	25.19	29.88	45,637	1.25	(2)	1.34	(2)	62

Morgan Stanley Variable Investment Series

Financial Highlights continued

YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
EQUITY CLASS X SHARES
2002	$22.66	$0.07	$(4.87)	$(4.80)	$(0.08)	—	$(0.08)
2003	17.78	0.07	3.97	4.04	(0.07)	—	(0.07)
2004	21.75	0.09	2.33	2.42	(0.10)	—	(0.10)
2005	24.07	—	4.39	4.39	—	—	—
2006	28.46	0.02	1.15	1.17	—	—	—
CLASS Y SHARES
2002	22.64	0.03	(4.89)	(4.86)	(0.03)	—	(0.03)
2003	17.75	0.02	3.98	4.00	(0.03)	—	(0.03)
2004	21.72	0.05	2.31	2.36	(0.05)	—	(0.05)
2005	24.03	(0.06)	4.37	4.31	—	—	—
2006	28.34	(0.05)	1.14	1.09	—	—	—
S&P 500 INDEX CLASS X SHARES
2002	10.48	0.10	(2.45)	(2.35)	(0.09)	—	(0.09)
2003	8.04	0.12	2.11	2.23	(0.10)	—	(0.10)
2004	10.17	0.17	0.90	1.07	(0.10)	—	(0.10)
2005	11.14	0.18	0.33	0.51	(0.19)	—	(0.19)
2006	11.46	0.20	1.56	1.76	(0.20)	—	(0.20)
CLASS Y SHARES
2002	10.44	0.08	(2.44)	(2.36)	(0.08)	—	(0.08)
2003	8.00	0.09	2.10	2.19	(0.08)	—	(0.08)
2004	10.11	0.15	0.88	1.03	(0.08)	—	(0.08)
2005	11.06	0.15	0.33	0.48	(0.16)	—	(0.16)
2006	11.38	0.17	1.54	1.71	(0.17)	—	(0.17)
GLOBAL ADVANTAGE CLASS X SHARES
2002	7.17	0.05	(1.53)	(1.48)	(0.06)	—	(0.06)
2003	5.63	0.05	1.69	1.74	(0.07)	—	(0.07)
2004	7.30	0.06	0.85	0.91	(0.03)	—	(0.03)
2005	8.18	0.09	0.46	0.55	(0.02)	—	(0.02)
2006	8.71	0.07	1.53	1.60	(0.07)	—	(0.07)
CLASS Y SHARES
2002	7.14	0.03	(1.52)	(1.49)	(0.04)	—	(0.04)
2003	5.61	0.04	1.67	1.71	(0.05)	—	(0.05)
2004	7.27	0.04	0.85	0.89	(0.02)	—	(0.02)
2005	8.14	0.07	0.45	0.52	—	—	—
2006	8.66	0.05	1.53	1.58	(0.05)	—	(0.05)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS***
YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME (LOSS)	PORTFOLIO TURNOVER RATE
EQUITY CLASS X SHARES
2002	$17.78	(21.21)%	$622,133	0.51%	0.36%	223%
2003	21.75	22.80	616,027	0.52	0.38	210
2004	24.07	11.14	537,086	0.53	0.41	137
2005	28.46	18.16	485,662	0.53	0.02	72
2006	29.63	4.18	370,757	0.54	0.06	111
CLASS Y SHARES
2002	17.75	(21.45)	64,829	0.76	0.11	223
2003	21.72	22.55	100,400	0.77	0.13	210
2004	24.03	10.86	115,741	0.78	0.16	137
2005	28.34	17.89	123,803	0.78	(0.23)	72
2006	29.43	3.92	113,707	0.79	(0.19)	111
S&P 500 INDEX CLASS X SHARES
2002	8.04	(22.48)	110,789	0.46	1.15	5
2003	10.17	27.85	135,767	0.46	1.31	0
2004	11.14	10.59	130,944	0.33	1.69	4
2005	11.46	4.64	103,899	0.28	1.59	5
2006	13.02	15.56	84,545	0.28	1.67	4
CLASS Y SHARES
2002	8.00	(22.67)	62,977	0.71	0.90	5
2003	10.11	27.54	133,144	0.71	1.06	0
2004	11.06	10.29	166,085	0.58	1.44	4
2005	11.38	4.43	172,544	0.53	1.34	5
2006	12.92	15.21	176,883	0.53	1.42	4
GLOBAL ADVANTAGE CLASS X SHARES
2002	5.63	(20.81)	22,866	0.80	0.72	119
2003	7.30	31.12	25,598	0.93	0.87	98
2004	8.18	12.54	23,620	0.84	0.79	111
2005	8.71	6.80	19,227	0.92	1.09	89
2006	10.24	18.55	17,141	0.94	0.76	96
CLASS Y SHARES
2002	5.61	(20.94)	5,229	1.05	0.47	119
2003	7.27	30.75	9,308	1.18	0.62	98
2004	8.14	12.29	11,032	1.09	0.54	111
2005	8.66	6.44	10,618	1.17	0.84	89
2006	10.19	18.35	10,767	1.19	0.51	96

Morgan Stanley Variable Investment Series

Financial Highlights continued

YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
AGGRESSIVE EQUITY CLASS X SHARES
2002	$10.20	$0.01	$(2.31)	$(2.30)	$(0.03)	—	$(0.03)
2003	7.87	0.01	2.04	2.05	0.00 #	—	—
2004	9.92	(0.02)	1.28	1.26	0.00 ##	—	—
2005	11.18	(0.03)	2.62	2.59	—	—	—
2006	13.77	(0.04)	1.12	1.08	—	—	—
CLASS Y SHARES
2002	10.17	(0.01)	(2.31)	(2.32)	(0.01)	—	(0.01)
2003	7.84	(0.01)	2.03	2.02	—	—	—
2004	9.86	(0.04)	1.27	1.23	—	—	—
2005	11.09	(0.06)	2.58	2.52	—	—	—
2006	13.61	(0.07)	1.11	1.04	—	—	—
STRATEGIST CLASS X SHARES
2002	13.94	0.19	(1.56)	(1.37)	(0.21)	—	(0.21)
2003	12.36	0.18	3.03	3.21	(0.23)	—	(0.23)
2004	15.34	0.28	1.30	1.58	(0.32)‡‡	—	(0.32)
2005	16.60	0.30	0.96	1.26	(0.32)	$(1.49)	(1.81)
2006	16.05	0.41	1.86	2.27	(0.44)	(1.35)	(1.79)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS***
YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME (LOSS)	PORTFOLIO TURNOVER RATE
AGGRESSIVE EQUITY CLASS X SHARES
2002	$7.87	(22.60)%	$39,724	0.84%	0.07%	268%
2003	9.92	26.06	42,363	0.87	0.10	195
2004	11.18	12.71	38,347	0.85	(0.16)	185
2005	13.77	23.17	37,130	0.86	(0.29)	85
2006	14.85	7.84	30,720	0.85	(0.27)	59
CLASS Y SHARES
2002	7.84	(22.83)	17,575	1.09	(0.18)	268
2003	9.86	25.77	26,519	1.12	(0.15)	195
2004	11.09	12.47	27,793	1.10	(0.41)	185
2005	13.61	22.72	30,283	1.11	(0.54)	85
2006	14.65	7.64	32,039	1.10	(0.52)	59
STRATEGIST CLASS X SHARES
2002	12.36	(9.89)	372,254	0.52	1.47	124
2003	15.34	26.24	388,356	0.52	1.31	93
2004	16.60	10.37	345,215	0.53	1.79	55
2005	16.05	8.32	289,876	0.54	1.84	46
2006	16.53	15.01	258,164	0.55	2.53	36

Morgan Stanley Variable Investment Series

Financial Highlights continued

YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2002	$13.93	$0.16	$(1.56)	$(1.40)	$(0.18)	—	$(0.18)
2003	12.35	0.14	3.03	3.17	(0.20)	—	(0.20)
2004	15.32	0.24	1.30	1.54	(0.28)‡‡	—	(0.28)
2005	16.58	0.26	0.96	1.22	(0.28)	$(1.49)	(1.77)
2006	16.03	0.37	1.86	2.23	(0.40)	(1.35)	(1.75)

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Includes capital gain distribution of less than $0.001.

***  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period.

††  Distribution from paid-in-capital.

‡‡  Includes distributions from paid-in-capital of $0.002.

#  Distribution of investment income of less than $0.001.

##  Distribution of investment income of $0.001.

(1)  If the Investment Adviser had not "capped" all expenses (except for distribution fees) for European Equity, at 1.0% of its daily net assets for the period June 1, 2005 through December 31, 2005, the ratios of expenses and net investment income to average net assets would have been 1.06% and 1.56%, respectively, for Class X shares and 1.31% and 1.31%, respectively, for Class Y Shares.

(2)  If the Investment Adviser had not "capped" all expenses (except for distribution fees) for European Equity, at 1.0% of its daily net assets for the year ended December 31, 2006, the ratios of expenses and net investment income to average net assets would have been 1.07% and 1.52%, respectively, for Class X shares and 1.32% and 1.27%, respectively, for Class Y Shares.

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS***
YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2002	$12.35	(10.11)%	$57,651	0.77%	1.22%	124%
2003	15.32	25.88	89,935	0.77	1.06	93
2004	16.58	10.12	99,165	0.78	1.54	55
2005	16.03	8.06	98,066	0.79	1.59	46
2006	16.51	14.75	101,878	0.80	2.28	36

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment Series (the "Fund") comprising the Money Market, Limited Duration, Income Plus, High Yield, Utilities, Income Builder, Dividend Growth, Global Dividend Growth, European Equity, Equity, S&P 500 Index, Global Advantage, Aggressive Equity, and Strategist Portfolios, as of December 31, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Morgan Stanley Variable Investment Series as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 20, 2007

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited)

On August 1, 2006, a Special Meeting of Shareholders of the Fund was scheduled in order to vote on the proposals set forth below. The meeting was held on August 1, 2006, and results were as follows:

(1) Election of Trustees:

	FOR	WITHHOLD	ABSTAIN	BNV*
Frank L. Bowman	463,819,903	44,847,036	0	0
Kathleen A. Dennis	464,740,749	43,926,190	0	0
James F. Higgins	464,671,921	43,995,018	0	0
Joseph J. Kearns	464,669,200	43,997,739	0	0
Michael F. Klein	464,531,107	44,135,832	0	0
W. Allen Reed	464,138,829	44,528,110	0	0
Fergus Reid	463,956,148	44,710,791	0	0

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Dr. Manuel H. Johnson and Michael E. Nugent.

(2) Eliminate certain fundamental investment restrictions:

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Eliminate fundamental policy restricting the Portfolio's ability to pledge assets	Aggressive Equity	4,267,839	213,614	242,503	0
	Dividend Growth	39,990,267	1,648,706	1,318,594	0
	Equity	17,636,922	939,686	757,327	0
	European Equity	7,725,223	349,271	289,716	0
	Global Advantage	2,884,950	138,684	73,141	0
	Global Dividend Growth	13,856,503	734,750	507,050	0
	High Yield	52,666,409	2,620,313	1,124,376	0
	Income Builder	6,062,868	277,369	208,467	0
	Income Plus	37,054,052	1,365,250	1,251,620	0
	Limited Duration	13,170,227	555,167	330,867	0
	Money Market	202,704,533	32,797,214	9,372,104	0
	S&P 500 Index	20,632,884	1,107,290	958,943	0
	Strategist	20,667,191	714,868	708,580	0
	Utilities	8,143,069	240,869	357,663	0

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited) continued

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Eliminate the fundamental policy restricting purchases of securities on margin	Aggressive Equity	4,255,805	220,004	248,147	0
	Dividend Growth	39,815,706	1,763,785	1,378,076	0
	Equity	17,596,226	956,794	780,915	0
	European Equity	7,707,798	393,758	262,654	0
	Global Advantage	2,890,320	133,314	73,141	0
	Global Dividend Growth	13,805,458	831,014	461,831	0
	High Yield	52,634,465	2,647,691	1,128,942	0
	Income Builder	6,028,441	306,351	213,912	0
	Income Plus	36,908,455	1,546,816	1,215,651	0
	Limited Duration	13,075,928	588,868	391,465	0
	Money Market	201,822,976	33,782,958	9,267,917	0
	S&P 500 Index	20,594,095	1,111,444	993,578	0
	Strategist	20,647,908	696,603	746,128	0
	Utilities	8,112,133	279,230	350,238	0
Eliminate the fundamental policy prohibiting investments in oil, gas, and other types of minerals or mineral leases	Aggressive Equity	4,266,073	207,810	250,073	0
	Dividend Growth	40,042,958	1,611,198	1,303,411	0
	Equity	17,709,721	908,685	715,529	0
	European Equity	7,767,009	334,751	262,450	0
	Global Advantage	2,886,684	130,872	79,219	0
	Global Dividend Growth	13,985,750	673,229	439,324	0
	High Yield	52,712,753	2,551,829	1,146,516	0
	Income Builder	6,050,942	302,058	195,704	0
	Income Plus	37,090,283	1,304,701	1,275,938	0
	Limited Duration	13,111,755	535,300	409,206	0
	Money Market	202,172,189	33,186,705	9,514,957	0
	S&P 500 Index	20,528,351	1,163,782	1,006,984	0
	Strategist	20,757,316	559,944	773,379	0
	Utilities	8,145,307	250,309	345,985	0
Eliminate the fundamental policy regarding investments in warrants	Dividend Growth	39,867,871	1,685,067	1,404,629	0
	Equity	17,617,308	965,295	751,332	0

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited) continued

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Eliminate the fundamental policy prohibiting or restricting the purchase of securities of issuers in which trustees, officers have interest	Dividend Growth	39,923,038	1,683,789	1,350,740	0
	Equity	17,604,698	993,008	736,229	0
	European Equity	7,698,330	395,372	270,508	0
	Global Dividend Growth	13,812,093	837,933	448,277	0
	High Yield	52,491,651	2,635,684	1,283,763	0
	Income Builder	5,956,007	363,606	229,091	0
	Income Plus	36,992,220	1,446,681	1,232,021	0
	Money Market	201,529,170	33,747,425	9,597,256	0
	Strategist	20,454,744	906,894	729,001	0
	Utilities	8,137,097	265,391	339,113	0
Eliminate the fundamental policy prohibiting investments for purposes of exercising control	Aggressive Equity	4,290,470	208,971	224,515	0
	Dividend Growth	40,078,028	1,500,775	1,378,764	0
	Equity	17,673,700	905,661	754,574	0
	European Equity	7,715,529	378,453	270,228	0
	Global Advantage	2,898,608	120,508	77,659	0
	Global Dividend Growth	13,883,972	763,042	451,289	0
	High Yield	52,642,779	2,457,048	1,311,271	0
	Income Builder	5,975,225	353,328	220,151	0
	Income Plus	37,340,254	1,148,826	1,181,842	0
	Limited Duration	13,151,007	512,120	393,134	0
	Money Market	202,620,215	32,491,534	9,762,102	0
	S&P 500 Index	20,701,276	1,013,939	983,902	0
	Strategist	20,695,866	633,874	760,899	0
	Utilities	8,178,573	217,817	345,211	0
Eliminate the fundamental policy regarding purchase of common stock	High Yield	53,091,974	2,274,092	1,045,032	0
	Income Plus	37,467,111	1,035,010	1,168,801	0

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited) continued

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Eliminate the fundamental policy regarding investments in unseasoned companies	Dividend Growth	39,890,709	1,734,565	1,332,293	0
	Equity	17,558,896	994,502	780,537	0
	European Equity	7,716,585	387,095	260,530	0
	Global Advantage	2,895,605	118,642	82,528	0
	Global Dividend Growth	13,816,268	803,766	478,269	0
	High Yield	52,632,727	2,521,189	1,257,182	0
	Income Builder	5,958,443	383,514	206,747	0
	Income Plus	37,221,335	1,210,111	1,239,476	0
	Money Market	202,512,618	32,983,315	9,377,918	0
	S&P 500 Index	20,638,750	1,073,587	986,780	0
	Strategist	20,501,658	845,599	743,382	0
	Utilities	8,141,978	256,393	343,230	0
Eliminate the fundamental policy regarding investments in foreign securities	Equity	17,701,212	866,940	765,783	0
Eliminate the fundamental policy prohibiting participation in joint securities accounts	Aggressive Equity	4,280,293	216,191	227,472	0
	Dividend Growth	39,916,475	1,582,269	1,458,823	0
	Equity	17,652,682	881,178	800,075	0
	European Equity	7,758,785	319,661	285,764	0
	Global Advantage	2,896,120	122,996	77,659	0
	Global Dividend Growth	13,895,925	736,190	466,188	0
	High Yield	52,782,272	2,318,285	1,310,541	0
	Income Builder	5,965,051	355,317	228,336	0
	Income Plus	37,119,973	1,323,760	1,227,189	0
	Limited Duration	13,122,709	553,629	379,923	0
	Money Market	203,101,446	32,425,551	9,346,854	0
	S&P 500 Index	20,682,775	1,025,039	991,303	0
	Strategist	20,583,298	734,391	772,950	0
	Utilities	8,164,814	227,364	349,423	0

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited) continued

(3) Modify certain fundamental investment restrictions:

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Modify fundamental policy regarding diversification	Aggressive Equity	4,276,108	207,689	240,159	0
	Dividend Growth	39,958,732	1,582,893	1,415,942	0
	Equity	17,751,798	846,699	735,438	0
	European Equity	7,729,817	361,929	272,464	0
	Global Advantage	2,898,092	121,024	77,659	0
	Global Dividend Growth	13,875,797	783,806	438,700	0
	High Yield	52,797,852	2,471,765	1,141,481	0
	Income Builder	5,973,407	371,055	204,242	0
	Income Plus	37,187,485	1,298,669	1,184,768	0
	Limited Duration	13,154,676	525,517	376,068	0
	Money Market	203,036,134	32,533,812	9,303,905	0
	S&P 500 Index	20,705,069	986,867	1,007,181	0
	Strategist	20,790,568	548,257	751,814	0
	Utilities	8,182,685	223,832	335,084	0
Modify fundamental policy regarding borrowing money	Aggressive Equity	4,257,055	236,008	230,893	0
	Dividend Growth	39,741,118	1,807,173	1,409,276	0
	Equity	17,564,149	1,026,143	743,643	0
	European Equity	7,684,180	405,255	274,775	0
	Global Advantage	2,890,858	127,237	78,680	0
	Global Dividend Growth	13,788,979	855,367	453,957	0
	High Yield	52,410,223	2,632,262	1,368,613	0
	Income Builder	5,909,112	433,601	205,991	0
	Limited Duration	13,079,170	580,619	396,472	0
	Money Market	202,052,950	33,302,527	9,518,374	0
	S&P 500 Index	20,620,584	1,073,220	1,005,313	0
	Strategist	20,430,352	917,964	742,323	0
	Utilities	8,140,737	265,324	335,540	0

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited) continued

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Modify fundamental policy regarding loans	Aggressive Equity	4,265,451	229,835	228,670	0
	Dividend Growth	39,746,051	1,793,620	1,417,896	0
	Equity	17,574,159	1,008,133	751,643	0
	European Equity	7,683,968	401,689	278,553	0
	Global Advantage	2,891,788	127,328	77,659	0
	Global Dividend Growth	13,794,218	833,665	470,420	0
	High Yield	52,702,784	2,544,405	1,163,909	0
	Income Builder	5,903,241	430,531	214,932	0
	Income Plus	37,038,639	1,399,325	1,232,958	0
	Limited Duration	13,041,001	610,011	405,249	0
	Money Market	202,119,469	33,047,763	9,706,619	0
	S&P 500 Index	20,604,919	1,074,359	1,019,839	0
	Strategist	20,422,833	911,928	755,878	0
	Utilities	8,152,483	255,197	333,921	0
Modify fundamental policy regarding investment in commodities, commodity contracts, and futures contracts	Aggressive Equity	4,264,040	222,559	237,357	0
	Dividend Growth	39,890,223	1,713,415	1,353,929	0
	Equity	17,652,138	943,451	738,346	0
	European Equity	7,714,741	377,356	272,113	0
	Global Advantage	2,890,303	127,237	79,235	0
	Global Dividend Growth	13,834,016	815,830	448,457	0
	High Yield	52,658,394	2,605,023	1,147,681	0
	Income Builder	5,961,087	381,625	205,992	0
	Income Plus	37,027,499	1,403,667	1,239,756	0
	Limited Duration	13,055,551	601,088	399,622	0
	Money Market	203,152,899	32,302,413	9,418,539	0
	S&P 500 Index	20,615,171	1,058,039	1,025,907	0
	Strategist	20,633,370	700,125	757,144	0
	Utilities	8,165,445	245,549	330,607	0

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited) continued

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Modify fundamental policy regarding issuance of senior securities	Aggressive Equity	4,270,019	210,441	243,496	0
	Dividend Growth	39,936,524	1,611,234	1,409,809	0
	Equity	17,634,852	904,257	794,826	0
	European Equity	7,698,781	384,336	281,093	0
	Global Advantage	2,890,858	128,258	77,659	0
	Global Dividend Growth	13,863,501	770,264	464,538	0
	High Yield	52,716,758	2,494,442	1,199,898	0
	Income Builder	5,978,398	355,374	214,932	0
	Income Plus	37,099,086	1,367,984	1,203,852	0
	Limited Duration	13,112,770	549,048	394,443	0
	Money Market	202,756,133	32,142,164	9,975,554	0
	S&P 500 Index	20,580,770	1,064,323	1,054,024	0
	Strategist	20,484,370	869,960	736,309	0
	Utilities	8,157,402	241,126	343,073	0

(4) Reclassify certain fundamental policies as non-fundamental policies:

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Reclassify as non-fundamental the fundamental policy prohibiting investments in other investment companies exceeding specified percentage limitations	Dividend Growth	39,979,391	1,584,985	1,393,191	0
	Equity	17,674,727	861,150	798,058	0
	European Equity	7,738,964	351,411	273,835	0
	Global Dividend Growth	13,898,608	766,110	433,585	0
	High Yield	52,924,955	2,306,138	1,180,005	0
	Income Builder	5,957,563	381,031	210,110	0
	Income Plus	37,261,939	1,213,374	1,195,609	0
	Money Market	202,621,568	32,614,231	9,638,052	0
	Strategist	20,669,831	684,141	736,667	0
	Utilities	8,180,225	218,163	343,213	0

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited) continued

	PORTFOLIO	FOR	AGAINST	ABSTAIN	BNV+
Reclassify as non-fundamental the fundamental policy prohibiting or limiting investments in illiquid or restricted securities	Dividend Growth	39,920,114	1,626,025	1,411,428	0
	Equity	17,597,991	924,607	811,337	0
	European Equity	7,694,421	385,895	283,894	0
	Income Plus	37,248,386	1,178,761	1,243,775	0
	Money Market	202,286,526	32,265,893	10,321,432	0
	Strategist	20,635,816	703,447	751,376	0
	Utilities	8,145,295	243,077	353,229	0
Reclassify as non-fundamental the fundamental policy on the purchase or sale of puts, calls and combinations thereof	Equity	17,548,304	1,004,473	781,158	0
	High Yield	52,525,910	2,511,419	1,373,769	0
	Money Market	202,019,785	33,015,908	9,838,158	0

  +  Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital, LLC.

Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Commitee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006). President and CEO of General Motors Asset Management; formerly, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	171	Director of GMAC (financial services), and Temple-Inland Industries (packaging, banking and forest products); member of the Board of Executives of the Morgan Stanley Capital International Editorial Board; Director of Legg Mason and Director of various investment fund advisory boards.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of December 31, 2006.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (52) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (43) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (40) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).

Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

(This page has been intentionally left blank.)

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairman of the Board

Ronald E. Robison President and Principal Executive Officer

J. David Germany Vice President

Dennis F. Shea Vice President

Barry Fink Vice President

Amy R. Doberman Vice President

Carsten Otto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Chief Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Investment Adviser
Morgan Stanley Investment Advisors Inc. 1221 Avenue of the Americas New York, New York 10020

Sub-Adviser (Global Dividend Growth and European Equity)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, United Kingdom E14 4QA

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

VARINANR RA07-00164P-Y12/06

#40113A

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2006

	Registrant		Covered Entities(1)
Audit Fees	$360,200		N/A

Non-Audit Fees
Audit-Related Fees	$496	(2)	$5,162,000	(2)
Tax Fees	$63,306	(3)	$1,389,000	(4)
All Other Fees	$—	(5)	$—	(5)
Total Non-Audit Fees	$63,802		$6,551,000

Total	$424,002		$6,551,000

2005

	Registrant		Covered Entities(1)
Audit Fees	$387,503		N/A

Non-Audit Fees
Audit-Related Fees	$540	(2)	$3,215,745	(2)
Tax Fees	$62,298	(3)	$24,000	(4)
All Other Fees	$—	(5)	$—	(5)
Total Non-Audit Fees	$62,838		$3,239,745

Total	$450,341		$3,239,745

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Bowman, Wayne Hedien, Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 9, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 9, 2007